UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

EQUITY FUNDS

SEMIANNUAL REPORT

June 30, 2008

CGM Advisor Targeted Equity Fund

Hansberger International Fund

Harris Associates Focused Value Fund

Harris Associates Large Cap Value Fund

Vaughan Nelson Small Cap Value Fund

Natixis U.S. Diversified Portfolio

BlackRock Investment Management

Harris Associates

Loomis, Sayles & Company

Management Discussion and Performance page 1

Portfolio of Investments page 22

Financial Statements page 35

CGM ADVISOR TARGETED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Management Discussion

Amid a worsening credit crisis, flat consumer spending and a looming recession, U.S. equities struggled during the first half of 2008.

In this troubled environment, CGM Advisor Targeted Equity Fund emphasized companies doing business globally, which helped reduce the fund’s risk in pursuit of capital growth. For the six months ended June 30, 2008, the fund returned -5.07%, based on the net asset value of Class A shares, after reinvesting $0.44 in capital gains and less than $0.01 in dividends. Consequently, we were gratified that the fund outperformed its benchmark, the S&P 500 Index, which returned -11.91% for the period, and the -10.38% average return on Morningstar’s Large Growth category.

FUND’S COMMITMENT TO GLOBAL BUSINESSES SUPPORTED PERFORMANCE

Throughout the period, the fund remained fully invested in anticipation of continued healthy growth in the global economy. While the U.S. economy was weakened by a serious decline in housing prices and new construction, as well as slower consumer spending, the fund emphasized companies whose fundamentals were positively impacted by favorable trends in foreign countries. We also invested in ADRs (American Depositary Receipts) of some foreign companies. An ADR makes it easier for foreign stocks to trade on U.S. stock exchanges.

Energy was the fund’s largest sector allocation, increasing from 20% of the portfolio at the beginning of the year to over 30% of assets as of June 30, 2008. During the period, the fund established a new position in Texas-based Fluor Corporation, a leading provider of engineering, construction and maintenance services to energy companies worldwide. Late in the quarter, we also added some railroad stocks, including CSX Corporation and Burlington Northern Santa Fe Corporation, both of which are benefiting from increased demand for exports of grain and coal.

Funding for these purchases came from sales of some financial stocks, including Bank of America, Wells Fargo and MetLife, as well as from the sale of Monsanto, a multinational agricultural biotechnology holding, and pharmaceutical giant Johnson & Johnson.

ENERGY STOCKS AND CREDIT CARD ISSUES CONTRIBUTE POSITIVE RESULTS

Although most stocks in the fund lost ground with the market, Petroleo Brasileiro (better known as Petrobras), Halliburton, and MasterCard climbed, reflecting positive earnings growth and prospects. Petrobras, Brazil’s state-run oil company, announced that its estimated recoverable reserves at the offshore Tupi oil field range from five to eight billion barrels, which would make it one of the biggest oil discoveries in the last 20 years. Halliburton, a major oil service provider, benefited from continued strength in oil exploration and development globally, as well as an improved outlook for exploration and development in North America. MasterCard, one of the two leading transaction processors to the credit card industry, continued to report solid earnings growth, which helped support its share price.

SEVERAL ISSUES DETRACTED FROM PERFORMANCE

Ford Motor Company, Apple, and Prudential Financial were the fund’s worst performers for the period. Ford was hurt by declining sales of SUVs and trucks, as gasoline prices reached new highs. Although company fundamentals remained solid, Apple witnessed a drop in share price due to weak conditions in the personal computer market. We continue to hold both issues. However, we sold Prudential, which declined on unfavorable developments in the financial industry.

OUTLOOK FOR GLOBAL ECONOMY REMAINS FAVORABLE

Going forward, we expect the global economy to continue to benefit from strength in developing markets. At the same time, we believe U.S. businesses may benefit as the weak dollar makes goods and services cheaper in other parts of the world. As always, our strategy is to focus on a small number of companies we believe offer superior growth potential.

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

Average Annual Total Returns — June 30, 2008

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 11/27/68)
Net Asset Value[1]	-5.07%	14.07%	16.39%	5.83%	—
With Maximum Sales Charge[2]	-10.51	7.48	15.01	5.20	—

Class B (Inception 2/28/97)
Net Asset Value[1]	-5.52	13.08	15.53	5.03	—
With CDSC[3]	-10.05	8.08	15.30	5.03	—

Class C (Inception 9/1/98)
Net Asset Value[1]	-5.44	13.22	15.53	—	6.77%
With CDSC[3]	-6.34	12.22	15.53	—	6.77

Class Y (Inception 6/30/99)
Net Asset Value[1]	-5.03	14.29	16.75	—	5.68

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS C INCEPTION[6]	SINCE CLASS Y INCEPTION[6]
S&P 500 Index[4]	-11.91%	-13.12%	7.58%	2.88%	4.69%	0.88%
Morningstar Large Growth Fund Avg.[5]	-10.38	-6.02	7.81	2.61	4.68	0.43

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	97.7	95.8
Short-Term Investments and Other	2.3	4.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
Petroleo Brasileiro SA, ADR	10.1	9.1
Schlumberger Ltd.	6.5	6.6
Halliburton Co.	5.4	4.5
MasterCard, Inc., Class A	5.4	5.2
Chevron Corp.	5.2	—
Apple, Inc.	5.1	5.4
Banco Itau Holding Financeira SA, ADR	5.0	5.6
ConocoPhillips	4.9	—
Air Products & Chemicals, Inc.	4.9	—
Barrick Gold Corp.	4.9

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Oil, Gas & Consumable Fuels	20.2	9.1
Energy Equipment & Services	12.0	11.1
Chemicals	9.2	10.7
Computers & Peripherals	7.8	5.4
Road & Rail	6.9	—

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.17%	1.17%
B	1.92	1.92
C	1.93	1.93
Y	0.90	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class C from 9/1/98; and Class Y from 7/1/99.

HANSBERGER INTERNATIONAL FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Inception Date:

December 29, 1995

Managers:

Growth:

Trevor Graham

Barry A. Lockhart

Patrick H. Tan

Thomas R.H. Tibbles

Value:

Ronald Holt

Lauretta Reeves

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Management Discussion

The credit crunch that shook world financial markets in 2007 continued into 2008. Although very few markets were positive during the first half, rising energy and materials prices provided some support in the second quarter. However, the six-month period was one of the worst on record for world stock prices.

For the six months ended June 30, 2008, Hansberger International Fund’s total return was -9.30% based on the net asset value of Class A shares, after reinvesting $0.42 in capital gains and $0.04 in dividends. By comparison, the fund’s benchmarks, the MSCI EAFE Index and the MSCI ACWI ex USA Index, returned -10.58% and -9.84%, respectively. The average performance of the fund’s Morningstar peer group, the Foreign Large Blend category, was -10.71%. All returns are expressed in U.S. dollars. Neither the fund nor its benchmarks include U.S. stocks, and the Morningstar category has only limited exposure to domestic equities.

Two teams of Hansberger’s international equity specialists manage the fund. One focuses on value and the other seeks growth potential.

VALUE TEAM DID WELL IN EMERGING MARKETS AND MATERIALS

Materials and resource stocks in the emerging markets region contributed to the value segment’s performance. The segment’s top performer during the period was Evraz Group in Russia, one of the world’s largest steel producers, which benefited from higher prices for steel, iron and coke. Its acquisition of Oregon Steel in 2007 also added to the firm’s profits. Brazilian utility CEMIG (Companhia Energetica de Minas Gerais) was the second best performer. The stock has a high dividend and the company is benefiting from an improved regulatory environment in Brazil.

The financial sector has led world markets in a downward spiral since last year. One of the segment’s worst performers was HBOS PLC, the holding company for Bank of Scotland. The largest mortgage lender in the U.K., HBOS operates banking and insurance companies in Australia as well as the U.K. The worldwide credit crunch caused investors to flee, but the value team believes it will emerge as one of the strongest players once the credit crisis clears. Siemens AG, a European industrial company with operations in 190 countries, also proved disappointing. European industrials in general have done poorly recently, but the value team believes Siemens will emerge as a strong performer in time.

HANSBERGER’S GROWTH TEAM SEEKS SECULAR GROWTH COMPANIES

Secular growth companies seek to create their own opportunities rather than waiting for market trends to turn their way. These are often innovative companies seeking affordable solutions to such universal problems as finding renewable, clean sources of energy. Denmark’s Vestas Wind Systems, a specialist in equipment that uses wind power to generate electricity, is one such company; it has been a strong performer for the fund for several years. A more recent acquisition is Q-Cells, a rapidly growing manufacturer of photovoltaic modules. Both stocks did well during the period, countering trends in other sectors.

However, not even the best ideas lead to consistently strong stock prices. The growth team had disappointing results with Renewable Energy Corp, as this and other solar stocks were caught in a general sell-off recently. Although the stock fell in price, the growth team is holding it in anticipation of good results long term. Another example is Foxconn, one of the world’s leading manufacturers of handsets, supplying components for Motorola, Nokia and Sony. The company had a difficult first quarter and the stock declined, but the growth team believes it is a quality manufacturer and is anticipating a turnaround.

OUTLOOK IS FOR DECELERATING GLOBAL GROWTH

Hansberger expects to see continued global growth, but at a slower pace, especially in developed markets. Characteristics we look for are attractive valuations, strong balance sheets, and the potential to generate growth even in difficult times through innovation and restructuring.

HANSBERGER INTERNATIONAL FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — June 30, 20087

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 12/29/95)
Net Asset Value[1]	-9.30%	-6.41%	16.47%	7.94%
With Maximum Sales Charge[2]	-14.50	-11.80	15.10	7.31

CLASS B (Inception 12/29/95)
Net Asset Value[1]	-9.66	-7.07	15.61	7.16
With CDSC[3]	-14.06	-11.16	15.38	7.16

CLASS C (Inception 12/29/95)
Net Asset Value[1]	-9.64	-7.09	15.61	7.15
With CDSC[3]	-10.52	-7.91	15.61	7.15

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
MSCI EAFE Index[4]	-10.58%	-10.15%	17.16%	6.23%
MSCI ACWI ex USA Index[5]	-9.84	-6.20	19.42	7.73
Morningstar Foreign Large Blend Fund Avg.[6]	-10.71	-9.04	15.90	5.28

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	98.0	97.3
Preferred Stock	1.8	1.3
Short-Term Investments and Other	0.2	1.4

TEN LARGEST HOLDINGS	6/30/08	12/31/07
Nintendo Co., Ltd.	2.5	1.9
Petroleo Brasileiro SA, ADR	2.2	2.2
Saipem SpA	1.9	1.6
Infosys Technologies, Ltd., Sponsored ADR	1.6	1.3
Roche Holding AG	1.6	0.8
Banco Santander Central Hispano SA	1.6	1.7
OAO Gazprom, Sponsored ADR	1.4	0.6
UniCredito Italiano SpA	1.4	1.6
Adidas AG	1.4	1.9
Axa	1.4	1.5

FIVE LARGEST COUNTRIES	6/30/08	12/31/07
Japan	14.0	14.0
United Kingdom	12.1	13.0
France	9.5	9.9
Switzerland	8.4	8.9
Germany	8.2	6.6

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.45%	1.45%
B	2.20	2.20
C	2.20	2.20

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]

Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE Index) is an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada.

[5]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA Index) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[6]	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

HARRIS ASSOCIATES FOCUSED VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Focuses on 25 to 30 stocks of mid- to large-cap U.S. companies

Inception Date:

March 15, 2001

Managers:

Robert M. Levy

Michael J. Mangan

Symbols:

Class A	NRSAX
Class B	NRSBX
Class C	NRSCX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Stocks began 2008 with a sharp descent and then rallied as the Federal Reserve Board moved aggressively to address the credit crisis. However, the rally turned around late in the period as renewed credit and inflation concerns triggered another selloff.

Despite the fund’s emphasis on the weak financial sector and its lack of exposure to energy, Harris Associates Focused Value Fund kept pace with the benchmark for most of the first half of 2008. However, as most sectors fell sharply in June, the fund trailed its benchmark for the period as a whole. For the six months ended June 30, 2008, the fund returned -15.52% based on the net asset value of Class A shares, after reinvesting $0.15 in capital gains. The fund’s benchmark, the S&P 500 Index, returned -11.91% for the period, and the average return on the funds in Morningstar’s Large Blend category was -11.18%.

HEALTHCARE AND INDUSTRIAL COMPANIES SHOWED SOLID GAINS

Shares of Tenet Healthcare rose in the first half of 2008 as a turnaround in operations took hold. Favorable prices realized on the sale of some underperforming hospitals also reduced the company’s debt levels. Increasing volumes and better results in weaker regions of the country further contributed to the rise in the price of the stock. PerkinElmer, a maker of life sciences products, had been selling at a discount to its competitors, even though its balance sheet and prospects seemed strong. Recent increases in the price of the stock reflect widening recognition of the company’s improved results, but we continue to believe the current price still does not fully reflect the company’s outlook. Conglomerate ITT was a leader among the fund’s industrial holdings. The company is focusing on areas of strength, including defense electronics, and it has solid growth prospects in fluid technology, motion and flow control.

NO ENERGY STOCKS, STRONG EMPHASIS ON FINANCIALS HURT PERFORMANCE

Energy was the period’s strongest sector, but the fund had no exposure to it. We continue to believe that energy stock valuations are unreasonably high and that increased awareness by businesses and consumers may start to cut into demand.

Our sizeable weighting in financial stocks also hurt the fund’s performance. Decliners in the portfolio included such leading companies as Merrill Lynch, Morgan Stanley and Legg Mason. We capitalized on price weakness to add to the fund’s stake in Merrill because we believe their ownership interests in money management firms could attract buyers as a shift in investor sentiment works its way through the system. All three companies remain in the portfolio.

SOME STOCKS’ POTENTIAL FAILED TO TRANSLATE INTO GAINS

Economic concerns drove down shares of Starwood Hotels despite its expanding hotel inventory. Starwood franchises its properties to others, collecting fees while avoiding infrastructure costs. Technology leader Intel is the fund’s largest position. We have been adding to it for some time and we still like the stock, but it has faced selling pressure this year with no news to account for it. We remain optimistic about Intel’s long-term outlook. Micron Technology stock has been volatile, reflecting fears that the economic slowdown might shrink demand for memory chips. Micron’s quarterly financial results are trending higher and we believe its strong finances position the firm to capture additional market share if less well-capitalized competitors weaken.

We believe that volatility in recent quarters may have produced opportunities to acquire good companies at attractive valuations. The fund’s portfolio now stands at a steep discount to our assessment of the companies’ long-term growth potential, suggesting that good gains may be possible once current pressures ease. We think the credit and housing crises will work their way through the system in time and that the market will improve as conditions stabilize.

HARRIS ASSOCIATES FOCUSED VALUE FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — June 30, 20087

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A (Inception 3/15/01)
Net Asset Value[1]	-15.52%	-26.59%	3.46%	2.83%
With Maximum Sales Charge[2]	-20.36	-30.82	2.24	2.00

CLASS B (Inception 3/15/01)
Net Asset Value[1]	-15.93	-27.13	2.66	2.06
With CDSC[3]	-20.05	-30.13	2.42	2.06

CLASS C (Inception 3/15/01)
Net Asset Value[1]	-15.81	-27.09	2.69	2.08
With CDSC[3]	-16.63	-27.69	2.69	2.08

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION[6]
S&P 500 Index [4]	-11.91%	-13.12%	7.58%	3.18%
Morningstar Large Blend Fund Avg.[5]	-11.18	-12.27	7.64	3.33

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	98.7	100.0
Short-Term Investments and Other	1.3	0.0

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
Intel Corp.	7.7	9.0
PerkinElmer, Inc.	6.0	5.2
National Semiconductor Corp.	6.0	6.1
Robert Half International, Inc.	6.0	4.9
Dell, Inc.	5.9	1.1
Teradata Corp.	5.3	1.3
Virgin Media, Inc.	5.2	5.2
Tiffany & Co.	4.9	2.7
Hospira, Inc.	4.7	4.9
Starwood Hotels & Resorts Worldwide, Inc.	4.5	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Semiconductors & Semiconductor Equipment	15.9	21.7
Capital Markets	12.0	5.0
Computers & Peripherals	10.9	2.4
Life Sciences Tools & Services	8.5	9.2
Specialty Retail	7.7	2.7

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.39%	1.39%
B	2.14	2.14
C	2.14	2.14

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	The since-inception comparative performance figures shown are calculated from 4/1/01.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Managers:

Edward S. Loeb

Michael J. Mangan

Diane L. Mustain

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

After slumping early in the year, stocks staged a spring rally that was cut short in mid-May as the ongoing credit crisis and record energy prices dimmed prospects for the economy. Harris Associates Large Cap Value Fund posted disappointing returns for the period, with most of the shortfall occurring amid June’s market turbulence.

For the six months ended June 30, 2008, the fund’s return was -14.98% based on the net asset value of Class A shares, after reinvesting less than $0.01 in dividends. The fund’s results trailed its benchmark and its Morningstar peer group. The Russell 1000 Value Index returned -13.57%, while the average return on the funds in Morningstar’s Large Blend category was -11.18%.

ABSENCE OF ENERGY OVERWHELMED POSITIVE RESULTS IN OTHER SECTORS

Coming into June, the fund’s returns were stronger than its benchmark, although both were negative. However, by the end of June, shares in most sectors had fallen sharply. Energy was the exception. The absence of energy companies in the portfolio was the primary reason for the fund’s underperformance in the first half of 2008. The fund’s industrials stocks were strong, and good stock selection in financials was a net positive despite the weakness in the sector as a whole.

LEADERS WERE IN DIVERSE SECTORS

Renowned railroad company Union Pacific (UP) continued to be a strong contributor. Shippers have found railroads more cost efficient than trucks during periods of high energy costs, and UP is also still benefiting from restructuring started three years ago. Pharmaceutical company Schering-Plough was another strong holding during the period. We had sold Schering following negative reports on the firm’s cholesterol drugs, but lowered valuations subsequently led us to repurchase shares, which soon recovered. We increased the fund’s stake in Home Depot when the slump in home construction caused shares to decline. A subsequent rebound put this holding in positive territory for the period. Comcast rose modestly, reflecting its ability to maintain market share in the face of strong competition. Medtronic, a medical technology company, also added to returns as investors grew more confident of its business prospects.

FINANCIALS AND SOME TECHNOLOGY STOCKS DECLINED

Merrill Lynch was the fund’s worst performer during the period. Our investment in Merrill is based on the value we see in their non-investment banking businesses, including private wealth management and their partial ownership of BlackRock Advisors and Bloomberg. Other leading financial firms in the portfolio, including Bank of New York Mellon, Morgan Stanley and American Express also declined, in value, but less than the sector overall.

In technology, a deteriorating competitive position led us to sell communications leader Motorola at a loss. Shares of Intel, one of the fund’s largest commitments, declined in the first few days of January. We expanded the fund’s position and shares subsequently stabilized. Intel is a bellwether company and we believe its earlier weakness may reflect concerns about the economy. Shares of cruise operator Carnival Corp. fell as shrinking travel volumes and high fuel prices pressured earnings.

PORTFOLIO STANDS AT DEEP DISCOUNT TO POTENTIAL VALUE

By this time next year we believe that credit problems will have diminished and the market will react favorably. Our stock selection process continues to lead us away from energy companies. We think investors have focused on the sector’s momentum despite diminishing fundamental support for current price levels, especially as the economy slows and individuals and businesses take steps to curb usage.

Based on our analysis, stocks in the fund’s portfolio as a group are trading at the widest discount to potential future value that we have seen in years. Assuming the current cycle reverses, we believe the fund’s holdings have substantial upside potential.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — June 30, 20087

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/6/31)
Net Asset Value[1]	-14.98%	-22.22%	3.45%	-0.14%	—
With Maximum Sales Charge[2]	-19.85	-26.69	2.23	-0.73	—

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-15.26	-22.80	2.66	-0.88	—
With CDSC[3]	-19.50	-26.66	2.30	-0.88	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	-15.28	-22.83	2.69	-0.89	—
With CDSC[3]	-16.13	-23.60	2.69	-0.89	—

CLASS Y (Inception 11/18/98)
Net Asset Value[1]	-14.81	-21.97	3.79	—	0.61%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[6]
Russell 1000 Value Index[4]	-13.57%	-18.78%	8.92%	4.91%	5.17%
Morningstar Large Blend Fund Avg.[5]	-11.18	-12.27	7.64	3.32	3.47

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	97.3	96.5
Short-Term Investments and Other	2.7	3.5

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
Intel Corp.	6.5	6.9
Dell, Inc.	5.4	4.5
Hewlett-Packard Co.	5.1	5.0
Carnival Corp.	4.7	4.3
Merrill Lynch & Co., Inc.	4.6	—
Bank of New York Mellon Corp.	4.5	4.9
Schering-Plough Corp.	4.2	—
Union Pacific Corp.	4.2	5.5
Capital One Financial Corp.	3.6	3.6
McDonald’s Corp.	3.5	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Capital Markets	16.3	10.2
Computers & Peripherals	10.5	10.9
Hotels, Restaurants & Leisure	9.9	7.4
Semiconductors & Semiconductor Equipment	8.9	9.4
Media	8.6	—

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.28%	1.28%
B	2.04	2.04
C	2.04	2.04
Y	0.91	0.91

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	The since-inception comparative performance figures shown for Class Y are calculated from 12/1/98.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

VAUGHAN NELSON SMALL CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Inception Date:

December 31, 1996

Managers:

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

What You Should Know:

Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Strategies we initiated more than a year ago helped insulate Vaughan Nelson Small Cap Value Fund from the worst impacts of the ongoing credit crisis. Good stock selection, an emphasis on economically vigorous sectors, and avoiding the most troubled areas of financial services helped the fund hold up well during one of the most difficult periods ever for stock prices.

For the six months ended June 30, 2008, the fund’s total return was -1.36% based on the net asset value of Class A shares, after reinvesting $0.03 in capital gains. For the same period, the Russell 2000 Value Index, the fund’s benchmark, returned -9.84%, while the average performance of funds in Morningstar’s Small Blend category was -8.93%.

FOCUSED ON AREAS OF MARKET STRENGTH

Markets that were volatile early in the year quieted after the Federal Reserve Board made a series of aggressive rate cuts and unprecedented policy moves designed to restore liquidity to the financial markets. However, renewed credit fears and soaring energy costs brought fresh waves of volatility in May, and weakness accelerated as the period closed. Amid early indications of impending credit problems last year, we took decisive action to reduce the fund’s exposure to financial services, where prospects for improvement appeared slight. Our value-focused research team led us to emphasize industrial and energy issues. These positions, together with strong performance in select technology issues, keyed the fund’s strong relative returns.

ENERGY COMPANIES WERE TOP PERFORMERS

Most of the fund’s top performers were energy companies. Consistent with our established discipline, we sold Continental Resources and Petrohawk, two independent exploration companies, when their valuations surpassed our targets; we also trimmed other energy holdings as prices rose. Encore Acquisition Company, a small exploration and development company, benefited from publicity on its holdings in North Dakota. With the dollar weak and overseas growth exceeding that in the U.S., the fund also benefited from several smaller industrial and manufacturing companies. Lincoln Electric Holdings enjoyed strong worldwide demand for its welding products used in road, bridge and pipeline projects. Shares of aerospace provider DRS Technologies rose when the company agreed to be acquired. Iron ore producer Cleveland-Cliffs also rose in value and we sold it at a profit.

CONSUMER AND FINANCIAL ISSUES WERE WEAK

Tempur-Pedic International, makers of high-end mattresses and pillows, fell as economic pressures constrained consumer spending. We are using price declines to expand the fund’s holdings in this well-run company. High raw materials costs squeezed margins at garden products marketer Scotts Miracle-Gro, whose sales also suffered from weak consumer spending, but we continue to like the stock. Affiliated Managers Group, owner of several investment management companies, declined along with the weak financial sector. We have added to the fund’s position in Affiliated. Negative sentiment toward financials hurt casualty insurer HCC Insurance, but we believe the company has an attractive business and solid underwriting practices and we added to holdings on weakness.

CONTINUED VOLATILITY MAY YIELD OPPORTUNITIES AS ECONOMY RECOVERS

We believe near-term conditions are likely to remain challenging, although we think housing prices will eventually stabilize, restoring consumer confidence. This should also benefit banks whose losses have mounted amid defaulting mortgages.

A positive side effect of the market’s weakness is that our research team is uncovering good companies at what appear to be attractive valuations. We have trimmed the number of stocks in the portfolio in order to focus commitments on those we especially favor. Two long-term themes will guide us: As the world develops and industrializes, demand for resources and infrastructure will continue to expand. We will also remain focused on smaller energy firms that can increase reserves through acquisitions and discoveries rather than speculating on energy prices.

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — June 30, 20086

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)
Net Asset Value[1]	-1.36%	-4.18%	13.63%	6.42%	—
With Maximum Sales Charge[2]	-7.04	-9.69	12.30	5.79	—

Class B (Inception 12/31/96)
Net Asset Value[1]	-1.74	-4.90	12.78	5.62	—
With CDSC[3]	-6.65	-9.65	12.53	5.62	—

Class C (Inception 12/31/96)
Net Asset Value[1]	-1.74	-4.90	12.79	5.62	—
With CDSC[3]	-2.72	-5.85	12.79	5.62	—

Class Y (Inception 8/31/06)
Net Asset Value[1]	-1.13	-3.82	—	—	8.11%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Russell 2000 Value Index[4]	-9.84%	-21.63%	10.02%	7.47%	-5.84%
Morningstar Small Blend Fund Avg.[5]	-8.93	-17.03	10.62	6.99	-0.77

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	83.9	95.4
Exchange Trade Funds	3.0	—
Short-Term Investments and Other	13.1	4.6

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
iShares Russell 2000 Value Index Fund	3.0	—
Encore Acquisition Co.	2.7	—
Vectren Corp.	2.0	1.8
Sybase, Inc.	1.9	1.9
Lincoln Electric Holdings, Inc.	1.9	1.6
Affiliated Managers Group, Inc.	1.9	2.3
Raymond James Financial, Inc.	1.9	2.3
Superior Energy Services, Inc.	1.8	1.0
Pediatrix Medical Group, Inc.	1.8	1.6
Airgas, Inc.	1.8	1.5

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Oil, Gas & Consumable Fuels	7.8	8.9
Machinery	6.2	6.8
Health Care Providers & Services	5.6	5.2
Capital Markets	5.3	7.3
Insurance	4.9	5.9

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.58%	1.46%
B	2.32	2.21
C	2.33	2.21
Y	1.19	1.19

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 9/1/06.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/09.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Subadvisors:

BlackRock Investment Management, LLC

Harris Associates, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFSX
Class B	NESBX
Class C Class Y	NECCX NESYX

What You Should Know:

Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility.

Management Discussion

Concerns about an economic downturn, rising inflation and tight credit markets took a toll on stocks during the first half of 2008. Although most stock indexes produced negative returns, growth stocks declined less than value stocks, and small- and mid-cap shares generally did better than large-cap shares.

Each of Natixis U.S. Diversified Portfolio’s four segments is managed using a different discipline, providing investors with exposure to a wide spectrum of large-, medium- and small-cap stocks using both growth and value investment styles. The BlackRock segment seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-cap companies that the manager believes are trading at a substantial discount to their “true business value.” Loomis Sayles manages two portfolio segments. One invests in mid-cap growth stocks, and the other focuses on small-cap value stocks.

For the six months ended June 30, 2008, the portfolio returned -9.81% based on the net asset value of Class A shares, after reinvesting $0.42 in capital gains. The fund outperformed the -11.91% return of the S&P 500 Index, but underperformed the -3.90% return of the S&P MidCap 400 Index. The portfolio also underperformed the -8.48% return of the Dow Jones Wilshire 4500 Index, but outperformed the -10.38% average return of the funds in Morningstar’s Large Growth category.

BLACKROCK POSITIVE ON LONG-TERM OUTLOOK FOR GLOBAL MARKETS

This segment’s emphasis on materials was a positive for the period, but it was underweight in energy relative to the benchmark, and energy was one of the best performing sectors. Despite its relatively small position in energy, one of the segment’s top performers was CONSOL Energy, which owns and operates coal mines that benefited from strong global demand. In healthcare, Celgene Corporation, a biotechnology company, added value, although, a medical equipment company, Hologic was a disappointment. The segment’s relatively large position in industrials dampened return, as General Electric Corporation fell short of expectations. In information technology, NVIDIA did poorly. Hologic, General Electric and NVIDIA remain in the portfolio because BlackRock believes they have the potential to do well over time. Among business services companies, Visa Inc. was one of the best performers in the segment, benefiting from the growing global use of credit cards. BlackRock’s near-term outlook is cautious, but they remain constructive on many global markets, especially in the Asia-Pacific region.

HARRIS ASSOCIATES’ OUTLOOK IS POSITIVE FOR VALUE-ORIENTED INVESTORS

Most energy companies produced strong returns during the first half of 2008, but Harris Associates elected to de-emphasize energy based on their belief that energy stocks are overpriced, and that there are better opportunities elsewhere in the market. Two technology holdings – Motorola and Sun Microsystems – were among the worst performers for the period and both stocks were sold. Intel also fell short of expectations, as the market reacted negatively to the company’s fourth-quarter earnings announcement. However, Harris Associates believes investors’ reaction to Intel’s announcement may have been overdone, and the stock remains in the segment. Largely because of the credit crisis, Merrill Lynch hurt the segment’s performance, but it remains in the portfolio because Harris Associates believes it is undervalued.

Stock selection, especially in industrials and healthcare, was the biggest contributor to performance. Lack of exposure to telecommunications, an underperforming area, was also beneficial. The best performing stocks in the segment were Union Pacific, Schering-Plough and Pulte Homes. Union Pacific continues to report solid earnings, and Harris Associates thinks the strong pricing environment (combined with an aggressive pursuit of operational improvements) should allow the company to expand margins. Recent flooding in the Midwest caused

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

network disruptions that might impact earnings, but Harris Associates has confidence in the company’s management team. Schering-Plough’s revenues beat forecasts on almost all its key products, and the firm’s gross margin was higher than expected. Prescriptions for some of Schering-Plough’s drugs have stabilized, which could be a positive indicator for the company. Pulte Homes was a strong contributor to performance early in the year, but Harris Associates sold the position when they felt conditions in the housing market were deteriorating.

As the second half unfolds, this segment’s portfolio stands at a steep discount to Harris Associates’ assessment of the long-term growth potential of the underlying companies.

LOOMIS SAYLES’ MID CAP PORTFOLIO BENEFITED FROM RISING ENERGY AND COMMODITY PRICES

The most important change to this segment during the six-month period was a major increase in the energy sector, which moved from an equal weight to a substantial overweight relative to the benchmark. Driven by soaring commodity prices, investments in energy and the materials and processing sectors had the biggest positive effect on the segment. The segment’s holdings in MasterCard were a bright spot in the otherwise depressed financials sector. Healthcare stocks were disappointing, as were consumer discretionary stocks, which suffered as consumer spending declined.

As a result of profit-taking, some of the segment’s strongest performers in 2007 were among the weakest holdings early in 2008. These included solar companies, certain energy companies, futures exchanges and wireless telecommunications companies. Specific companies included FCStone Group, a commodities broker that came under pressure due to perceived exposure to credit risk; SunPower, a solar power company that corrected sharply with solar stocks in general in the first quarter; and Foster Wheeler, a global engineering and construction company that sold off sharply after reporting disappointing earnings. All three positions were sold. The segment’s top-performing stocks for the six-months included Alpha Natural Resources, a coal producer that supplies utility companies; Petrohawk Energy Corporation, which has a large inventory of natural gas reserves in the United States; and Cleveland-Cliffs, a global mining company with assets primarily in the United States, although it is expanding into Australia and Brazil.

LOOMIS SAYLES’ SMALL CAP VALUE PORTFOLIO FAVORED INNOVATIVE COMPANIES

This segment entered the period with slightly underweight positions (relative to the benchmark) in consumer and energy stocks. The underweight in energy was offset, in part, by its emphasis on diversified utilities with significant oil and gas divisions. For example, MDU Resources, an electric utility with significant oil and gas holdings, was a positive performer. In energy, Tetra Technologies, a diversified energy services company, benefited from increasing demand for its services. Among the segment’s healthcare positions, CorVel Corporation, a provider of medical cost containment and managed care services, benefited from the increasing focus on trimming healthcare costs. In transportation, Wabtec, a worldwide provider of parts and services to the rail industry, benefited from strong spending on rail transit cars, as high gasoline prices drove many commuters to mass transportation.

Some of the segment’s positive return was offset by its conservative positioning in the energy sector, which featured diversified utilities with significant oil and gas divisions. These stocks performed well but were less volatile than pure energy stocks and gains were not as strong. Finance was one of the weakest sectors, but the segment had a low exposure to credit-sensitive financials like banks and savings and loans. One disappointment in this sector was National Financial Partners Corporation, which acquires and operates financial planning firms. thinkorswim Canada, which provides investor education and a fast-growing online options brokerage service, reversed strong performance in the fourth quarter of 2007. We sold both positions. We took profits on GeoEye early in the year and later sold the remaining shares of this commercial satellite imagery company after some negative earnings news hurt the price of the stock. Declining consumer confidence weighed on the segment’s consumer discretionary holdings. Borders Group, a national book retailer, and Pier 1 Imports, a home accessories retailer, both declined. Borders was sold.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

Average Annual Total Returns — June 30, 2008

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 7/7/94)
Net Asset Value[1]	-9.81%	-7.83%	10.67%	5.48%
With Maximum Sales Charge[2]	-14.99	-13.14	9.38	4.86
CLASS B (Inception 7/7/94)
Net Asset Value[1]	-10.11	-8.48	9.85	4.69
With CDSC[3]	-14.51	-12.90	9.58	4.69
CLASS C (Inception 7/7/94)
Net Asset Value[1]	-10.14	-8.51	9.85	4.69
With CDSC[3]	-11.02	-9.40	9.85	4.69
CLASS Y (Inception 11/15/94)
Net Asset Value[1]	-9.67	-7.59	11.14	5.96

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	-11.91%	-13.12%	7.58%	2.88%
Dow Jones Wilshire 4500 Index[5]	-8.48	-11.52	12.45	5.95
S&P MidCap 400 Index[6]	-3.90	-7.34	12.61	9.84
Morningstar Large Growth Fund Avg.[7]	-10.38	-6.02	7.81	2.61

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	97.1	98.0
Short-Term Investments and Other	2.9	2.0

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
Intel Corp.	1.9	2.1
Dell, Inc.	1.3	1.2
Hewlett-Packard Co.	1.2	1.6
Merrill Lynch & Co., Inc.	1.2	0.7
McDonald's Corp.	1.2	1.1
Carnival Corp.	1.1	1.1
Bank of New York Mellon Corp.	1.1	1.3
Schering-Plough Corp.	1.0	—
Union Pacific Corp.	1.0	1.4
Broadridge Financial Solutions, Inc.	1.0	1.1

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Capital Markets	6.8	4.2
Oil, Gas & Consumable Fuels	5.6	1.5
Energy Equipment & Services	5.1	3.1
Computers & Peripherals	4.7	5.0
IT Services	4.3	2.4

Portfolio holdings and asset allocations will vary

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.47%	1.40%
B	2.21	2.15
C	2.22	2.15
Y	1.12	1.12

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Dow Jones Wilshire 4500 Index is an unmanaged index of 4,500 mid- and small-sized companies.
[6]	S&P MidCap 400 Index is an unmanaged index of U.S. mid-sized companies.
[7]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2008 through June 30, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$949.30	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.57
Class B
Actual	$1,000.00	$944.80	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32
Class C
Actual	$1,000.00	$945.60	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32
Class Y
Actual	$1,000.00	$949.70	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reductions/reimbursements): 1.11%, 1.86%, 1.86% and 0.84%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$907.00	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17
Class B
Actual	$1,000.00	$903.40	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.02	$10.92
Class C
Actual	$1,000.00	$903.60	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.02	$10.92

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reductions/reimbursements): 1.43%, 2.18%, and 2.18% for Class A, B, and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

HARRIS ASSOCIATES FOCUSED VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/08 – 6/30/08
Class A
Actual	$1,000.00	$844.80	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07
Class B
Actual	$1,000.00	$840.70	$10.80
Hypothetical (5% return before expenses)	$1,000.00	$1,013.13	$11.81
Class C
Actual	$1,000.00	$841.90	$10.76
Hypothetical (5% return before expenses)	$1,000.00	$1,013.18	$11.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reductions/reimbursements): 1.61%, 2.36% and 2.35%, for Class A, B and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$850.20	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52
Class B
Actual	$1,000.00	$847.40	$9.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class C
Actual	$1,000.00	$847.20	$9.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.27
Class Y
Actual	$1,000.00	$851.90	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67

*	Expenses are equal to the Fund's annualized expense ratio (after fee reductions/reimbursements): 1.30%, 2.05%, 2.05%, and 0.93% for Class A, B, C, and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$986.40	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27
Class B
Actual	$1,000.00	$982.60	$10.84
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02
Class C
Actual	$1,000.00	$982.60	$10.84
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02
Class Y
Actual	$1,000.00	$988.70	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

*	Expenses are equal to the Fund's annualized expense ratio (after fee reductions/reimbursements): 1.45%, 2.20%, 2.20% and 1.10% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$901.90	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27
Class B
Actual	$1,000.00	$898.90	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02
Class C
Actual	$1,000.00	$898.60	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,013.92	$11.02
Class Y
Actual	$1,000.00	$903.30	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

*	Expenses are equal to the Fund's annualized expense ratio (after fee reductions/reimbursements): 1.45%, 2.20%, 2.20% and 1.18%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ advisers and sub-advisers (collectively, the “Advisers”), and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2008. The Agreements were continued for a one-year period for all Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates, including recent or planned investments by certain of the Advisers in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors with respect to sub-advised Funds and the Funds for which Natixis Advisors provides advisory oversight services. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUBADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s Adviser had taken or is taking steps designed to help improve the Fund’s investment performance; (3) that the Fund’s advisory fee had recently been, or is proposed to be, reduced or the Fund’s expenses capped, with the goal of helping the Fund’s net return to shareholders become more competitive; and (4) that reductions in the Fund’s expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Fund’s performance results.

The Trustees also noted that some Funds were recently formed and therefore performance comparisons were unavailable or related to a time period that was too short for a comparison to be meaningful.

The Trustees also considered each Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2007, four of the seven Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Advisers under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees also noted that for several of these Funds, the relatively higher expense ratios resulted to a significant extent from relatively higher expenses relating to items other than advisory fees. The Trustees also noted that management was recommending an additional advisory fee reduction for Harris Associates Focused Value Fund, effective July 1, 2008. The Trustees noted that management was proposing an expense cap for the Natixis U.S. Diversified Portfolio, effective July 1, 2008.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on the Advisers’ profitability,

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUBADVISORY AGREEMENTS

including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that five Funds had breakpoints in their advisory fees and that the remaining Funds were subject to expense caps. The Trustees also considered management’s representation that for certain Funds, the Funds’ Advisers did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory and sub-advisory agreements should be continued through June 30, 2009.

CGM ADVISOR TARGETED EQUITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.7% of Net Assets
	Automobiles — 3.5%
7,100,000	Ford Motor Co.(b)(c)	$34,151,000

	Chemicals — 9.2%
485,000	Air Products & Chemicals, Inc.	47,947,100
456,200	Praxair, Inc.	42,992,288

		90,939,388

	Commercial Banks — 5.9%
450,000	Banco Bradesco SA, Sponsored ADR	9,207,000
2,416,250	Banco Itau Holding Financeira SA, ADR	49,074,038

		58,281,038

	Computers & Peripherals — 7.8%
300,000	Apple, Inc.(c)	50,231,999
230,000	IBM Corp.	27,261,900

		77,493,899

	Construction & Engineering — 4.5%
240,000	Fluor Corp.	44,659,200

	Electrical Equipment — 3.9%
1,350,000	ABB Ltd., Sponsored ADR(c)	38,232,000

	Energy Equipment & Services — 12.0%
1,010,000	Halliburton Co.(b)	53,600,700
600,000	Schlumberger Ltd.	64,458,000

		118,058,700

	IT Services — 5.4%
200,000	MasterCard, Inc., Class A(b)	53,104,000

	Metals & Mining — 6.7%
520,000	Alcoa, Inc.	18,522,400
1,052,000	Barrick Gold Corp.	47,866,000

		66,388,400

	Oil, Gas & Consumable Fuels — 20.2%
515,000	Chevron Corp.	51,051,950
510,000	ConocoPhillips	48,138,900
1,410,000	Petroleo Brasileiro SA, ADR	99,870,300

		199,061,150

	Personal Products — 4.4%
1,205,000	Avon Products, Inc.	43,404,100

	Road & Rail — 6.9%
240,000	Burlington Northern Santa Fe Corp.	23,973,600
700,000	CSX Corp.	43,967,000

		67,940,600

	Textiles, Apparel & Luxury Goods — 3.9%
645,000	NIKE, Inc., Class B	38,448,450

	Tobacco — 3.4%
680,000	Philip Morris International, Inc.	33,585,200

	Total Common Stocks (Identified Cost $846,229,294)	963,747,125

Principal Amount/ Shares	Description	Value (†)

Short-Term Investments — 12.6%
$33,610,000	American Express Credit Corp. Commercial Paper, 1.970%, due 7/01/2008	$33,610,000
91,236,998	State Street Navigator Securities Lending Prime Portfolio(d)	91,236,998

	Total Short-Term Investments (Identified Cost $124,846,998)	124,846,998

	Total Investments — 110.3% (Identified Cost $971,076,292)(a)	1,088,594,123
	Other assets less liabilities—(10.3)%	(101,663,952)

	Net Assets — 100%	$986,930,171

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $971,076,292 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$160,072,260
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(42,554,429)

	Net unrealized appreciation	$117,517,831

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Oil, Gas & Consumable Fuels	20.2%
Energy Equipment & Services	12.0
Chemicals	9.2
Computers & Peripherals	7.8
Road & Rail	6.9
Metals & Mining	6.7
Commercial Banks	5.9
IT Services	5.4
Construction & Engineering	4.5
Personal Products	4.4
Textiles, Apparel & Luxury Goods	3.9
Electrical Equipment	3.9
Automobiles	3.5
Tobacco	3.4
Short-Term Investments	12.6

Total Investments	110.3
Other assets less liabilities	(10.3)

Net Assets	100.0%

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.0% of Net Assets
	Australia — 3.5%
43,301	BHP Billiton Ltd.	$1,842,902
12,913	Rio Tinto Ltd.(b)	1,670,775
39,324	Westpac Banking Corp.	755,293
20,090	Woodside Petroleum Ltd.	1,298,538

		5,567,508

	Austria — 0.7%
18,601	Erste Bank Der Oesterreichischen Sparkassen AG(b)	1,150,406

	Brazil — 4.8%
49,584	Banco Itau Holding Financeira SA, ADR(b)	1,007,046
49,653	Companhia Energetica de Minas Gerais, ADR(b)	1,218,988
52,365	Companhia Vale do Rio Doce, ADR	1,875,714
48,063	Petroleo Brasileiro SA, ADR	3,404,302

		7,506,050

	Canada — 4.5%
16,802	Bank of Nova Scotia	769,000
44,902	Cameco Corp.	1,924,949
16,084	IGM Financial, Inc.	666,578
36,711	Manulife Financial Corp.	1,274,239
23,309	Rogers Communications, Inc., Class B	904,290
25,118	Suncor Energy, Inc.	1,459,858

		6,998,914

	China — 3.8%
1,088,000	Agile Property Holdings Ltd.	949,597
209,000	China Communications Construction Co. Ltd., Class H	358,302
11,561	China Medical Technologies, Inc., Sponsored ADR(b)	571,114
55,000	China Mobile Ltd.	738,256
246,500	China Shenhua Energy Co. Ltd., Series H	970,146
1,926,410	Denway Motors Ltd.	744,185
36,572	Focus Media Holding Ltd., ADR(b)(c)	1,013,776
160,000	Weichai Power Co. Ltd., Class H	688,972

		6,034,348

	Denmark — 1.3%
16,076	Vestas Wind Systems A/S(c)	2,093,045

	France — 9.5%
14,702	ArcelorMittal	1,445,757
74,440	Axa(b)	2,193,436
10,340	BNP Paribas(b)	930,774
21,791	Carrefour SA(b)	1,228,310
12,374	Electricite de France	1,172,198
15,857	Iliad SA(b)	1,536,135
7,911	LVMH Moet Hennessy Louis Vuitton SA(b)	825,249
5,687	PPR(b)	627,801
9,704	Schneider Electric SA	1,043,938
41,215	Societe Television Francaise 1(b)	686,110
18,711	Suez SA(b)	1,268,370
14,179	Total SA	1,206,893
20,362	Vivendi SA	767,775

		14,932,746

	Germany — 7.4%
34,911	Adidas AG(b)	2,198,440
11,781	Bayer AG	991,232
32,638	Commerzbank AG(b)	969,602
7,484	Deutsche Boerse AG	845,992
5,321	E.ON AG	1,072,415

Shares	Description	Value (†)

	Germany — continued
4,323	Merck KGaA	$614,305
8,466	Q-Cells AG(b)(c)	857,614
26,554	SAP AG(b)	1,389,766
20,291	SAP AG, ADR(b)	1,057,364
7,395	Siemens AG (Registered)	819,810
4,160	Wacker Chemie AG	869,060

		11,685,600

	Greece — 1.6%
27,261	Folli - Follie SA	635,745
24,183	National Bank of Greece SA	1,088,399
26,537	Piraeus Bank SA	722,238

		2,446,382

	Hong Kong — 1.4%
142,500	Esprit Holdings Ltd.	1,483,781
751,000	Foxconn International Holdings Ltd.(c)	728,667

		2,212,448

	India — 2.1%
10,510	HDFC Bank Ltd., ADR	753,146
59,258	Infosys Technologies Ltd., Sponsored ADR(b)	2,575,353

		3,328,499

	Israel — 0.7%
22,328	Teva Pharmaceutical Industries Ltd., Sponsored ADR(b)	1,022,622

	Italy — 4.0%
30,923	ENI SpA	1,148,798
63,584	Saipem SpA(b)	2,971,762
363,608	UniCredito Italiano SpA	2,211,769

		6,332,329

	Japan — 14.0%
166,000	Bank of Yokohama (The) Ltd.	1,147,935
16,800	Canon, Inc.(b)	864,795
29,800	Denso Corp.	1,026,353
131	KDDI Corp.	810,552
54,000	NGK Insulators Ltd.	1,052,764
11,700	Nidec Corp.	779,328
6,900	Nintendo Co. Ltd.	3,912,804
25,100	Nitto Denko Corp.	964,853
69,200	Nomura Holdings, Inc.	1,024,739
6,380	Orix Corp.	913,788
39,200	Promise Co. Ltd.	1,095,987
31,100	Shin-Etsu Chemical Co. Ltd.	1,929,913
42,000	Shionogi & Co. Ltd.	831,593
56,100	Sumitomo Corp.(b)	737,057
196,000	Sumitomo Trust & Banking Co. Ltd.	1,369,280
44,100	THK Co. Ltd.	858,123
18,800	Toyota Motor Corp.	887,435
13,400	Yamada Denki Co. Ltd.(b)	954,726
86,000	Yaskawa Electric Corp.	843,946

		22,005,971

	Korea — 2.0%
11,477	Kookmin Bank, Sponsored ADR	671,519
2,089	Samsung Electronics Co. Ltd.	1,248,048
4,086	Samsung Electronics Co. Ltd., GDR, 144A	1,204,349

		3,123,916

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Luxembourg — 1.0%
14,711	Millicom International Cellular SA	$1,522,588

	Mexico — 1.3%
22,474	America Movil SAB de CV, Series L, ADR	1,185,504
23,533	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V(b)	936,378

		2,121,882

	Netherlands — 0.9%
17,856	ING Groep NV	564,564
27,476	Koninklijke (Royal) Philips Electronics NV	928,689

		1,493,253

	Norway — 1.4%
38,697	Renewable Energy Corp. A/S(b)(c)	999,095
46,500	Subsea 7, Inc.(b)(c)	1,176,047

		2,175,142

	Russia — 5.3%
15,314	Evraz Group SA, GDR, 144A	1,784,081
13,647	LUKOIL, Sponsored ADR	1,345,594
59,847	MMC Norilsk Nickel, ADR	1,514,129
9,704	Mobile Telesystems, Sponsored ADR	743,423
39,148	OAO Gazprom, Sponsored ADR	2,270,584
6,243	Wimm-Bill-Dann Foods, ADR(b)(c)	656,889

		8,314,700

	Singapore — 1.9%
89,000	DBS Group Holdings Ltd.	1,238,253
114,000	Keppel Corp. Ltd.(b)	935,081
229,000	Keppel Land Ltd.	836,400

		3,009,734

	South Africa — 0.6%
55,495	MTN Group Ltd.	878,430

	Spain — 3.1%
59,759	Banco Bilbao Vizcaya Argentaria SA(b)	1,138,633
134,500	Banco Santander Central Hispano SA	2,453,827
46,003	Telefonica SA	1,217,411

		4,809,871

	Switzerland — 8.4%
43,937	ABB Ltd.(c)	1,243,674
45,647	Credit Suisse Group	2,077,714
10,788	Holcim Ltd., (Registered)	872,015
4,901	Lonza Group AG	677,308
47,080	Nestle SA	2,127,368
28,371	Nobel Biocare Holding AG	922,459
34,512	Novartis AG	1,899,270
13,963	Roche Holding AG	2,510,160
2,893	Syngenta AG	937,253

		13,267,221

	Taiwan — 0.7%
482,619	Taiwan Semiconductor Manufacturing Co. Ltd.	1,025,497

	United Kingdom — 12.1%
490,294	ARM Holdings PLC(b)	827,702
13,048	AstraZeneca PLC	554,783
87,865	Autonomy Corp. PLC(c)	1,575,041
33,843	BHP Billiton PLC	1,297,889
164,391	British Sky Broadcasting PLC	1,540,791
52,460	HBOS PLC, Nil Paid Rights(c)	11,233

Shares	Description	Value (†)

	United Kingdom — continued
131,151	HBOS PLC	$718,032
68,600	HSBC Holdings PLC	1,057,388
148,614	ICAP PLC	1,591,851
125,311	Man Group PLC	1,548,018
190,312	Michael Page International PLC	881,526
110,067	Prudential PLC	1,160,966
150,928	Smith & Nephew PLC	1,655,905
297,992	Tesco PLC	2,179,618
399,524	Vodafone Group PLC	1,177,129
49,144	Wellstream Holdings PLC(c)	1,270,233

		19,048,105

	Total Common Stocks (Identified Cost $135,421,333)	154,107,207

Preferred Stocks — 1.8%
	Brazil — 1.0%
52,634	Companhia Vale do Rio Doce, Sponsored ADR	1,570,598

	Germany — 0.8%
5,610	Fresenius	484,700
17,875	Henkel KGaA	710,318

		1,195,018

	Total Preferred Stocks (Identified Cost $1,853,849)	2,765,616

Shares/ Principal Amount
Short-Term Investments — 16.1%
24,814,239	State Street Navigator Securities Lending Prime Portfolio(d)	24,814,239
$476,549	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $476,566 on 7/01/2008, collateralized by $485,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $488,638 including accrued interest (Note 2g of Notes to Financial Statements)	476,549

	Total Short-Term Investments (Identified Cost $25,290,788)	$25,290,788

	Total Investments — 115.9% (Identified Cost $162,565,970)(a)	182,163,611
	Other assets less liabilities — (15.9)%	(24,929,618)

	Net Assets — 100%	$157,233,993

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales and gain realized from passive foreign investment companies.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $162,565,970 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$30,099,030
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,501,389)

	Net unrealized appreciation	$19,597,641

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $2,988,430 or 1.9% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2008 (unaudited)

Commercial Banks	12.8%
Oil, Gas & Consumable Fuels	9.6
Metals & Mining	8.3
Wireless Telecommunication Services	5.1
Software	5.1
Pharmaceuticals	4.7
Capital Markets	4.4
Electrical Equipment	4.0
Chemicals	3.6
Energy Equipment & Services	3.4
Insurance	2.9
Food & Staples Retailing	2.8
Semiconductors & Semiconductor Equipment	2.7
Media	2.6
Textiles, Apparel & Luxury Goods	2.3
Health Care Equipment & Supplies	2.3
Electric Utilities	2.2
Other Investments, less than 2% each	21.0
Short-Term Investments	16.1

Total Investments	115.9
Other assets less liabilities	(15.9)

Net Assets	100.0%

Currency Exposure at June 30, 2008 as a Percentage of Net Assets (Unaudited)

United States Dollar	37.6%
Euro	26.8
Japanese Yen	14.0
British Pound	11.4
Swiss Franc	8.4
Australian Dollar	3.5
Hong Kong Dollar	4.9
Other, less than 2% each	9.3

Total Investments	115.9
Other assets less liabilities	(15.9)

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES FOCUSED VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.7% of Net Assets
	Capital Markets — 12.0%
89,900	Legg Mason, Inc.	$3,916,943
109,400	Merrill Lynch & Co., Inc.	3,469,074
82,400	Morgan Stanley	2,972,168

		10,358,185

	Chemicals — 3.3%
72,700	International Flavors & Fragrances, Inc.	2,839,662

	Commercial Services & Supplies — 6.0%
215,100	Robert Half International, Inc.(b)	5,155,947

	Computers & Peripherals — 10.9%
221,900	Dell, Inc.(c)	4,855,172
196,300	Teradata Corp.(c)	4,542,382

		9,397,554

	Consumer Finance — 3.6%
236,200	Discover Financial Services(b)	3,110,754

	Health Care Equipment & Supplies — 4.7%
102,200	Hospira, Inc.(b)(c)	4,099,242

	Health Care Providers & Services — 1.9%
293,200	Tenet Healthcare Corp.(b)(c)	1,630,192

	Hotels, Restaurants & Leisure — 7.4%
98,000	Starwood Hotels & Resorts Worldwide, Inc.(b)	3,926,860
68,800	Yum! Brands, Inc.	2,414,192

		6,341,052

	Internet & Catalog Retail — 3.4%
198,700	Liberty Media Holding Corp. - Interactive, Class A(c)	2,932,812

	Life Sciences Tools & Services — 8.5%
130,200	MDS, Inc.(c)	2,109,240
186,000	PerkinElmer, Inc.	5,180,100

		7,289,340

	Machinery — 2.2%
30,500	ITT Corp.(b)	1,931,565

	Media — 7.2%
114,100	Liberty Media Corp. - Capital, Series A(c)	1,643,040
332,600	Virgin Media, Inc.(b)	4,526,686

		6,169,726

	Personal Products — 4.0%
94,800	Avon Products, Inc.	3,414,696

	Semiconductors & Semiconductor Equipment — 15.9%
300,000	Intel Corp.	6,444,000
356,000	Micron Technology, Inc.(b)(c)	2,136,000
251,200	National Semiconductor Corp.	5,159,648

		13,739,648

	Specialty Retail — 7.7%
63,100	Advance Auto Parts, Inc	2,450,173
103,500	Tiffany & Co.(b)	4,217,625

		6,667,798

	Total Common Stocks (Identified Cost $98,844,598)	85,078,173

Shares/ Principal Amount	Description	Value (†)

Short-Term Investments — 22.8%
18,699,354	State Street Navigator Securities Lending Prime Portfolio(d)	$18,699,354
$943,687	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $943,721 on 7/1/2008, collateralized by $960,000 Federal Home Loan Mortgage Corporation, 3.500% due 5/5/2011 valued at $967,200, including accrued interest (Note 2g of Notes to Financial Statements)	943,687

	Total Short-Term Investments (Identified Cost $19,643,041)	19,643,041

	Total Investments — 121.5% (Identified Cost $118,487,639)(a)	104,721,214
	Other assets less liabilities — (21.5)%	(18,548,627)

	Net Assets — 100%	$86,172,587

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales):
	At June 30, 2008, the net unrealized depreciation on investments based on a cost of $118,487,639 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,336,629
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,103,054)

	Net unrealized depreciation	$(13,766,425)

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

Net Asset Summary at June 30, 2008 (unaudited)

Semiconductors & Semiconductor Equipment	15.9%
Capital Markets	12.0
Computers & Peripherals	10.9
Life Sciences Tools & Services	8.5
Specialty Retail	7.7
Hotels, Restaurants & Leisure	7.4
Media	7.2
Commercial Services & Supplies	6.0
Health Care Equipment & Supplies	4.7
Personal Products	4.0
Consumer Finance	3.6
Internet & Catalog Retail	3.4
Chemicals	3.3
Machinery	2.2
Health Care Providers & Services	1.9
Short-Term Investments	22.8

Total Investments	121.5
Other assets less liabilities	(21.5)

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.3% of Net Assets
	Air Freight & Logistics — 3.5%
74,700	FedEx Corp.	$5,885,613

	Automobiles — 1.5%
68,300	Harley-Davidson, Inc.(b)	2,476,558

	Beverages — 0.8%
11,300	Coca-Cola Co. (The)	587,374
11,700	Diageo PLC, Sponsored ADR(b)	864,279

		1,451,653

	Capital Markets — 16.3%
200,400	Bank of New York Mellon Corp.	7,581,132
31,500	Franklin Resources, Inc.	2,886,975
116,600	Legg Mason, Inc.	5,080,262
259,200	Merrill Lynch & Co., Inc.	8,219,232
108,000	Morgan Stanley	3,895,560

		27,663,161

	Chemicals — 2.2%
106,200	Dow Chemical Co. (The)(b)	3,707,442

	Computers & Peripherals — 10.5%
420,500	Dell, Inc.(c)	9,200,540
193,600	Hewlett-Packard Co.	8,559,056

		17,759,596

	Consumer Finance — 8.5%
128,600	American Express Co.	4,844,362
160,800	Capital One Financial Corp.(b)	6,112,008
260,350	Discover Financial Services(b)	3,428,810

		14,385,180

	Diversified Financial Services — 3.3%
163,200	JPMorgan Chase & Co.	5,599,392

	Electronic Equipment & Instruments — 0.5%
26,200	Tyco Electronics Ltd.	938,484

	Food & Staples Retailing — 1.2%
28,600	CVS Caremark Corp.	1,131,702
27,000	Walgreen Co.	877,770

		2,009,472

	Health Care Equipment & Supplies — 3.0%
100,100	Medtronic, Inc.	5,180,175

	Hotels, Restaurants & Leisure — 9.9%
240,700	Carnival Corp.(b)	7,933,472
105,300	McDonald’s Corp.	5,919,966
72,500	Starwood Hotels & Resorts Worldwide, Inc.	2,905,075

		16,758,513

	Household Durables — 1.8%
48,100	Fortune Brands, Inc.(b)	3,001,921

	Media — 8.6%
114,800	Comcast Corp., Special Class A(b)	2,153,648
33,510	Liberty Media Corp. - Capital, Series A(c)	482,544
73,500	Omnicom Group, Inc.	3,298,680
203,000	Time Warner, Inc.	3,004,400
70,400	Viacom, Inc., Class B(c)	2,150,016
110,200	Walt Disney Co. (The)	3,438,240

		14,527,528

	Office Electronics — 0.5%
64,900	Xerox Corp.	880,044

Shares	Description	Value (†)

	Pharmaceuticals — 6.7%
96,700	GlaxoSmithKline PLC, Sponsored ADR	$4,276,074
361,800	Schering-Plough Corp.	7,123,842

		11,399,916

	Road & Rail — 4.2%
93,500	Union Pacific Corp.	7,059,250

	Semiconductors & Semiconductor Equipment — 8.9%
515,600	Intel Corp.	11,075,088
141,700	Texas Instruments, Inc.	3,990,272

		15,065,360

	Specialty Retail — 4.0%
72,100	Best Buy Co., Inc.(b)	2,855,160
114,600	Home Depot, Inc.	2,683,932
71,800	Limited Brands, Inc.(b)	1,209,830

		6,748,922

	Textiles, Apparel & Luxury Goods — 1.4%
39,800	NIKE, Inc., Class B	2,372,478

	Total Common Stocks (Identified Cost $174,918,765)	164,870,658

Shares/ Principal Amount
Short-Term Investments — 18.5%
26,183,678	State Street Navigator Securities Lending Prime Portfolio(d)	26,183,678
$5,101,048	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $5,101,233 on 7/1/2008, collateralized by $5,165,000 Federal Home Loan Mortgage Corporation, 3.500% due 5/5/2011 valued at $5,203,738, including accrued interest (Note 2g of Notes to Financial Statements)	5,101,048

	Total Short-Term Investments (Identified Cost $31,284,726)	31,284,726

	Total Investments — 115.8% (Identified Cost $206,203,491)(a)	196,155,384
	Other assets less liabilities — (15.8)%	(26,798,122)

	Net Assets — 100%	$169,357,262

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized depreciation on investments based on a cost of $206,203,491 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,546,646
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,594,753)

	Net unrealized depreciation	$(10,048,107)

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Net Asset Summary at June 30, 2008 (unaudited)

Capital Markets	16.3%
Computers & Peripherals	10.5
Hotels, Restaurants & Leisure	9.9
Semiconductors & Semiconductor Equipment	8.9
Media	8.6
Consumer Finance	8.5
Pharmaceuticals	6.7
Road & Rail	4.2
Specialty Retail	4.0
Air Freight & Logistics	3.5
Diversified Financial Services	3.3
Health Care Equipment & Supplies	3.0
Chemicals	2.2
Other Investments, less than 2% each	7.7
Short-Term Investments	18.5

Total Investments	115.8
Other assets less liabilities	(15.8)

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 83.9% of Net Assets
	Aerospace & Defense — 1.9%
17,070	Alliant Techsystems, Inc.(b)(c)	$1,735,677
58,837	Moog, Inc., Class A(b)	2,191,090

		3,926,767

	Air Freight & Logistics — 1.1%
66,700	Forward Air Corp.(c)	2,307,820

	Capital Markets — 5.3%
45,075	Affiliated Managers Group, Inc.(b)(c)	4,059,454
153,669	Raymond James Financial, Inc.(c)	4,055,325
85,050	Waddell & Reed Financial, Inc., Class A	2,977,601

		11,092,380

	Chemicals — 2.3%
62,950	Airgas, Inc.	3,675,651
66,400	Scotts Miracle-Gro Co. (The), Class A(c)	1,166,648

		4,842,299

	Commercial Banks — 4.0%
31,350	City National Corp.(c)	1,318,895
59,600	Cullen/Frost Bankers, Inc.(c)	2,971,060
94,300	Prosperity Bancshares, Inc.(c)	2,520,639
73,975	United Bankshares, Inc.(c)	1,697,726

		8,508,320

	Commercial Services & Supplies — 4.2%
103,368	Healthcare Services Group, Inc.(c)	1,572,227
30,815	Team, Inc.(b)	1,057,571
100,427	Waste Connections, Inc.(b)(c)	3,206,634
56,100	Watson Wyatt Worldwide, Inc., Class A(c)	2,967,129

		8,803,561

	Communications Equipment — 1.7%
67,925	CommScope, Inc.(b)(c)	3,584,402

	Construction & Engineering — 3.1%
82,550	Chicago Bridge & Iron Co., N.V.	3,287,141
77,475	URS Corp.(b)	3,251,626

		6,538,767

	Consumer Finance — 1.2%
165,025	First Cash Financial Services, Inc.(b)	2,473,725

	Containers & Packaging — 3.0%
148,850	Pactiv Corp.(b)	3,160,085
62,450	Silgan Holdings, Inc.(c)	3,168,713

		6,328,798

	Electric Utilities — 1.5%
143,305	Westar Energy, Inc.(c)	3,082,491

	Electrical Equipment — 2.7%
52,325	General Cable Corp.(b)(c)	3,183,976
58,375	Regal-Beloit Corp.(c)	2,466,344

		5,650,320

	Energy Equipment & Services — 4.2%
83,100	Complete Production Services, Inc.(b)(c)	3,026,502
29,600	Oil States International, Inc.(b)(c)	1,877,824
69,500	Superior Energy Services, Inc.(b)(c)	3,832,230

		8,736,556

	Food Products — 4.0%
68,775	Corn Products International, Inc.(c)	3,377,540
60,925	Ralcorp Holdings, Inc.(b)	3,012,132

Shares	Description	Value (†)

	Food Products — continued
85,400	TreeHouse Foods, Inc.(b)(c)	$2,071,804

		8,461,476

	Gas Utilities — 3.6%
117,900	Atmos Energy Corp.(c)	3,250,503
136,850	Vectren Corp.(c)	4,271,088

		7,521,591

	Health Care Equipment & Supplies — 0.3%
51,637	Medical Action Industries, Inc.(b)	535,476

	Health Care Providers & Services — 5.6%
136,200	Healthspring, Inc.(b)	2,299,056
59,525	inVentiv Health, Inc.(b)(c)	1,654,200
126,050	LHC Group, Inc.(b)	2,930,662
25,200	Owens & Minor, Inc.(c)	1,151,388
75,500	Pediatrix Medical Group, Inc.(b)(c)	3,716,865

		11,752,171

	Hotels, Restaurants & Leisure — 1.3%
152,775	AFC Enterprises, Inc.(b)	1,220,672
248,350	Triarc Cos., Inc., Class B	1,572,056

		2,792,728

	Household Durables — 0.6%
168,450	Tempur-Pedic International, Inc.(c)	1,315,595

	Industrial Conglomerates — 1.5%
58,375	Teleflex, Inc.(c)	3,245,066

	Insurance — 4.9%
100,700	Aspen Insurance Holdings Ltd.(c)	2,383,569
170,862	HCC Insurance Holdings, Inc.	3,612,023
100,700	IPC Holdings Ltd.(c)	2,673,585
62,820	United Fire & Casualty Co.	1,691,742

		10,360,919

	Machinery — 6.2%
89,525	Actuant Corp., Class A(c)	2,806,609
41,125	Kaydon Corp.(c)	2,114,236
51,625	Lincoln Electric Holdings, Inc.(c)	4,062,887
24,940	Nordson Corp.(c)	1,817,877
70,450	Rofin-Sinar Technologies, Inc.(b)	2,127,590

		12,929,199

	Marine — 0.3%
20,400	Eagle Bulk Shipping, Inc.	603,228

	Oil, Gas & Consumable Fuels — 7.8%
76,875	Approach Resources, Inc.(b)(c)	2,059,481
51,625	Arena Resources, Inc.(b)	2,726,833
79,975	Concho Resources, Inc.(b)(c)	2,983,067
75,250	Encore Acquisition Co.(b)	5,658,047
110,625	PetroQuest Energy, Inc.(b)	2,975,813

		16,403,241

	Semiconductors & Semiconductor Equipment — 4.9%
85,975	ATMI, Inc.(b)(c)	2,400,422
74,950	Brooks Automation, Inc.(b)(c)	619,836
133,450	Microsemi Corp.(b)(c)	3,360,271
59,525	Ultra Clean Holdings, Inc.(b)(c)	473,819
99,250	Varian Semiconductor Equipment Associates, Inc.(b)(c)	3,455,885

		10,310,233

	Software — 3.9%
75,415	MICROS Systems, Inc.(b)(c)	2,299,403

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Software —continued
138,825	Sybase, Inc.(b)(c)	$4,084,232
140,900	Tyler Technologies, Inc.(b)	1,912,013

		8,295,648

	Specialty Retail — 1.4%
127,890	Aaron Rents, Inc.	2,855,784

	Textiles, Apparel & Luxury Goods — 1.4%
79,175	Phillips-Van Heusen Corp.(c)	2,899,389

	Total Common Stocks (Identified Cost $170,729,230)	176,157,950

Exchange Traded Fund — 3.0%
98,450	iShares Russell 2000 Value Index Fund(c) (Identified Cost $6,798,341)	6,300,800

Shares/ Principal Amount
Short-Term Investments — 29.8%
45,881,710	State Street Navigator Securities Lending Prime Portfolio(d)	45,881,710
$16,632,365	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $16,632,966 on 7/1/2008, collateralized by $16,840,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $16,966,300 including accrued interest (Note 2g of Notes to Financial Statements)	16,632,365

	Total Short-Term Investments (Identified Cost $62,514,075)	62,514,075

	Total Investments — 116.7% (Identified Cost $240,041,646)(a)	244,972,825
	Other assets less liabilities — (16.7)%	(35,111,005)

	Net Assets — 100%	$209,861,820

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2008, the net unrealized appreciation on investments based on a cost of $240,041,646 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,281,025
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,349,846)

	Net unrealized appreciation	$4,931,179

(b)	Non-income producing security.
(c)	All or a portion of this security was on loan to brokers at June 30, 2008.
(d)	Represents investment of securities lending collateral.

Net Asset Summary at June 30, 2008 (unaudited)

Oil, Gas & Consumable Fuels	7.8%
Machinery	6.2
Health Care Providers & Services	5.6
Capital Markets	5.3
Insurance	4.9
Semiconductors & Semiconductor Equipment	4.9
Commercial Services & Supplies	4.2
Energy Equipment & Services	4.2
Commercial Banks	4.0
Food Products	4.0
Software	3.9
Gas Utilities	3.6
Construction & Engineering	3.1
Exchange Traded Fund	3.0
Containers & Packaging	3.0
Electrical Equipment	2.7
Chemicals	2.3
Other Investments, less than 2% each	14.2
Short-Term Investments	29.8

Total Investments	116.7
Other assets less liabilities	(16.7)

Net Assets	100.0%

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.1% of Net Assets
	Aerospace & Defense — 0.9%
34,558	BE Aerospace, Inc.(b)	$804,856
6,700	Boeing Co. (The)	440,324
15,400	Lockheed Martin Corp.	1,519,364
24,400	Spirit Aerosystems Holdings, Inc., Class A(b)	467,992
16,800	United Technologies Corp.	1,036,560

		4,269,096

	Air Freight & Logistics — 0.8%
51,400	FedEx Corp.	4,049,806

	Auto Components — 0.3%
7,590	Federal Mogul Corp., Class A(b)	122,427
29,378	WABCO Holdings, Inc.	1,364,902

		1,487,329

	Automotive — 0.4%
48,400	Harley-Davidson, Inc.(c)	1,754,984

	Beverages — 1.1%
33,362	Central European Distribution Corp.(b)(c)	2,473,793
25,300	Coca-Cola Co. (The)	1,315,094
8,300	Diageo PLC, Sponsored ADR(c)	613,121
40,890	Dr Pepper Snapple Group, Inc.(b)	857,872

		5,259,880

	Biotechnology — 1.1%
27,000	Celgene Corp.(b)	1,724,490
37,800	Gilead Sciences, Inc.(b)	2,001,510
20,023	Myriad Genetics, Inc.(b)(c)	911,447
25,389	Onyx Pharmaceuticals, Inc.(b)	903,848

		5,541,295

	Building Products — 0.4%
71,771	Armstrong World Industries, Inc.(c)	2,097,149

	Capital Markets — 6.8%
140,300	Bank of New York Mellon Corp.	5,307,549
57,500	Charles Schwab Corp. (The)	1,181,050
55,858	Eaton Vance Corp.	2,220,914
26,500	Franklin Resources, Inc.(c)	2,428,725
127,219	Janus Capital Group, Inc.(c)	3,367,487
82,700	Legg Mason, Inc.(c)	3,603,239
182,800	Merrill Lynch & Co., Inc.	5,796,588
79,800	Morgan Stanley	2,878,386
13,000	Northern Trust Corp.	891,410
71,260	Raymond James Financial, Inc.(c)	1,880,552
21,800	State Street Corp.	1,394,982
40,881	T Rowe Price Group, Inc.(c)	2,308,550

		33,259,432

	Chemicals — 3.4%
25,717	Agrium, Inc.	2,765,606
8,600	Air Products & Chemicals, Inc.(c)	850,196
15,724	CF Industries Holdings, Inc.	2,402,627
17,538	Cytec Industries, Inc.	956,873
75,100	Dow Chemical Co. (The)(c)	2,621,741
26,625	Intrepid Potash, Inc.(b)(c)	1,751,393
15,500	Monsanto Co.	1,959,820
3,600	Mosaic Co. (The)(b)	520,920
2,400	Potash Corp. of Saskatchewan, Inc.	548,568
16,700	Praxair, Inc.	1,573,808
57,174	Zep, Inc.(c)	850,749

		16,802,301

Shares	Description	Value (†)

	Commercial Banks — 0.7%
61,554	BOK Financial Corp.(c)	$3,290,061

	Commercial Services & Supplies — 2.5%
115,446	Comfort Systems USA, Inc.	1,551,594
165,510	Duff & Phelps Corp., Class A(b)(c)	2,740,846
21,646	Dun & Bradstreet Corp.	1,897,055
41,659	Exponent, Inc.(b)	1,308,509
58,187	Hill-Rom Holdings, Inc.(c)	1,569,885
5,864	Huron Consulting Group, Inc.(b)	265,874
72,289	PHH Corp.(b)	1,109,636
40,081	Stericycle, Inc.(b)	2,072,188

		12,515,587

	Communications Equipment — 1.3%
97,800	Cisco Systems, Inc.(b)	2,274,828
61,356	EchoStar Corp., Class A(b)(c)	1,915,534
44,200	QUALCOMM, Inc.	1,961,154

		6,151,516

	Computers & Peripherals — 4.7%
20,200	Apple, Inc.(b)	3,382,288
297,800	Dell, Inc.(b)	6,515,864
70,600	EMC Corp.(b)	1,037,114
86,447	Emulex Corp.(b)	1,007,108
137,100	Hewlett-Packard Co.	6,061,191
111,282	NCR Corp.(b)	2,804,306
93,437	Teradata Corp.(b)	2,162,132

		22,970,003

	Construction & Engineering — 1.2%
5,100	Fluor Corp.	949,008
22,852	Granite Construction, Inc.(c)	720,523
8,000	Jacobs Engineering Group, Inc.(b)	645,600
58,111	KBR, Inc.	2,028,655
105,044	Orion Marine Group, Inc.(b)(c)	1,484,272

		5,828,058

	Construction Materials — 0.2%
16,237	Texas Industries, Inc.(c)	911,383

	Consumer Finance — 2.4%
87,800	American Express Co.	3,307,426
112,400	Capital One Financial Corp.(c)	4,272,324
309,484	Discover Financial Services(c)	4,075,904

		11,655,654

	Containers & Packaging — 0.4%
83,169	Crown Holdings, Inc.(b)	2,161,562

	Diversified Consumer Services — 0.3%
67,131	Hillenbrand, Inc.(c)	1,436,603

	Diversified Financial Services — 0.8%
113,800	JPMorgan Chase & Co.	3,904,478

	Electric Utilities — 0.6%
37,199	Allete, Inc.(c)	1,562,358
60,319	Portland General Electric Co.	1,358,384

		2,920,742

	Electrical Equipment — 2.0%
39,521	Acuity Brands, Inc.(c)	1,900,170
36,398	AMETEK, Inc.	1,718,714
28,500	Emerson Electric Co.	1,409,325
7,406	First Solar, Inc.(b)	2,020,505
44,284	General Cable Corp.(b)(c)	2,694,681

		9,743,395

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Electronic Equipment & Instruments — 1.2%
78,107	Amphenol Corp., Class A	$3,505,442
17,210	Mettler-Toledo International, Inc.(b)	1,632,541
18,325	Tyco Electronics Ltd.	656,401

		5,794,384

	Energy Equipment & Services — 5.1%
20,997	Atwood Oceanics, Inc.(b)	2,610,767
55,660	Complete Production Services, Inc.(b)	2,027,137
80,213	Helix Energy Solutions Group, Inc.(b)(c)	3,340,069
25,331	Helmerich & Payne, Inc.	1,824,339
67,791	Nabors Industries Ltd.(b)(c)	3,337,351
47,907	National-Oilwell Varco, Inc.(b)	4,250,309
14,600	Schlumberger Ltd.	1,568,478
146,725	Tetra Technologies, Inc.(b)(c)	3,478,850
8,624	Transocean, Inc.(b)	1,314,211
24,200	Weatherford International Ltd.(b)	1,200,078

		24,951,589

	Food & Staples Retailing — 2.2%
20,500	Costco Wholesale Corp.(c)	1,437,870
66,600	CVS Caremark Corp.	2,635,362
171,427	Spartan Stores, Inc.	3,942,821
42,100	Wal-Mart Stores, Inc.	2,366,020
18,500	Walgreen Co.	601,435

		10,983,508

	Gas Utilities — 1.7%
41,577	Oneok, Inc.	2,030,205
26,845	Questar Corp.	1,907,069
152,528	UGI Corp.	4,379,079

		8,316,353

	Health Care Equipment & Supplies — 3.6%
6,800	Alcon, Inc.	1,106,972
41,016	Beckman Coulter, Inc.	2,769,811
26,296	Cooper Cos., Inc. (The)(c)	976,896
52,318	Hologic, Inc.(b)(c)	1,140,532
114,013	Hospira, Inc.(b)	4,573,061
9,059	Intuitive Surgical, Inc.(b)(c)	2,440,495
70,800	Medtronic, Inc.(c)	3,663,900
27,777	NuVasive, Inc.(b)	1,240,521

		17,912,188

	Health Care Providers & Services — 0.5%
45,701	CorVel Corp.(b)	1,547,893
14,000	Express Scripts, Inc.(b)	878,080

		2,425,973

	Hotels, Restaurants & Leisure — 3.4%
169,700	Carnival Corp.(c)	5,593,312
102,100	McDonald’s Corp.	5,740,062
51,400	Starwood Hotels & Resorts Worldwide, Inc.(c)	2,059,598
75,285	Wyndham Worldwide Corp.	1,348,354
58,944	Yum! Brands, Inc.	2,068,345

		16,809,671

	Household Durables — 0.4%
33,400	Fortune Brands, Inc.(c)	2,084,494

	Household Products — 0.7%
36,828	Church & Dwight Co., Inc.	2,075,258
22,300	Procter & Gamble Co.	1,356,063

		3,431,321

Shares	Description	Value (†)

	Independent Power Producers & Energy Traders — 0.4%
41,906	NRG Energy, Inc.(b)(c)	$1,797,767

	Industrial Conglomerates — 0.5%
30,900	General Electric Co.	824,721
25,999	Teleflex, Inc.	1,445,284

		2,270,005

	Insurance — 1.5%
146,993	American Equity Investment Life Holding Co.(c)	1,197,993
49,444	Assurant, Inc.	3,261,326
91,136	Employers Holdings, Inc.	1,886,515
100,401	Fidelity National Financial, Inc., Class A(c)	1,265,053

		7,610,887

	Internet & Catalog Retail — 0.5%
9,800	Amazon.com, Inc.(b)(c)	718,634
14,495	Priceline.com, Inc.(b)(c)	1,673,593

		2,392,227

	Internet Software & Services — 2.6%
97,361	Akamai Technologies, Inc.(b)(c)	3,387,189
19,524	Equinix, Inc.(b)(c)	1,741,931
7,500	Google, Inc., Class A(b)	3,948,150
169,684	United Online, Inc.(c)	1,701,931
224,709	Website Pros, Inc.(b)(c)	1,871,826

		12,651,027

	IT Services — 4.3%
53,401	Alliance Data Systems Corp.(b)(c)	3,019,826
234,098	Broadridge Financial Solutions, Inc.	4,927,763
84,224	Fidelity National Information Services, Inc.(c)	3,108,708
20,500	Infosys Technologies Ltd., ADR(c)	890,930
17,353	MasterCard, Inc., Class A(c)	4,607,569
68,964	Total System Services, Inc.(c)	1,532,380
12,000	Visa, Inc., Class A(b)	975,720
82,108	Wright Express Corp.(b)	2,036,278

		21,099,174

	Life Sciences Tools & Services — 1.6%
10,900	Covance, Inc.(b)(c)	937,618
29,698	Illumina, Inc.(b)(c)	2,586,993
81,544	PerkinElmer, Inc.	2,271,000
35,300	Thermo Fisher Scientific, Inc.(b)(c)	1,967,269

		7,762,880

	Machinery — 2.6%
98,513	Actuant Corp., Class A(c)	3,088,383
40,210	Bucyrus International, Inc.	2,936,134
8,200	Deere & Co.(c)	591,466
27,535	Flowserve Corp.	3,764,035
45,741	Wabtec Corp.	2,223,927

		12,603,945

	Media — 2.7%
81,200	Comcast Corp., Special Class A	1,523,312
130,920	Interactive Data Corp.	3,290,020
23,605	Liberty Media Corp. - Capital, Series A(b)	339,912
52,100	Omnicom Group, Inc.(c)	2,338,248
141,000	Time Warner, Inc.	2,086,800
49,300	Viacom, Inc., Class B(b)	1,505,622
78,000	Walt Disney Co. (The)	2,433,600

		13,517,514

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Metals & Mining — 2.4%
33,044	Cleveland-Cliffs, Inc.	$3,938,514
23,783	Freeport-McMoRan Copper & Gold, Inc.	2,787,130
49,902	Steel Dynamics, Inc.(c)	1,949,671
17,624	United States Steel Corp.	3,256,563

		11,931,878

	Multi Utilities — 1.0%
139,294	MDU Resources Group, Inc.	4,855,789

	Multiline Retail — 0.7%
53,488	Big Lots, Inc.(b)(c)	1,670,965
48,712	Dollar Tree, Inc.(b)	1,592,395
11,500	J.C. Penney Corp., Inc.(c)	417,335

		3,680,695

	Office Electronics — 0.1%
46,000	Xerox Corp.	623,760

	Oil, Gas & Consumable Fuels — 5.6%
45,713	Alpha Natural Resources, Inc.(b)	4,767,409
26,800	Comstock Resources, Inc.(b)	2,262,724
36,278	CONSOL Energy, Inc.(c)	4,076,559
33,173	EXCO Resources, Inc.(b)	1,224,415
24,211	Massey Energy Co.	2,269,781
94,038	Petrohawk Energy Corp.(b)	4,354,900
15,600	Petroleo Brasileiro SA, ADR	1,104,948
38,379	SandRidge Energy, Inc.(b)(c)	2,478,516
54,323	Southwestern Energy Co.(b)	2,586,318
23,119	Whiting Petroleum Corp.(b)	2,452,464

		27,578,034

	Personal Products — 0.6%
118,270	Alberto-Culver Co.	3,106,953

	Pharmaceuticals — 3.3%
25,500	Abbott Laboratories	1,350,735
55,374	Elan Corp. PLC, Sponsored ADR(b)	1,968,546
68,400	GlaxoSmithKline PLC, Sponsored ADR	3,024,648
22,000	Johnson & Johnson	1,415,480
65,643	Perrigo Co.(c)	2,085,478
256,300	Schering-Plough Corp.	5,046,547
30,900	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,415,220

		16,306,654

	Real Estate Management & Development — 0.4%
110,534	Forestar Real Estate Group, Inc.(b)(c)	2,105,673

	REITs — 0.6%
70,888	Potlatch Corp.(c)	3,198,467

	Road & Rail — 1.0%
66,200	Union Pacific Corp.	4,998,100

	Semiconductors & Semiconductor Equipment — 4.3%
73,550	Broadcom Corp., Class A(b)	2,007,179
436,200	Intel Corp.	9,369,576
121,715	Marvell Technology Group Ltd.(b)	2,149,487
44,900	NVIDIA Corp.(b)	840,528
234,457	ON Semiconductor Corp.(b)(c)	2,149,971
100,400	Texas Instruments, Inc.	2,827,264
46,065	Varian Semiconductor Equipment Associates, Inc.(b)(c)	1,603,983

		20,947,988

	Software — 2.9%
37,000	Adobe Systems, Inc.(b)	1,457,430
38,312	Ansys, Inc.(b)	1,805,262
33,067	Concur Technologies, Inc.(b)(c)	1,098,816

Shares	Description	Value (†)

	Software — continued
71,994	McAfee, Inc.(b)	$2,449,956
52,270	MICROS Systems, Inc.(b)	1,593,712
66,700	Microsoft Corp.	1,834,917
72,700	Oracle Corp.(b)	1,526,700
37,493	Salesforce.com, Inc.(b)	2,558,147

		14,324,940

	Specialty Retail — 3.2%
72,900	Best Buy Co., Inc.(c)	2,886,840
19,900	GameStop Corp., Class A(b)(c)	803,960
81,200	Home Depot, Inc.	1,901,704
55,400	Limited Brands, Inc.(c)	933,490
58,100	Lowe’s Cos., Inc.	1,205,575
130,844	Monro Muffler, Inc.(c)	2,026,774
173,412	Pier 1 Imports, Inc.(b)(c)	596,537
68,468	Ross Stores, Inc.(c)	2,431,983
314,889	Sally Beauty Holdings, Inc.(b)(c)	2,034,183
29,800	TJX Cos., Inc.	937,806

		15,758,852

	Textiles, Apparel & Luxury Goods — 1.4%
27,100	Coach, Inc.(b)	782,648
71,871	Fossil, Inc.(b)(c)	2,089,290
94,157	Hanesbrands, Inc.(b)(c)	2,555,421
28,200	NIKE, Inc., Class B	1,681,002

		7,108,361

	Thrifts & Mortgage Finance — 0.5%
32,300	Federal National Mortgage Association(c)	630,173
112,474	People’s United Financial, Inc.	1,754,594

		2,384,767

	Tobacco — 0.3%
26,100	Philip Morris International, Inc.	1,289,079

	Water Utilities — 0.2%
50,651	American Water Works Co., Inc.(b)	1,123,439

	Wireless Telecommunication Services — 0.8%
40,314	American Tower Corp., Class A(b)	1,703,267
14,682	Millicom International Cellular SA	1,519,587
14,200	SBA Communications Corp., Class A(b)(c)	511,342

		3,734,196

	Total Common Stocks (Identified Cost $438,464,020)	477,482,846

Shares/ Principal Amount
Short-Term Investments — 28.5%
124,936,950	State Street Navigator Securities Lending Prime Portfolio(d)	124,936,950
$15,125,258	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $15,125,804 on 7/1/2008, collateralized by $15,325,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $15,439,938 including accrued interest (Note 2g of Notes to Financial Statements)	15,125,258

	Total Short-Term Investments (Identified Cost $140,062,208)	140,062,208

	Total Investments — 125.6% (Identified Cost $578,526,228)(a)	617,545,054

	Other assets less liabilities — (25.6)%	(125,765,125)

	Net Assets — 100%	$491,779,929

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales and return of capital included in dividends received from the Fund’s investments in REITs.):
At June 30, 2008, the net unrealized appreciation on investments based on a cost of $578,553,664 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$70,888,065
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(31,896,675)

	Net unrealized appreciation	$38,991,390

(b)	Non-income producing security.
(c)	All or a portion of this security was on loan to brokers at June 30, 2008.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at June 30, 2008 (unaudited)

Capital Markets	6.8%
Oil, Gas & Consumable Fuels	5.6
Energy Equipment & Services	5.1
Computers & Peripherals	4.7
IT Services	4.3
Semiconductors & Semiconductor Equipment	4.3
Health Care Equipment & Supplies	3.6
Hotels, Restaurants & Leisure	3.4
Chemicals	3.4
Pharmaceuticals	3.3
Specialty Retail	3.2
Software	2.9
Media	2.7
Internet Software & Services	2.6
Machinery	2.6
Commercial Services & Supplies	2.5
Metals & Mining	2.4
Consumer Finance	2.4
Food & Staples Retailing	2.2
Electrical Equipment	2.0
Other Investments, less than 2% each	27.1
Short-Term Investments	28.5

Total Investments	125.6
Other assets less liabilities	(25.6)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

	CGM Advisor Targeted Equity Fund	Hansberger International Fund	Harris Associates Focused Value Fund

ASSETS
Investments at cost	$971,076,292	$162,565,970	$118,487,639
Net unrealized appreciation (depreciation)	117,517,831	19,597,641	(13,766,425)

Investments at value (a)	1,088,594,123	182,163,611	104,721,214
Cash	3,260	—	—
Foreign currency at value (identified cost $0, $118,763, $0, $0, $0, $0)	—	118,744	—
Receivable for Fund shares sold	5,980,421	60,093	17,215
Receivable for securities sold	—	—	945,965
Receivable from investment advisor (Note 5)	—	—	—
Dividends and interest receivable	960,011	302,693	94,984
Tax reclaims receivable	3,535	114,631	—
Securities lending income receivable	58,732	38,038	7,675

TOTAL ASSETS	1,095,600,082	182,797,810	105,787,053

LIABILITIES
Collateral on securities loaned, at value (Note 2)	91,236,998	24,814,239	18,699,354
Payable for securities purchased	15,222,476	126,561	—
Payable for Fund shares redeemed	546,134	236,746	647,943
Management fees payable (Note 5)	556,052	108,207	70,207
Deferred Trustees’ fees (Note 5)	847,229	137,886	105,582
Administrative fees payable (Note 5)	41,952	8,378	4,757
Other accounts payable and accrued expenses	219,070	131,800	86,623

TOTAL LIABILITIES	108,669,911	25,563,817	19,614,466

NET ASSETS	$986,930,171	$157,233,993	$86,172,587

NET ASSETS CONSIST OF:
Paid-in capital	$831,526,631	$132,137,448	$105,888,983
Undistributed (overdistributed) net investment income (loss)	912,945	(732,731)	(592,280)
Accumulated net realized gain (loss) on investments and foreign currency transactions	36,972,764	6,216,089	(5,357,691)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	117,517,831	19,613,187	(13,766,425)

NET ASSETS	$986,930,171	$157,233,993	$86,172,587

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$864,111,203	$113,785,699	$27,881,405

Shares of beneficial interest	72,695,879	5,789,057	3,711,174

Net asset value and redemption price per share	$11.89	$19.66	$7.51

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.62	$20.86	$7.97

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$25,135,831	$20,472,267	$29,225,346

Shares of beneficial interest	2,349,329	1,169,133	4,226,176

Net asset value and offering price per share	$10.70	$17.51	$6.92

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$62,410,842	$22,976,027	$29,065,836

Shares of beneficial interest	5,839,797	1,316,485	4,202,464

Net asset value and offering price per share	$10.69	$17.45	$6.92

Class Y shares :
Net assets	$35,272,295	$—	$—

Shares of beneficial interest	2,893,034	—	—

Net asset value, offering and redemption price per share	$12.19	$—	$—

(a) Including securities on loan with market values of:	$85,855,899	$23,910,236	$18,114,814

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Natixis U.S. Diversified Portfolio

$206,203,491	$240,041,646	$578,526,228
(10,048,107)	4,931,179	39,018,826

196,155,384	244,972,825	617,545,054
—	103,070	—
—	—	—
61,466	16,915,259	86,072
1,523,413	857,971	6,125,456
865	1,069	—
222,213	143,494	359,331
—	—	18,165
8,690	25,775	52,496

197,972,031	263,019,463	624,186,574

26,183,678	45,881,710	124,936,950
1,424,612	6,717,289	5,118,895
369,970	193,490	1,136,527
119,854	144,555	380,211
354,776	142,358	484,417
8,486	8,420	22,208
153,393	69,821	327,437

28,614,769	53,157,643	132,406,645

$169,357,262	$209,861,820	$491,779,929

$239,590,951	$199,874,112	$446,583,746
234,241	(392,509)	(870,092)
(60,419,823)	5,449,038	7,045,819
(10,048,107)	4,931,179	39,020,456

$169,357,262	$209,861,820	$491,779,929

$133,966,546	$133,009,578	$361,492,080

10,541,170	6,106,218	15,845,753

$12.71	$21.78	$22.81

$13.49	$23.11	$24.20

$15,065,197	$18,575,284	$79,282,581

1,286,447	939,431	3,980,291

$11.71	$19.77	$19.92

$11,198,492	$22,421,437	$39,443,392

957,905	1,133,378	1,978,969

$11.69	$19.78	$19.93

$9,127,027	$35,855,521	$11,561,876

693,339	1,636,721	472,300

$13.16	$21.91	$24.48

$25,413,262	$44,437,621	$120,726,870

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

	CGM Advisor Targeted Equity Fund	Hansberger International Fund	Harris Associates Focused Value Fund

INVESTMENT INCOME
Dividends	$6,746,991	$3,023,759	$579,369
Interest	326,068	10,257	13,215
Securities lending income (Note 2)	246,461	178,697	45,874
Less net foreign taxes withheld	(417,753)	(322,876)	—

	6,901,767	2,889,837	638,458

Expenses
Management fees (Note 5)	3,060,055	666,161	478,650
Service fees - Class A (Note 5)	1,000,553	148,210	41,316
Service and distribution fees - Class B (Note 5)	134,626	120,710	182,199
Service and distribution fees - Class C (Note 5)	180,718	119,151	184,369
Trustees’ fees and expenses (Note 5)	14,617	6,374	5,863
Administrative fees (Note 5)	228,725	42,919	27,431
Custodian fees and expenses	18,533	51,659	9,057
Transfer agent fees and expenses - Class A (Note 5)	347,308	104,961	38,690
Transfer agent fees and expenses - Class B (Note 5)	11,737	21,410	42,614
Transfer agent fees and expenses - Class C (Note 5)	15,410	21,097	43,113
Transfer agent fees and expenses - Class Y (Note 5)	7,581	—	—
Audit and tax services fees	18,897	22,212	17,722
Legal fees	14,730	3,317	3,728
Shareholder reporting expenses	38,675	16,529	25,269
Registration fees	30,462	21,050	22,399
Miscellaneous expenses	15,718	6,165	7,822

Total expenses	5,138,345	1,371,925	1,130,242
Less fee reduction and/or expense reimbursement (Note 5)	(11,293)	(2,114)	(1,348)

Net expenses	5,127,052	1,369,811	1,128,894

Net investment income (loss)	1,774,715	1,520,026	(490,436)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	43,121,202	6,565,486	(5,343,146)
Foreign currency transactions	—	(126,182)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(93,042,394)	(25,045,598)	(13,676,947)
Foreign currency translations	—	12,221	—

Net realized and unrealized loss on investments and foreign currency transactions	(49,921,192)	(18,594,073)	(19,020,093)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,146,477)	$(17,074,047)	$(19,510,529)

*	Amount includes a special dividend of $368,055 in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Natixis U.S. Diversified Portfolio

$1,848,183	$838,752	$3,401,086 *
53,508	69,930	120,175
52,109	126,979	344,506
—	(484)	(14,723)

1,953,800	1,035,177	3,851,044

680,306	708,680	2,325,173
190,354	136,912	460,094
94,019	103,278	471,078
64,768	105,740	206,882
7,689	6,144	10,954
50,122	40,545	133,175
10,366	12,456	18,125
171,934	114,393	344,113
21,262	21,855	88,269
14,630	22,231	38,698
4,015	574	11,200
18,046	17,057	21,595
4,770	2,716	11,487
23,476	20,151	53,843
27,821	30,202	31,345
8,913	7,138	14,525

1,392,491	1,350,072	4,240,556
(28,799)	(62,426)	(6,559)

1,363,692	1,287,646	4,233,997

590,108	(252,469)	(382,953)

2,511,109	5,557,464	8,248,900
—	—	1,605

(35,096,970)	(7,236,911)	(65,704,290)
—	—	246

(32,585,861)	(1,679,447)	(57,453,539)

$(31,995,753)	$(1,931,916)	$(57,836,492)

STATEMENTS OF CHANGES IN NET ASSETS

	CGM Advisor Targeted Equity Fund		Hansberger International Fund		Harris Associates Focused Value Fund
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income (loss)	$1,774,715	$3,198,576	$1,520,026	$1,002,480	$(490,436)	$(2,024,847)
Net realized gain (loss) on investments and foreign currency transactions	43,121,202	80,201,690	6,439,304	20,165,643	(5,343,146)	26,572,372
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(93,042,394)	149,502,525	(25,033,377)	5,253,593	(13,676,947)	(35,355,327)

Net increase (decrease) in net assets resulting from operations	(48,146,477)	232,902,791	(17,074,047)	26,421,716	(19,510,529)	(10,807,802)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(55,857)	(7,741,811)	(198,627)	(2,121,366)	—	—
Class B	(2,292)	(251,226)	(44,583)	(325,097)	—	—
Class C	(2,959)	(80,296)	(44,589)	(304,997)	—	—
Class Y	(1,748)	(178,444)	—	—	—	—
Net realized capital gain
Class A	(28,890,996)	(68,451,630)	(2,454,423)	(12,588,474)	(589,535)	(6,965,375)
Class B	(1,056,920)	(3,157,063)	(534,401)	(3,324,922)	(700,775)	(8,645,512)
Class C	(1,410,865)	(1,397,920)	(547,933)	(2,884,783)	(699,005)	(9,181,053)
Class Y	(858,144)	(1,283,819)	—	—	—	—

Total distributions	(32,279,781)	(82,542,209)	(3,824,556)	(21,549,639)	(1,989,315)	(24,791,940)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	170,904,598	2,733,857	(6,277,034)	10,155,626	(29,527,784)	(55,787,929)

Redemption fees
Class A	13,562	10,214	590	6,284	372	103
Class B	469	448	126	1,563	412	126
Class C	555	171	119	1,306	418	136
Class Y	399	191	—	—	—	—

	14,985	11,024	835	9,153	1,202	365

Net increase (decrease) in net assets	90,493,325	153,105,463	(27,174,802)	15,036,856	(51,026,426)	(91,387,306)

NET ASSETS
Beginning of the period	896,436,846	743,331,383	184,408,795	169,371,939	137,199,013	228,586,319

End of the period	$986,930,171	$896,436,846	$157,233,993	$184,408,795	$86,172,587	$137,199,013

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$912,945	$(798,914)	$(732,731)	$(1,964,958)	$(592,280)	$(101,844)

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund		Vaughan Nelson Small Cap Value Fund		Natixis U.S. Diversified Portfolio
Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

$590,108	$546,870	$(252,469)	$(527,258)	$(382,953)	$(2,828,122)
2,511,109	22,651,455	5,557,464	14,196,089	8,250,505	87,656,235
(35,096,970)	(28,970,313)	(7,236,911)	(6,164,382)	(65,704,044)	(7,024,685)

(31,995,753)	(5,771,988)	(1,931,916)	7,504,449	(57,836,492)	77,803,428

(13,160)	(1,054,288)	—	—	—	—
(244)	(108,220)	—	—	—	—
(1,197)	(53,175)	—	—	—	—
(864)	(117,660)	—	—	—	—

—	—	(131,996)	—	(6,526,030)	(4,889,025)
—	—	(28,303)	—	(1,841,377)	(1,624,487)
—	—	(29,715)	—	(822,425)	(642,678)
—	—	(7,146)	—	(205,454)	(217,377)

(15,465)	(1,333,343)	(197,160)	—	(9,395,286)	(7,373,567)

(22,472,446)	(39,807,186)	60,189,106	7,783,917	(31,132,324)	(88,754,703)

—	—	444	5,305	—	—
—	—	89	1,559	—	—
—	—	88	1,134	—	—
—	—	19	38	—	—

—	—	640	8,036	—	—

(54,483,664)	(46,912,517)	58,060,670	15,296,402	(98,364,102)	(18,324,842)

223,840,926	270,753,443	151,801,150	136,504,748	590,144,031	608,468,873

$169,357,262	$223,840,926	$209,861,820	$151,801,150	$491,779,929	$590,144,031

$234,241	$(340,402)	$(392,509)	$(140,040)	$(870,092)	$(487,139)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(f)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (f)	Distributions from net realized capital gains	Total distributions	Redemption fees (f)

CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2008(g)	$13.01	$0.03	$(0.71)	$(0.68)	$(0.00)	$(0.44)	$(0.44)	$0.00
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)	0.00
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	—	(0.02)	0.00
12/31/2004	7.94	0.01	1.10	1.11	—	—	—	0.00
12/31/2003	5.56	(0.03)	2.41	2.38	—	—	—	—
Class B
6/30/2008(g)	11.81	(0.02)	(0.65)	(0.67)	(0.00)	(0.44)	(0.44)	0.00
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
12/31/2003	5.28	(0.07)	2.26	2.19	—	—	—	—
Class C
6/30/2008(g)	11.79	(0.02)	(0.64)	(0.66)	(0.00)	(0.44)	(0.44)	0.00
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
12/31/2003	5.27	(0.07)	2.27	2.20	—	—	—	—
Class Y
6/30/2008(g)	13.32	0.04	(0.73)	(0.69)	(0.00)	(0.44)	(0.44)	0.00
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	1.12	1.16	—	—	—	0.00
12/31/2003	5.63	0.01	2.43	2.44	—	—	—	—
HANSBERGER INTERNATIONAL FUND
Class A
6/30/2008(g)	$22.17	$0.21	$(2.26)	$(2.05)	$(0.04)	$(0.42)	$(0.46)	$0.00
12/31/2007	21.50	0.18	3.29	3.47	(0.40)	(2.40)	(2.80)	0.00
12/31/2006	19.88	0.16	4.51	4.67	(0.35)	(2.70)	(3.05)	0.00
12/31/2005	17.12	0.11	2.65	2.76	—	—	—	0.00
12/31/2004	15.07	0.02	2.03	2.05	—	—	—	0.00
12/31/2003	10.84	(0.04)	4.27	4.23	—	—	—	—
Class B
6/30/2008(g)	19.88	0.11	(2.02)	(1.91)	(0.04)	(0.42)	(0.46)	0.00
12/31/2007	19.51	0.01	2.98	2.99	(0.22)	(2.40)	(2.62)	0.00
12/31/2006	18.27	0.01	4.11	4.12	(0.18)	(2.70)	(2.88)	0.00
12/31/2005	15.85	0.00	2.42	2.42	—	—	—	0.00
12/31/2004	14.06	(0.09)	1.88	1.79	—	—	—	0.00
12/31/2003	10.19	(0.12)	3.99	3.87	—	—	—	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(h)	Gross expenses (%) (e)(h)	Net investment income (loss) (%) (h)	Portfolio turnover rate (%)

$11.89	(5.1)	$864,111	1.11	1.11	0.45	104
13.01	34.4	826,867	1.17	1.17	0.45	179
10.70	8.5	679,897	1.16	1.16	0.76	171
10.22	13.2	694,121	1.28	1.28	0.78	196
9.05	14.0	689,967	1.42	1.42	0.16	265
7.94	42.8	724,214	1.57	1.57	(0.40)	261

10.70	(5.5)	25,136	1.86	1.86	(0.29)	104
11.81	33.4	32,297	1.92	1.92	(0.34)	179
9.84	7.8	43,032	1.91	1.91	0.02	171
9.48	12.4	53,005	2.03	2.03	0.03	196
8.45	13.1	57,527	2.17	2.17	(0.58)	265
7.47	41.5	56,880	2.32	2.32	(1.14)	261

10.69	(5.4)	62,411	1.86	1.87	(0.33)	104
11.79	33.5	19,753	1.93	1.93	(0.24)	179
9.84	7.7	8,688	1.90	1.90	0.04	171
9.48	12.4	5,133	2.04	2.04	0.03	196
8.45	13.1	3,214	2.17	2.17	(0.58)	265
7.47	41.8	2,647	2.32	2.32	(1.14)	261

12.19	(5.0)	35,272	0.84	0.84	0.72	104
13.32	34.8	17,520	0.90	0.90	0.74	179
10.93	9.0	11,714	0.87	0.87	1.05	171
10.42	13.4	11,181	1.07	1.07	0.99	196
9.23	14.4	9,145	1.08	1.08	0.51	265
8.07	43.3	7,773	1.03	1.03	0.16	261

$19.66	(9.3)	$113,786	1.43	1.43	2.06	21
22.17	16.4	128,224	1.45	1.45	0.79	47
21.50	24.1	112,814	1.49	1.49	0.75	49
19.88	16.1	89,663	1.81	1.81	0.62	45
17.12	13.6	73,707	1.91	1.92	0.14	81
15.07	39.0	59,762	2.30	2.32	(0.34)	92

17.51	(9.7)	20,472	2.18	2.18	1.20	21
19.88	15.6	29,770	2.20	2.20	0.06	47
19.51	23.2	33,016	2.25	2.25	0.03	49
18.27	15.3	33,388	2.55	2.55	(0.02)	45
15.85	12.7	45,213	2.66	2.67	(0.60)	81
14.06	38.0	60,296	3.05	3.07	(1.09)	92

(e)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Amount rounds to less than $0.01 per share, if applicable.
(g)	For the six months ended June 30, 2008 (Unaudited).
(h)	Computed on an annualized basis for periods less than one year, if applicable.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Income (Loss) from Investment Operations:					Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(f)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (f)	Distributions from net realized capital gains	Total distributions	Redemption fees (f)

HANSBERGER INTERNATIONAL FUND (continued)
Class C
6/30/2008(k)	$19.81	$0.12	$(2.02)		$(1.90)	$(0.04)	$(0.42)	$(0.46)	$0.00
12/31/2007	19.48	0.01	2.97		2.98	(0.25)	(2.40)	(2.65)	0.00
12/31/2006	18.28	0.00	4.11		4.11	(0.21)	(2.70)	(2.91)	0.00
12/31/2005	15.86	(0.02)	2.44		2.42	—	—	—	0.00
12/31/2004	14.06	(0.09)	1.89		1.80	—	—	—	0.00
12/31/2003	10.19	(0.12)	3.99		3.87	—	—	—	—
HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
6/30/2008(k)	$9.06	$(0.02)	$(1.38)		$(1.40)	$—	$(0.15)	$(0.15)	$0.00
12/31/2007	11.56	(0.06)	(0.68	)(h)	(0.74)	—	(1.76)	(1.76)	0.00
12/31/2006	12.08	(0.02)	1.50		1.48	—	(2.00)	(2.00)	0.00
12/31/2005	13.06	(0.00)	0.76		0.76	—	(1.74)	(1.74)	0.00
12/31/2004	11.79	(0.02)	1.29		1.27	—	—	—	0.00
12/31/2003	9.24	(0.03)	2.58		2.55	—	—	—	—
Class B
6/30/2008(k)	8.39	(0.04)	(1.28)		(1.32)	—	(0.15)	(0.15)	0.00
12/31/2007	10.92	(0.14)	(0.63	)(h)	(0.77)	—	(1.76)	(1.76)	0.00
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	(2.00)	0.00
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	(1.74)	0.00
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	0.00
12/31/2003	9.12	(0.10)	2.53		2.43	—	—	—	—
Class C
6/30/2008(k)	8.39	(0.04)	(1.28)		(1.32)	—	(0.15)	(0.15)	0.00
12/31/2007	10.92	(0.14)	(0.63	)(h)	(0.77)	—	(1.76)	(1.76)	0.00
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	(2.00)	0.00
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	(1.74)	0.00
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	0.00
12/31/2003	9.12	(0.10)	2.53		2.43	—	—	—	—
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2008(k)	$14.97	$0.05	$(2.31)		$(2.26)	$(0.00)	$—	$(0.00)	$—
12/31/2007	15.49	0.05	(0.48	)(h)	(0.43)	(0.09)	—	(0.09)	—
12/31/2006	13.33	0.06	2.13		2.19	(0.03)	—	(0.03)	—
12/31/2005	13.37	0.05	(0.08)		(0.03)	(0.01)	—	(0.01)	—
12/31/2004	12.25	0.04	1.08		1.12	—	—	—	—
12/31/2003	9.42	0.01	2.82		2.83	—	—	—	—
Class B
6/30/2008(k)	13.84	(0.00)	(2.13)		(2.13)	(0.00)	—	(0.00)	—
12/31/2007	14.39	(0.06)	(0.45	)(h)	(0.51)	(0.04)	—	(0.04)	—
12/31/2006	12.48	(0.04)	1.98		1.94	(0.03)	—	(0.03)	—
12/31/2005	12.62	(0.04)	(0.09)		(0.13)	(0.01)	—	(0.01)	—
12/31/2004	11.64	(0.05)	1.03		0.98	—	—	—	—
12/31/2003	9.02	(0.07)	2.69		2.62	—	—	—	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(l)		Gross expenses (%) (g)(l)		Net investment income (loss) (%) (l)	Portfolio turnover rate (%)

$17.45	(9.6)	$22,976	2.18		2.18		1.29	21
19.81	15.5	26,414	2.20		2.20		0.04	47
19.48	23.1	23,541	2.25		2.25		0.01	49
18.28	15.3	19,388	2.56		2.56		(0.11)	45
15.86	12.8	17,046	2.66		2.67		(0.63)	81
14.06	38.0	12,557	3.05		3.07		(1.09)	92

$7.51	(15.5)	$27,881	1.61		1.61		(0.40)	27
9.06	(6.8)	40,869	1.49		1.49		(0.51)	51
11.56	12.7	62,603	1.51		1.51		(0.12)	36
12.08	5.7	82,298	1.68		1.68		(0.04)	39
13.06	10.8	108,042	1.70		1.70		(0.15)	26
11.79	27.6	95,957	1.70		1.84		(0.28)	30

6.92	(15.9)	29,225	2.36		2.36		(1.15)	27
8.39	(7.4)	47,194	2.24		2.24		(1.26)	51
10.92	11.9	78,950	2.26		2.26		(0.87)	36
11.59	5.0	97,256	2.43		2.43		(0.80)	39
12.69	9.9	110,275	2.45		2.45		(0.90)	26
11.55	26.6	107,017	2.45		2.59		(1.03)	30

6.92	(15.8)	29,066	2.35		2.36		(1.16)	27
8.39	(7.4)	49,136	2.24		2.24		(1.26)	51
10.92	11.9	87,033	2.27		2.27		(0.88)	36
11.59	5.0	122,745	2.43		2.43		(0.79)	39
12.69	9.9	144,780	2.45		2.45		(0.90)	26
11.55	26.6	124,427	2.45		2.59		(1.03)	30

$12.71	(15.0)	$133,967	1.30		1.33		0.71	20
14.97	(2.9)	172,468	1.28	(i)(j)	1.28	(i)	0.35	30
15.49	16.5	195,714	1.30		1.30		0.44	23
13.33	(0.2)	188,763	1.30		1.46		0.40	39
13.37	9.1	222,434	1.30		1.49		0.30	27
12.25	30.0	215,259	1.45		1.62		0.07	30	(e)

11.71	(15.3)	15,065	2.05		2.08		(0.03)	20
13.84	(3.7)	23,916	2.04	(i)(j)	2.04	(i)	(0.44)	30
14.39	15.6	42,894	2.05		2.07		(0.33)	23
12.48	(1.0)	59,035	2.05		2.21		(0.35)	39
12.62	8.4	79,949	2.05		2.24		(0.46)	27
11.64	29.1	91,085	2.20		2.37		(0.69)	30	(e)

(f)	Amount rounds to less than $0.01 per share, if applicable.
(g)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	Includes a litigation payment of $0.02 per share.
(i)	Includes expense recapture of 0.00%, and 0.02% for Class A and B, respectively.
(j)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(k)	For the six months ended June 30, 2008 (Unaudited).
(l)	Computed on an annualized basis for periods less than one year, if applicable.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Income (Loss) from Investment Operations:					Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(m)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (m)	Distributions from net realized capital gains	Total distributions	Redemption fees (m)

HARRIS ASSOCIATES LARGE CAP VALUE FUND (continued)
Class C
6/30/2008(k)	$13.82	$(0.00)	$(2.13)		$(2.13)	$(0.00)	$—	$(0.00)	$—
12/31/2007	14.37	(0.06)	(0.45	)(j)	(0.51)	(0.04)	—	(0.04)	—
12/31/2006	12.46	(0.04)	1.98		1.94	(0.03)	—	(0.03)	—
12/31/2005	12.60	(0.04)	(0.09)		(0.13)	(0.01)	—	(0.01)	—
12/31/2004	11.63	(0.05)	1.02		0.97	—	—	—	—
12/31/2003	9.01	(0.07)	2.69		2.62	—	—	—	—
Class Y
6/30/2008(k)	15.47	0.08	(2.39)		(2.31)	(0.00)	—	(0.00)	—
12/31/2007	16.01	0.12	(0.51	) (j)	(0.39)	(0.15)	—	(0.15)	—
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	(0.03)	—
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	(0.01)	—
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
12/31/2003	9.59	0.06	2.89		2.95	—	—	—	—
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2008(k)	$22.11	$(0.01)	$(0.29)		$(0.30)	$—	$(0.03)	$(0.03)	$0.00
12/31/2007	20.90	(0.02)	1.23		1.21	—	—	0.00	0.00
12/31/2006	17.69	(0.05)	3.26		3.21	—	—	0.00	0.00
12/31/2005	16.07	(0.08)	1.70		1.62	—	—	0.00	0.00
12/31/2004	13.94	(0.13)	2.26		2.13	—	—	0.00	0.00
12/31/2003	10.05	(0.19)	4.08		3.89	—	—	—	—
Class B
6/30/2008(k)	20.15	(0.09)	(0.26)		(0.35)	—	(0.03)	(0.03)	0.00
12/31/2007	19.19	(0.17)	1.13		0.96	—	—	0.00	0.00
12/31/2006	16.36	(0.20)	3.03		2.83	—	—	0.00	0.00
12/31/2005	14.97	(0.19)	1.58		1.39	—	—	0.00	0.00
12/31/2004	13.08	(0.22)	2.11		1.89	—	—	0.00	0.00
12/31/2003	9.51	(0.26)	3.83		3.57	—	—	—	—
Class C
6/30/2008(k)	20.16	(0.09)	(0.26)		(0.35)	—	(0.03)	(0.03)	0.00
12/31/2007	19.19	(0.17)	1.14		0.97	—	—	0.00	0.00
12/31/2006	16.37	(0.19)	3.01		2.82	—	—	0.00	0.00
12/31/2005	14.98	(0.19)	1.58		1.39	—	—	0.00	0.00
12/31/2004	13.09	(0.22)	2.11		1.89	—	—	0.00	0.00
12/31/2003	9.51	(0.26)	3.84		3.58	—	—	—	—
Class Y
6/30/2008(k)	22.20	0.03	(0.29)		(0.26)	—	(0.03)	(0.03)	0.00
12/31/2007	20.91	0.04	1.25		1.29	—	—	0.00	0.00
12/31/2006(n)	19.02	0.02	1.87		1.89	—	—	—	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(f)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(l)		Gross expenses (%) (f) (l)		Net investment income (loss) (%) (l)	Portfolio turnover rate (%)

$11.69	(15.3)	$11,198	2.05		2.08		(0.04)	20
13.82	(3.7)	15,616	2.04	(h)(i)	2.04	(h)(i)	(0.41)	30
14.37	15.6	18,089	2.05		2.06		(0.32)	23
12.46	(1.0)	20,308	2.05		2.21		(0.35)	39
12.60	8.3	26,392	2.05		2.24		(0.42)	27
11.63	29.1	15,553	2.20		2.37		(0.69)	30	(e)

13.16	(14.8)	9,127	0.93		0.93		1.08	20
15.47	(2.6)	11,840	0.91	(i)	0.91		0.72	30
16.01	17.0	14,057	0.91	(g)	0.91	(g)	0.82	23
13.72	(0.0)	14,226	1.05		1.09		0.65	39
13.74	9.6	18,027	0.99		0.99		0.58	27
12.54	30.8	26,545	1.01		1.01		0.51	30	(e)

$21.78	(1.4)	$133,010	1.45		1.53		(0.13)	57
22.11	5.8	103,719	1.49		1.57		(0.11)	78
20.90	18.1	85,285	1.59		1.59		(0.28)	88
17.69	10.1	58,963	1.92		1.92		(0.47)	80
16.07	15.3	45,138	2.01		2.01		(0.89)	172
13.94	38.7	45,442	2.33		2.33		(1.69)	156

19.77	(1.7)	18,575	2.20		2.28		(0.92)	57
20.15	5.1	25,076	2.24		2.31		(0.84)	78
19.19	17.2	32,606	2.37		2.37		(1.10)	88
16.36	9.3	38,732	2.66		2.66		(1.24)	80
14.97	14.5	54,652	2.76		2.76		(1.65)	172
13.08	37.5	55,662	3.08		3.08		(2.44)	156

19.78	(1.7)	22,421	2.20		2.28		(0.90)	57
20.16	5.1	21,765	2.24		2.32		(0.85)	78
19.19	17.2	18,186	2.35		2.35		(1.04)	88
16.37	9.3	13,667	2.67		2.67		(1.23)	80
14.98	14.4	13,549	2.76		2.76		(1.63)	172
13.09	37.6	12,042	3.08		3.08		(2.44)	156

21.91	(1.1)	35,856	1.10		1.10		0.30	57
22.20	6.1	1,241	1.19	(g)	1.19	(g)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88

(g)	Includes expense recapture of 0.04%.
(h)	Includes expense recapture of 0.01%.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)	Includes a litigation payment of $0.02 per share.
(k)	For the six months ended June 30, 2008 (Unaudited).
(l)	Computed on an annualized basis for periods less than one year, if applicable.
(m)	Amount rounds to less than $0.01 per share, if applicable.
(n)	From commencement of Class operations on August 31, 2006 through December 31, 2006.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Income (Loss) from Investment Operations:					Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(e)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
6/30/2008(h)	$25.76	$0.00	(i)	$(2.53)	$(2.53)	$—	$(0.42)	$(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	—	—	—
12/31/2005	18.75	(0.11)		1.53	1.42	—	—	—
12/31/2004	16.61	(0.12)		2.26	2.14	—	—	—
12/31/2003	12.43	(0.13)		4.31	4.18	—	—	—
Class B
6/30/2008(h)	22.63	(0.07	)(i)	(2.22)	(2.29)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	—	—	—
12/31/2005	16.87	(0.22)		1.36	1.14	—	—	—
12/31/2004	15.06	(0.23)		2.04	1.81	—	—	—
12/31/2003	11.35	(0.22)		3.93	3.71	—	—	—
Class C
6/30/2008(h)	22.65	(0.07	)(i)	(2.23)	(2.30)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	—	—	—
12/31/2005	16.89	(0.22)		1.36	1.14	—	—	—
12/31/2004	15.08	(0.23)		2.04	1.81	—	—	—
12/31/2003	11.37	(0.22)		3.93	3.71	—	—	—
Class Y
6/30/2008(h)	27.58	0.04	(i)	(2.72)	(2.68)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	—	—	—
12/31/2005	19.82	(0.03)		1.62	1.59	—	—	—
12/31/2004	17.46	(0.05)		2.41	2.36	—	—	—
12/31/2003	12.98	(0.04)		4.52	4.48	—	—	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(g)	Gross expenses (%) (f)(g)	Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$22.81	(9.8)	$361,492	1.45	1.45	0.04	52
25.76	13.7	407,228	1.47	1.47	(0.24)	82
22.94	13.7	393,430	1.46	1.46	0.17	83
20.17	7.6	386,084	1.73	1.73	(0.57)	97
18.75	12.9	392,726	1.87	1.87	(0.71)	104
16.61	33.6	354,755	1.99	1.99	(0.94)	102

19.92	(10.1)	79,283	2.20	2.20	(0.70)	52
22.63	12.8	119,028	2.21	2.21	(1.00)	82
20.33	12.9	147,819	2.22	2.22	(0.60)	83
18.01	6.8	174,745	2.48	2.48	(1.32)	97
16.87	12.0	223,349	2.62	2.62	(1.50)	104
15.06	32.7	272,533	2.74	2.74	(1.69)	102

19.93	(10.1)	39,443	2.20	2.20	(0.71)	52
22.65	12.8	47,239	2.22	2.22	(0.99)	82
20.36	12.9	46,064	2.22	2.22	(0.59)	83
18.03	6.8	48,262	2.48	2.48	(1.32)	97
16.89	12.0	58,883	2.62	2.62	(1.48)	104
15.08	32.6	60,783	2.74	2.74	(1.69)	102

24.48	(9.7)	11,562	1.18	1.18	0.30	52
27.58	14.0	16,649	1.12	1.12	0.10	82
24.45	14.2	21,155	1.03	1.03	0.60	83
21.41	8.0	20,445	1.32	1.32	(0.16)	97
19.82	13.5	25,060	1.33	1.33	(0.27)	104
17.46	34.5	47,485	1.34	1.34	(0.30)	102

(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended June 30, 2008 (Unaudited).
(i)	Includes a special dividend of $0.02 per share in which the source of the dividend has not been determined by the issuer.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1.  Organization.  Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Funds Trust III (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Hansberger International Fund (the “International Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Natixis Funds Trust III:

Harris Associates Focused Value Fund (the “Focused Value Fund”)

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Large Cap Value Fund and U.S. Diversified Portfolio also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security.

In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of June 30, 2008, approximately 64% of the market value of the investments for the Hansberger International Fund was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years December 31, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and gains realized from passive foreign investment companies (“PFICs”). Permanent book and tax basis differences relating to shareholder distributions, net investment income, distributions from Real Estate Investment Trusts (“REITs”) and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, capital loss carryforwards, post October losses, wash sales, distributions from REITs and gains realized from PFICs. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$52,469,601	$30,072,608	$82,542,209
International Fund	6,107,517	15,442,122	21,549,639
Focused Value Fund	2,372,807	22,419,133	24,791,940
Large Cap Value Fund	1,333,343	—	1,333,343
U.S. Diversified Portfolio	—	7,373,567	7,373,567

As of December 31, 2007, the capital loss carryforwards were as follows:

	Targeted Equity Fund	International Fund	Focused Value Fund	Large Cap Value Fund		Small Cap Value Fund	U.S. Diversified Portfolio
Capital loss carryforward:
Expires December 31, 2009	—	—	—	$28,235,961	*	—	—
Expires December 31, 2010	—	—	—	24,633,843	*	—	—
Expires December 31, 2011	—	—	—	9,965,466		—	—

Total capital loss carryforward	—	—	—	$62,835,270		—	—

*	Some of the losses expiring in 2009 and 2010 were obtained in the Fund’s merger with the Nvest Balanced Fund. These losses are subject to limitations.

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2008 were as follows:

Fund	Value of Securities on Loan	Value of Collateral
Targeted Equity Fund	$85,855,899	$91,236,998
International Fund	23,910,236	24,814,239
Focused Value Fund	18,114,814	18,699,354
Large Cap Value Fund	25,413,262	26,183,678
Small Cap Value Fund	44,437,621	45,881,710
U.S. Diversified Portfolio	120,726,870	124,936,950

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. For net asset value determination purposes, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (which could include quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ investments carried at value:

Targeted Equity Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,088,594,123
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$1,088,594,123

International Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$65,262,052
Level 2 – Other Significant Observable Inputs	116,901,559
Level 3 – Significant Unobservable Inputs	—

Total	$182,163,611

Focused Value Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$104,721,214
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$104,721,214

Large Cap Value Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$196,155,384
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$196,155,384

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Small Cap Value Fund

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$244,972,825
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$244,972,825

U.S. Diversified Portfolio

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$617,545,054
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$617,545,054

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,066,088,739	$910,877,512
International Fund	35,422,326	41,789,202
Focused Value Fund	28,136,661	61,179,333
Large Cap Value Fund	38,255,165	56,527,131
Small Cap Value Fund	127,368,450	87,906,127
U.S. Diversified Portfolio	264,196,226	307,601,403

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
International Fund	0.80%	0.75%	0.75%	0.75%	0.75%
Focused Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%

Effective July 1, 2008, under the amended terms of its management agreement, the Focused Value Fund will pay a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Focused Value Fund	Harris Associates L.P. (“Harris”)
Large Cap Value Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
U.S. Diversified Portfolio	Harris
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
BlackRock Investment Management LLC (“BlackRock”)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until April 30, 2009 and will be reevaluated on an annual basis. For the six months ended June 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Focused Value Fund	1.70%	2.45%	2.45%	—
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%

Effective July 1, 2008, Natixis Advisors has given a binding undertaking to the U.S. Diversified Portfolio to reduce its management fee and/or reimburse certain expenses associated with this Fund to limit its operating expenses to 1.40%, 2.15%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, B, C, and Y shares, respectively. This undertaking is in effect until April 30, 2009 and will be reevaluated on an annual basis.

For the six months ended June 30, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Targeted Equity Fund	$3,060,055	0.69%
International Fund	666,161	0.80%
Focused Value Fund	478,650	0.90%
Large Cap Value Fund	680,306	0.70%
Small Cap Value Fund	708,680	0.90%
U.S. Diversified Portfolio	2,325,173	0.90%

For the six months ended June 30, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
Large Cap Value Fund	$26,333
Small Cap Value Fund	60,419

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at June 30, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until December 31, 2008
Fund	Class A	Class B	Class C	Class Y	Total
Small Cap Value Fund	$78,801	$20,907	$16,309	$—	$116,017

	Expenses Subject to Possible Reimbursement until December 31, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Large Cap Value Fund	$21,883	$2,627	$1,823	$—	$26,333
Small Cap Value Fund	43,454	8,428	8,537	—	60,419

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, CGM, Hansberger, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

b.  Administrative Expense.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors (the “Administrative Services Agreement”), each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Pursuant to an amendment to the Administrative Services Agreement, effective July 1, 2008, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds will be subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisers in their first calendar year of operations.

For the six months ended June 30, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Targeted Equity Fund	$228,725	$11,293	$217,432
International Fund	42,919	2,114	40,805
Focused Value Fund	27,431	1,348	26,083
Large Cap Value Fund	50,122	2,466	47,656
Small Cap Value Fund	40,545	2,007	38,538
U.S. Diversified Portfolio	133,175	6,559	126,616

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

For the six months ended June 30, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Targeted Equity Fund	$1,000,553	$33,656	$45,179	$100,970	$135,539
International Fund	148,210	30,177	29,788	90,533	89,363
Focused Value Fund	41,316	45,550	46,092	136,649	138,277
Large Cap Value Fund	190,354	23,505	16,192	70,514	48,576
Small Cap Value Fund	136,912	25,820	26,435	77,458	79,305
U.S. Diversified Portfolio	460,094	117,770	51,721	353,308	155,161

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y

Targeted Equity Fund	$46,806	$1,636	$1,832	$6,198
International Fund	16,376	3,505	3,321	—
Focused Value Fund	14,421	16,813	17,571	—
Large Cap Value Fund	19,806	2,661	1,797	3,632
Small Cap Value Fund	23,902	5,123	4,867	186
U.S. Diversified Portfolio	35,859	9,833	4,083	10,965

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the six months ended June 30, 2008 were as follows:

Fund	Commission
Targeted Equity Fund	$930,677
International Fund	79,189
Focused Value Fund	55,315
Large Cap Value Fund	57,215
Small Cap Value Fund	66,245
U.S. Diversified Portfolio	229,896

For the six months ended June 30, 2008, brokerage commissions for portfolio transactions paid to affiliated broker/dealers by the U.S. Diversified Portfolio were $12,322.

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

For the Year Ended June 30, 2008 (Unaudited)

g.  Redemption Fees.  Effective June 2, 2008, the redemption fee imposed on Class A and Class Y shares of Targeted Equity Fund, International Fund, Focused Value Fund and Small Cap Value Fund was eliminated. Prior to June 2, 2008, shareholders of Class A and Class Y shares of the Funds were charged a 2% redemption fee if they redeemed, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Funds. The fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended June 30, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each Fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

7.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$293,690
International Fund	2,012
Small Cap Value Fund	7,497
U.S. Diversified Portfolio	37,108

8.  Concentration of Risk.  Focused Value Fund is a non-diversified fund. Compared with diversified mutual funds, the Focused Value Fund may invest a greater percentage of its assets in a particular company. Therefore, the Focused Value Fund’s returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Targeted Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	11,670,273	$140,871,945	3,737,261	$45,862,629
Issued in connection with the reinvestment of distributions	2,376,645	27,212,453	5,862,904	72,878,709
Redeemed	(4,885,412)	(58,289,374)	(9,585,214)	(111,765,850)

Net change	9,161,506	$109,795,024	14,951	$6,975,488

Class B
Issued from the sale of shares	88,285	$955,821	262,400	$2,812,834
Issued in connection with the reinvestment of distributions	96,866	1,000,641	283,544	3,180,585
Redeemed	(570,447)	(6,194,959)	(2,184,278)	(22,947,868)

Net change	(385,296)	$(4,238,497)	(1,638,334)	$(16,954,449)

Class C
Issued from the sale of shares	4,222,988	$46,176,647	923,790	$10,699,501
Issued in connection with the reinvestment of distributions	93,539	964,396	88,327	1,012,586
Redeemed	(151,920)	(1,647,960)	(220,223)	(2,325,399)

Net change	4,164,607	$45,493,083	791,894	$9,386,688

Class Y
Issued from the sale of shares	1,948,748	$24,388,940	262,592	$3,465,372
Issued in connection with the reinvestment of distributions	70,310	825,444	113,125	1,444,931
Redeemed	(441,559)	(5,359,396)	(132,427)	(1,584,173)

Net change	1,577,499	$19,854,988	243,290	$3,326,130

Increase (decrease) from capital share transactions	14,518,316	$170,904,598	(588,199)	$2,733,857

NOTES TO FINANCIAL STATEMENTS (continued)

For the Year Ended June 30, 2008 (Unaudited)

9.  Capital Shares (continued)

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	690,577	$14,360,492	870,349	$20,307,759
Issued in connection with the reinvestment of distributions	122,878	2,463,649	615,505	13,642,851
Redeemed	(809,039)	(16,752,351)	(949,003)	(22,012,908)

Net change	4,416	$71,790	536,851	$11,937,702

Class B
Issued from the sale of shares	37,197	$682,505	194,192	$4,062,447
Issued in connection with the reinvestment of distributions	30,608	547,689	172,664	3,443,715
Redeemed	(396,266)	(7,257,847)	(561,815)	(11,811,328)

Net change	(328,461)	$(6,027,653)	(194,959)	$(4,305,166)

Class C
Issued from the sale of shares	72,098	$1,316,435	233,746	$4,957,792
Issued in connection with the reinvestment of distributions	25,445	453,682	121,350	2,409,103
Redeemed	(114,365)	(2,091,288)	(229,985)	(4,843,805)

Net change	(16,822)	$(321,171)	125,111	$2,523,090

Increase (decrease) from capital share transactions	(340,867)	$(6,277,034)	467,003	$10,155,626

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Focused Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	292,795	$2,381,145	631,847	$6,966,043
Issued in connection with the reinvestment of distributions	56,222	437,408	532,542	5,008,910
Redeemed	(1,147,531)	(9,318,961)	(2,070,078)	(23,875,285)

Net change	(798,514)	$(6,500,408)	(905,689)	$(11,900,332)

Class B
Issued from the sale of shares	32,103	$246,963	310,935	$2,940,601
Issued in connection with the reinvestment of distributions	72,803	522,563	729,290	6,359,477
Redeemed	(1,506,080)	(11,331,369)	(2,645,145)	(28,682,591)

Net change	(1,401,174)	$(10,561,843)	(1,604,920)	$(19,382,513)

Class C
Issued from the sale of shares	100,019	$746,080	625,545	$6,004,671
Issued in connection with the reinvestment of distributions	58,247	417,632	612,914	5,347,383
Redeemed	(1,813,645)	(13,629,245)	(3,352,102)	(35,857,138)

Net change	(1,655,379)	$(12,465,533)	(2,113,643)	$(24,505,084)

Increase (decrease) from capital share transactions	(3,855,067)	$(29,527,784)	(4,624,252)	$(55,787,929)

NOTES TO FINANCIAL STATEMENTS (continued)

For the Year Ended June 30, 2008 (Unaudited)

9.  Capital Shares (continued).

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Large Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	346,996	$4,814,426	1,098,477	$17,352,523
Issued in connection with the reinvestment of distributions	805	10,892	55,168	870,874
Redeemed	(1,330,611)	(18,444,718)	(2,264,640)	(35,926,938)

Net change	(982,810)	$(13,619,400)	(1,110,995)	$(17,703,541)

Class B
Issued from the sale of shares	11,855	$150,023	133,358	$1,953,515
Issued in connection with the reinvestment of distributions	123	1,533	6,268	95,395
Redeemed	(453,643)	(5,788,722)	(1,392,098)	(20,396,796)

Net change	(441,665)	$(5,637,166)	(1,252,472)	$(18,347,886)

Class C
Issued from the sale of shares	48,909	$621,906	131,012	$1,888,111
Issued in connection with the reinvestment of distributions	42	526	1,501	22,821
Redeemed	(221,170)	(2,816,500)	(261,095)	(3,822,123)

Net change	(172,219)	$(2,194,068)	(128,582)	$(1,911,191)

Class Y
Issued from the sale of shares	19,243	$277,082	52,630	$864,679
Issued in connection with the reinvestment of distributions	60	848	7,191	115,598
Redeemed	(91,243)	(1,299,742)	(172,407)	(2,824,845)
Net change	(71,940)	$(1,021,812)	(112,586)	$(1,844,568)

Increase (decrease) from capital share transactions	(1,668,634)	$(22,472,446)	(2,604,635)	$(39,807,186)

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Small Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	2,093,983	$44,563,320	1,451,447	$31,978,338
Issued in connection with the reinvestment of distributions	5,849	118,381	—	—
Redeemed	(684,657)	(14,449,531)	(841,796)	(18,480,247)

Net change	1,415,175	$30,232,170	609,651	$13,498,091

Class B
Issued from the sale of shares	19,557	$370,732	99,421	$1,989,981
Issued in connection with the reinvestment of distributions	1,464	26,922	—	—
Redeemed	(326,126)	(6,258,833)	(554,258)	(11,098,446)

Net change	(305,105)	$(5,861,179)	(454,837)	$(9,108,465)

Class C
Issued from the sale of shares	181,734	$3,442,937	332,854	$6,647,049
Issued in connection with the reinvestment of distributions	1,186	21,844	—	—
Redeemed	(129,229)	(2,441,322)	(200,639)	(4,038,911)

Net change	53,691	$1,023,459	132,215	$2,608,138

Class Y
Issued from the sale of shares	1,593,400	$35,063,411	35,602	$788,793
Issued in connection with the reinvestment of distributions	257	5,216	—	—
Redeemed	(12,859)	(273,971)	(109)	(2,640)

Net change	1,580,798	$34,794,656	35,493	$786,153

Increase (decrease) from capital share transactions	2,744,559	$60,189,106	322,522	$7,783,917

NOTES TO FINANCIAL STATEMENTS (continued)

For the Year Ended June 30, 2008 (Unaudited)

9.  Capital Shares (continued).

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,060,746	$24,879,783	1,493,221	$37,264,200
Issued in connection with the reinvestment of distributions	280,196	6,290,401	181,096	4,715,740
Redeemed	(1,301,257)	(30,452,975)	(3,017,079)	(75,527,212)

Net change	39,685	$717,209	(1,342,762)	$(33,547,272)

Class B
Issued from the sale of shares	55,539	$1,143,152	339,734	$7,394,658
Issued in connection with the reinvestment of distributions	90,480	1,776,151	68,470	1,566,593
Redeemed	(1,425,272)	(29,268,112)	(2,418,196)	(53,258,701)

Net change	(1,279,253)	$(26,348,809)	(2,009,992)	$(44,297,450)

Class C
Issued from the sale of shares	57,551	$1,182,964	134,395	$2,984,422
Issued in connection with the reinvestment of distributions	34,815	683,756	23,359	534,930
Redeemed	(198,784)	(4,079,016)	(335,383)	(7,349,240)

Net change	(106,418)	$(2,212,296)	(177,629)	$(3,829,888)

Class Y
Issued from the sale of shares	122,192	$3,313,230	123,956	$3,273,376
Issued in connection with the reinvestment of distributions	8,510	204,921	7,783	216,982
Redeemed	(262,170)	(6,806,579)	(393,194)	(10,570,451)

Net change	(131,468)	$(3,288,428)	(261,455)	$(7,080,093)

Increase (decrease) from capital share transactions	(1,477,454)	$(31,132,324)	(3,791,838)	$(88,754,703)

DIVERSIFIED PORTFOLIOS

SEMIANNUAL REPORT

June 30, 2008

Natixis Income Diversified Portfolio

Active Dividend Equity Discipline

AEW Diversified REIT Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline

Natixis Moderate Diversified Portfolio

Active International Discipline

Dreman Mid Cap Value Discipline

Harris Associates Large Cap Value Discipline

Loomis Sayles Core Fixed Income Discipline

Loomis Sayles Large Cap Growth Discipline

Management Discussion and

Performance page 1

Portfolio of Investments page 12

Financial Statements page 26

NATIXIS INCOME DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Subadvisors:

AEW Management and Advisors, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	IIDPX
Class C	CIDPX

What You Should Know:

One segment of this fund invests in dividend-paying equity securities that can fall out of favor and underperform growth stocks during certain market conditions. One segment of the fund invests in real estate investment trusts (REITs), which are subject to default and prepayment risks, fluctuating property values and changes in interest rates. Two of the fund’s segments invest in different types of fixed-income securities that decline in value as interest rates rise. The U.S. government guarantees the timely payment of principal and interest on some of these securities, but the value of fund shares is not guaranteed and will fluctuate. Lower-rated, high-yield securities are considered riskier than higher-quality securities because there is a greater risk of default. Foreign securities are subject to currency fluctuations, differing political and economic conditions and different accounting standards.

Management Discussion

During the first half of 2008, the fixed-income markets faced a steady stream of problems, including the crisis in the credit and housing markets, a slowing economy, rising inflation and mounting unemployment. In the first quarter, investors abandoned assets with even the slightest amount of risk, seeking relative safety in the Treasury market. Early in the second quarter the fixed-income markets stabilized and risk came back into the market. However, in June renewed concerns about credit-market insolvency, along with soaring energy and food prices, triggered another flight to quality.

Natixis Income Diversified Portfolio’s four segments include Active Dividend Equity Discipline, an indexed portfolio of dividend-paying common stocks based on the Dow Jones Select Dividend Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors; AEW Diversified REIT Discipline, composed of Real Estate Investment Trusts (REITs), managed by AEW Management and Advisors, a specialist in this income-producing equity field; Loomis Sayles Inflation Protected Securities Discipline, a portfolio of Treasury Inflation-Protected Securities (TIPS), managed by Loomis Sayles; and Loomis Sayles Multi-Sector Bond Discipline, a diversified portfolio of domestic and foreign bonds.

For the six months ended June 30, 2008, the combined return of the fund’s four segments was -5.29% based on the net asset value of Class A shares, including $0.26 in dividends and $0.10 in capital gains reinvested during the period. The fund’s primary benchmark, the Lehman Aggregate Bond Index, returned 1.13% for the period, and the return on its secondary benchmark was -4.04%. The fund’s secondary benchmark is an unmanaged, blended index composed of the following weights: 40% Lehman Aggregate Bond Index; 25% Morgan Stanley Capital International U.S. REIT Index; 20% Dow Jones Select Dividend Index; and 15% Lehman U.S. TIPS Index. The average return on the fund’s Morningstar peer group, the Conservative Allocation category, was -3.92% for the period.

ACTIVE DIVIDEND EQUITY DISCIPLINE SHIFTED WITH ITS BENCHMARK

This segment fully replicates its benchmark, the Dow Jones Select Dividend Index, holding substantially all of the securities within the index in the same proportions. The benchmark is composed of equity securities that have paid a relatively high dividend yield consistently over time. It includes 100 of the highest dividend-yielding securities (other than REITs) in the Dow Jones Total Market Index – a broad-based index that represents the total market for U.S. equity securities.

As a fully replicating strategy, the segment is designed to mirror the index on a gross of fees basis. Investment management fees, trading costs, cash drag, corporate actions, the timing of index changes and shifting portfolio weightings all have an impact on how well the segment tracks the index. Normally, most security weightings are kept very close to the Index weightings.

Performance is highly sensitive to the financial sector, which accounts for nearly half the stocks in the Index. Difficulties in this sector during the past six months caused the segment and its Index to decline in value. During the six months ended June 30, 2008, 17 adjustments were made to the Index, most of which were made when companies failed to meet dividend requirements. These companies were replaced with higher-yielding entities. Two companies – Total System Services and Philip Morris International – had spin-offs that were not added to the Index so AIA eliminated them.

1

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion

STOCK SELECTION, SECTOR ALLOCATION HELPED AEW DIVERSIFIED REIT DISCIPLINE

REITs were not immune to the confluence of problems that affected the broader stock market during the six-month period, including concerns about the health of the economy, soaring commodity costs, falling home prices and credit market difficulties. The U.S. REIT market fell 3.5% over the period, with performance largely driven by an 11% decline in June.

Both stock selection and sector allocation had a modestly positive impact on relative performance during the period. Investments in the industrial, hotel and healthcare sectors were positive, but this was partially offset by negative results in the apartment, triple net lease and shopping center areas. Individual REITs that contributed the most to performance included storage REIT Public Storage; Liberty Property Trust, an industrial REIT; and Simon Property Group, a regional mall REIT. The segment benefited from being overweight relative to the benchmark in the storage sector, which did well, and underweight in the triple net lease sector, which did poorly.

AEW expects volatility within the REIT sector to persist in the near-term, as investors cope with the slowing economy and difficulties in the housing and credit markets. In this environment, the segment will make incremental adjustments as values, prices and catalysts change.

LOOMIS SAYLES INFLATION PROTECTED SECURITIES DISCIPLINE OUTPERFORMED

For the first half of 2008, real yields on five- and 10-year TIPS declined as the yield curve steepened, reflecting concerns about the weak real estate market, rising commodity prices, a contraction in consumer spending and a general decline in economic growth. Because of its longer duration and some opportunistic adjustments, the TIPS Discipline outperformed its benchmark during the period.

The main driver of the segment’s results was its focus on U.S. TIPS, which produced strong results as interest rates declined and the consumer price index (CPI) rose. Managing the fund’s duration in response to interest-rate changes was also helpful. The Discipline’s exposure to U.S. government agency securities, although much smaller than its concentration in TIPS, was disappointing. During the first quarter of 2008, agency spreads (the difference in yield between higher- and lower-quality issues) narrowed, along with spreads on most other debt securities. Spreads widened again in the second quarter, as concerns arose about the liquidity and capital requirements of government-sponsored enterprises, such as Fannie Mae and Freddie Mac.

If the U.S. economy rebounds in 2009, as Loomis Sayles’ economist forecasts, U.S. Treasury returns may be dampened, but return profiles for most other sectors could improve. However, Loomis believes a tough road lies ahead.

LOOMIS SAYLES MULTI-SECTOR BOND DISCIPLINE CAPITALIZED ON VOLATILITY

For the six months ended June 30, 2008, this Discipline faced an environment that generally favored safety over yield. During the first quarter, the deterioration of the housing market sparked a “flight to quality,” boosting Treasuries but holding back sectors with even the slightest amount of risk. The Federal Reserve Board aggressively cut interest rates early in the period in an effort to stimulate the economy and support the U.S. dollar. Loomis used this as an opportunity to invest in the corporate investment-grade and high-yield areas while they were out of favor, including select telecommunications and technology companies. As investors’ appetite for risk returned in April and May, the segment’s long duration strategy performed well, primarily among long Treasuries and investment-grade corporate bonds. Specific convertible securities did especially well.

However, in June mortgage-related problems once again had a negative impact on the credit markets. The segment’s agency holdings declined in value as concerns mounted that such government-backed enterprises as Fannie Mae and Freddie Mac would have to raise capital to compensate for declines in the value of their mortgage assets. Adding to the turmoil were rising commodity prices, which triggered concerns about the potential for accelerating inflation. Higher commodity prices were constructive for the segment’s holdings in the strong currencies of Australia, Canada and Brazil. However, they were negative for the retail, airline, automotive and home-building sectors. They also had a negative impact on the performance of the segment’s high-quality bonds denominated in the currencies of Mexico, Indonesia and South Korea.

2

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares5

Average Annual Total Returns — June 30, 20085

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A (Inception 11/17/05)
Net Asset Value[1]	-5.29%	-7.24%	2.39%
With Maximum Sales Charge[2]	-9.52	-11.41	0.61

Class C (Inception 11/17/05)
Net Asset Value[1]	-5.65	-7.96	1.62
With CDSC[3]	-6.57	-8.82	1.62

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE INCEPTION[4]
Lehman Aggregate Bond Index	1.13%	7.12%	5.18%
Blended Index	-4.04	-4.82	3.43
Morningstar Conservative Allocation Fund Avg.	-3.92	-2.51	3.50

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	37.9	40.3
Preferred Stocks	0.6	0.4
Bond and Notes	59.9	58.6
Short-Term Investments and Other	1.6	0.7

	% of Net Assets as of
LARGEST HOLDINGS	6/30/08	12/31/07
Equities
Simon Property Group, Inc.	2.1	1.9
Equity Residential	1.3	1.1
Boston Properties, Inc.	1.3	1.3
Public Storage, Inc.	1.2	1.0
Vornado Realty Trust	1.1	1.0
Fixed-Income
U.S. Treasury Bond, 3.375%, 4/15/2032	2.5	3.3
U.S. Treasury Note, 1.625%, 1/15/2015	1.4	1.0
HSBC Bank USA, 144A, Zero Coupon, 5/17/2012	1.3	0.9
Federal National Mortgage Association, 4.625%, 10/15/2013	1.2	—
Comcast Corp., 5.650%, 6/15/2035	1.2	1.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Treasuries	15.3	16.8
Banking	7.7	8.9
Wirelines	4.6	3.2
REITs — Regional Malls	3.7	3.3
REITs — Apartments	3.4	3.0

  Portfolio holdings and asset allocations will vary.

FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.10%	1.10%
C	1.85	1.85

NOTES TO CHARTS

See page 7 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 4.50%.
[3]	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	The since-inception comparative performance figures shown for Class A and C shares were calculated from 12/1/05.
[5]	Fund performance has been increased by expense reductions and reimbursements, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

3

NATIXIS MODERATE DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation, with income as a secondary objective

Strategy:

Combines equity and fixed-income investments through a diversified portfolio of complementary investment disciplines from specialized money managers. Equity disciplines feature U.S. growth and value as well as international investments. The fixed-income discipline focuses on U.S. investment-grade, fixed-income securities

Inception Date:

July 15, 2004

Subadvisors:

Dreman Value Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	AMDPX
Class C	CMDPX

What You Should Know:

Growth stocks focus on future expectations of a security. The fund may be exposed to greater volatility if the expectations are not met. Value stocks can fall out of favor and underperform growth stocks during certain market conditions. Foreign investments involve unique risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Lower-rated securities are considered riskier than investment-grade securities because there is a greater risk of default.

Management Discussion

The financial markets were turbulent during the first half of 2008, as investors grappled with slowing economic growth in the United States, rising inflation worldwide and turmoil in the financial system. In this environment, most stock indexes posted negative results for the period, while fixed-income indexes produced modest gains.

Natixis Moderate Diversified Portfolio combines five investment strategies, each focusing on a different asset class and managed by one of four firms. This multi-advisor approach provides shareholders with exposure to fixed-income, U.S. equity and international securities. Active International Discipline invests in stocks believed to be a representative sampling of the S&P ADR Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors, L.P. Dreman Mid Cap Value Discipline features mid-size companies that it believes are undervalued, but which appear to have good prospects for capital appreciation. Harris Associates Large Cap Value Discipline focuses on large- and mid-cap companies that it believes are trading at substantial discounts to their “true business value.” Loomis Sayles manages two segments. Loomis Sayles Core Fixed Income Discipline invests primarily in U.S. investment-grade, fixed-income securities, including government, corporate, mortgage- and asset-backed securities. Loomis Sayles Large Cap Growth Discipline emphasizes common stocks, convertible and other equity securities of larger companies.

For the six months ended June 30, 2008, Class A shares of Natixis Moderate Diversified Portfolio returned -8.86% at net asset value, with $0.10 in dividends and $0.17 in capital gains reinvested during the period. The portfolio held up better than its equity benchmark, the S&P 500 Index, which returned -11.91%, but did not do as well as its fixed-income benchmark, the Lehman Aggregate Bond Index, which was up 1.13%. The portfolio also underperformed the -7.02% average return on the funds in Morningstar’s Moderate Allocation category.

THE ACTIVE INTERNATIONAL DISCIPLINE INVESTS IN LARGE, GLOBAL COMPANIES

AIA assumed responsibility for this Discipline at the beginning of August 2007. It uses a sampling approach based on the S&P ADR Index, a U.S.-dollar-denominated version of the broad-based S&P Global 1200, which represents 70% of the world’s total market capitalization. The S&P ADR Index includes stocks of foreign companies that offer ADRs (American Depositary Receipts) – certificates that provide U.S. investors with a convenient way to invest in non-U.S. securities. This Discipline emphasizes the largest stocks in all representative sectors of the S&P ADR Index in roughly the same sector weights. As a result, the segment remains relatively compact, in terms of the number of stocks held, while representing the majority of market capitalization of the benchmark index.

During the first half of 2008, the S&P ADR Index declined, hindered by the slowdown in global markets. Financial stocks constitute the largest portion of the Index (almost 24%), followed by energy (about 21%). Financial stocks were among the weakest during the period, while energy stocks generally rose. Great Britain is the largest country in the Index, making up about 27%, followed by Canada with about 16%.

DREMAN MID CAP VALUE DISCIPLINE EMPHASIZED OUT-OF-FAVOR COMPANIES

Stocks in the consumer staples, energy, materials and telecommunication services sectors helped performance. However, the consumer discretionary, financial, and healthcare sectors detracted from results.

Among the worst performing stocks for the period were CIT Group, Men’s Wearhouse and HCC Insurance. CIT Group, a commercial finance company, was hurt by the growing number of non-performing assets in the company’s portfolio. To shore up its balance sheet, CIT raised capital by selling more shares, which diluted their value. Shares of specialty retailer Men’s Wearhouse declined on weak same-store sales comparisons. HCC Insurance, a property/casualty insurer, declined after missing analysts’ earnings estimates. All three stocks remain in the segment because Dreman believes they are undervalued in light of their positive outlook for these companies.

4

NATIXIS MODERATE DIVERSIFIED PORTFOLIO

Management Discussion

The segment’s top performers included Yamana Gold, a gold mining company that flourished as the price of gold rose on inflation concerns. Chesapeake Energy was also among the top three performers. An oil and natural gas exploration and production company, Chesapeake benefited from record-high oil prices. Dreman sold the stock on strength. Defense manufacturer DRS Technologies was another top performer for the period. DRS was acquired by an Italian company at a substantial premium.

Dreman believes investors may be overreacting to current economic news stories, and that this may create opportunities for value-oriented equity investors.

HARRIS ASSOCIATES LOOKED FOR BARGAINS AMONG LARGE-CAP COMPANIES

Careful stock selection and this segment’s lack of exposure to the underperforming telecommunications sector helped performance, although this edge was offset by the segment’s lack of exposure to energy stocks, which performed well. Harris Associates believes energy stocks are overpriced and that there are better investment opportunities elsewhere. Motorola and Sun Microsystems were the two worst performers and both stocks were sold. Intel also fell short of expectations, as the market reacted negatively to the company’s fourth-quarter earnings announcement. However, Harris Associates believes investors may have overreacted to Intel’s announcement and the stock remains in the segment. Largely because of the credit crisis, Merrill Lynch had a negative impact on return, but Harris Associates has confidence in the firm’s management team and it too remains in the portfolio.

The best-performing stocks for the period were Union Pacific, Schering-Plough and Pulte Homes. Union Pacific continues to report solid earnings, and Harris Associates believes a strong pricing environment, combined with an aggressive pursuit of operational improvements, should allow the company to expand margins. Research-based pharmaceutical company Schering-Plough beat analysts’ earnings forecasts on almost all of its key products, and the firm’s gross margin was better than expected. Pulte Homes rebounded strongly early in the year, but the position was sold on strength as conditions in the housing market weakened.

LOOMIS SAYLES CORE FIXED-INCOME DISCIPLINE GRAPPLED WITH THE CREDIT CRISIS

Both sector allocation and individual security selection held back performance. Relative to its benchmark, this Discipline was underweight in government securities, which did especially well as insecure investors sought quality and liquidity. This underweight was the largest detractor from performance. Loomis chose to pursue attractive yields available from some higher-risk issues, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and investment-grade corporate bonds. Bonds in the home equity ABS industry endured price declines as mortgage delinquencies mounted and market liquidity dried up. Other finance-related areas, such as brokers and finance companies, also did poorly on mortgage-related concerns.

The segment’s holdings in credit-card ABS were positive, and the position was increased as yields rose. U.S. Treasuries were the best performers, especially the position in a long-term STRIP, which was purchased in anticipation of a decline in interest rates. (A STRIP is a Treasury security that has its coupon and principal repayments separated into what effectively becomes a zero-coupon Treasury bond.) By the end of the period, this Discipline had added exposure to investment-grade corporate bonds, and ABS securities in the credit card and automotive areas. It had also reduced its holdings in mortgage-backed securities to take advantage of opportunities in other areas where yield spreads have widened because of a lack of liquidity.

LOOMIS LARGE CAP GROWTH DISCIPLINE FAVORED INDUSTRY LEADERS

Because of the volatility in the equity markets, this Discipline focused on stocks that Loomis believed could inspire confidence. The segment’s exposure to the financials sector was trimmed during the period as performance was held back by investments in various exchanges that dropped in value early in the year. These included CME Group (Chicago Mercantile Exchange), the world’s largest futures exchange; Intercontinental Exchange, which operates internet-based marketplaces that trade futures and over-the-counter energy and commodity contracts; and NYMEX Holdings, parent company of the New York Mercantile Exchange, the world’s largest physical commodities futures and options exchange. All three stocks were sold.

Poor stock selection in the technology sector detracted from results, as Apple, Microsoft and MEMC Electronic Materials all fell short of expectations. Microsoft and MEMC were sold. In the consumer discretionary sector, Google and Amazon.com also proved disappointing. However, energy companies that benefited from rising crude oil prices were strongly positive. Top performers included Southwestern Energy, an integrated energy company; XTO Energy, an oil and gas producer; Transocean, an offshore drilling company; and Flowserve Corporation, a manufacturer of products used in the energy industry. Investments in the automotive and transportation area were also positive; railroad company CSX’s stock rose on earnings guidance that surpassed analysts’ expectations. The company also announced that it would increase its dividend and its share buy-back program.

5

NATIXIS MODERATE DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

Average Annual Total Returns — June 30, 20085

	6 MONTHS	1 YEAR	SINCE INCEPTION
CLASS A (Inception 7/15/04)
Net Asset Value[1]	-8.86%	-7.01%	4.48%
With Maximum Sales Charge[2]	-14.12	-12.33	2.93

CLASS C (Inception 7/15/04)
Net Asset Value[1]	-9.24	-7.65	3.71
With CDSC[3]	-10.13	-8.47	3.71

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE INCEPTION[4]
S&P 500 Index	-11.91%	-13.12%	5.89%
Lehman Aggregate Bond Index	1.13	7.12	4.60
Morningstar Moderate Allocation Fund Avg.	-7.02	-6.54	5.87

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	62.8	63.0
Bonds and Notes	36.1	30.4
Short-Term Investments and Other	1.1	6.6

	% of Net Assets as of
LARGEST HOLDINGS	6/30/08	12/31/07
Equities
Intel Corp.	1.3	2.1
Dell, Inc.	1.1	0.8
McDonald’s Corp.	1.1	1.4
Hewlett-Packard Co.	1.0	1.4
Apple, Inc.	1.0	1.3
Fixed-Income
FNMA, 5.000%, 7/01/2035	1.5	1.2
FNMA, 4.000%, 2/01/2020	1.4	1.1
FNMA, 5.000%, 8/01/2035	1.3	1.4
FHLMC, 4.500%, 6/01/2035	1.3	1.3
FNMA, 5.500%, 12/01/2035	1.2	1.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Mortgage Related	17.0	18.5
Oil, Gas & Consumable Fuels	5.5	3.0
Capital Markets	5.5	4.6
Computers & Peripherals	4.4	4.4
Commercial MBS	3.4	3.0

Portfolio holdings and asset allocations will vary.

FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.34%	1.34%
C	2.08	2.08

NOTES TO CHARTS

See page 7 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	The since-inception comparative performance figures shown for Class A and C shares were calculated from 8/1/04.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Blended Index is an unmanaged, blended index comprised of the following weights: 40% Lehman Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index, and 15% Lehman U.S. TIPS Index. The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above.

Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

Morningstar Moderate Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

S&P 500 Index is an unmanaged index of U.S. common stocks.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 1-800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

7

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exceptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2008 through June 30, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS INCOME DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/08	ENDING ACCOUNT VALUE 6/30/08	EXPENSES PAID DURING PERIOD* 1/1/08 – 6/30/08
CLASS A
Actual	$1,000.00	$947.40	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37
CLASS C
Actual	$1,000.00	$943.70	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.12

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.07% and 1.82%, for Class A and Class C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

NATIXIS MODERATE DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/08	ENDING ACCOUNT VALUE 6/30/08	EXPENSES PAID DURING PERIOD* 1/1/08 – 6/30/08
CLASS A
Actual	$1,000.00	$911.40	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.62
CLASS C
Actual	$1,000.00	$907.60	$9.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.37

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.32%, and 2.07% for Class A and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

8

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Portfolio’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Portfolios’ investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Portfolios, (iv) information about the profitability of the Agreements to the Portfolios’ advisers and sub-advisers (collectively, the “Advisers”), and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and financial condition, (ii) each Portfolio’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Portfolios’ shares and the related costs, (iv) the procedures employed to determine the value of the Portfolios’ assets, (v) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Portfolios’ investment performance and the fees charged to the Portfolios for advisory and other services. This information generally includes, among other things, an internal performance rating for each Portfolio (and segment, in the case of Portfolios managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing performance and fee differentials against each Portfolio’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Portfolio against its peer group. The portfolio management team for each Portfolio makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Portfolios identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2008. The Agreements were continued for a one-year period for all Portfolios. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Portfolios under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Portfolios and the resources dedicated to the Portfolios by the Advisers and their affiliates, including recent or planned investments by certain of the Advisers in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Advisers to the Portfolios, but also the monitoring and oversight services provided by Natixis Advisors with respect to sub-advised Portfolios and the Portfolios for which Natixis Advisors provides advisory oversight services. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Portfolios.

9

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

For each Portfolio, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Portfolios and the Advisers. As noted above, the Trustees received information about the performance of the Portfolios over various time periods, including information which compared the performance of the Portfolios to the performance of peer groups of funds and the Portfolios’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Portfolios using a variety of performance metrics, including metrics which also measured the performance of the Portfolios on a risk adjusted basis.

With respect to each Portfolio, the Board concluded that the Portfolio’s performance and other relevant factors supported the renewal of the Agreement(s) relating to that Portfolio. In the case of each Portfolio that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Portfolios’ Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Portfolio’s Advisers that were reasonable and consistent with the Portfolio’s investment objective and policies; (2) that the Natixis Income Diversified Portfolio’s relative ranking in its category was largely a function of being compared with funds that have exposure to different types of investments than the Portfolio; and (3) that reductions in the Portfolio’s expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Portfolio’s performance results.

The Trustees also noted that the Natixis Income Diversified Portfolio was recently formed and therefore performance comparisons were unavailable or related to a time period that was too short for a comparison to be meaningful.

The Trustees also considered each Adviser’s performance and reputation generally, the Portfolios’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Portfolios and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Portfolios. The Trustees considered the fees charged to the Portfolios for advisory and sub-advisory services as well as the total expense levels of the Portfolios. This information included comparisons (provided both by management and also by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Portfolio’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Portfolio. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that the Portfolios currently have expense caps in place, and they considered the amounts waived or reimbursed by the Advisers under these caps.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Portfolios. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Portfolios, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Portfolio growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Portfolios, the expense levels of the Portfolios, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Portfolios.

10

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Portfolios were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Portfolios supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Portfolios through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Portfolios had breakpoints in their advisory fees were subject to expense caps. The Trustees also considered management’s representation that for certain Portfolios, the Portfolios’ Advisers did not benefit from economies of scale in providing services to the Portfolios (because of the investment style of the Portfolio, the small size of the Portfolio or for other reasons) or were capacity constrained with respect to the relevant investment strategy. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Portfolios, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Portfolios supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Portfolio has operated in accordance with its investment objective and the Portfolio’s record of compliance with its investment restrictions, and the compliance programs of the Portfolios and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Portfolios.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Portfolios, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Portfolios’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory and sub-advisory agreements should be continued through June 30, 2009.

11

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 37.9% of Net Assets
	Auto Components — 0.1%
5,179	Superior Industries International, Inc.(b)	$87,422

	Automotive — 0.1%
5,450	General Motors Corp.(b)	62,675

	Banking — 4.4%
6,677	Associated Bancorp(b)	128,799
5,164	Bank of Hawaii Corp.(b)	246,839
8,219	BB&T Corp.(b)	187,147
7,958	Colonial BancGroup, Inc.(b)	35,174
8,898	Comerica, Inc.(b)	228,056
9,327	F N B Corp.(b)	109,872
9,112	Fifth Third Bancorp(b)	92,760
5,877	First Bancorp(b)	37,260
13,263	First Horizon National Corp.(b)	98,544
6,530	First Midwest Bancorp, Inc.(b)	121,785
8,424	FirstMerit Corp.(b)	137,395
6,355	Frontier Financial Corp.(b)	54,145
7,609	Fulton Financial Corp.(b)	76,470
11,202	Huntington Bancshares, Inc.(b)	64,636
9,533	KeyCorp(b)	104,672
6,670	Marshall & Ilsley Corp.(b)	102,251
6,438	Pacific Capital Bancorp(b)	88,716
6,244	PacWest Bancorp	92,911
5,521	PNC Financial Services Group, Inc.	315,249
9,346	Popular, Inc.(b)	61,590
8,268	Provident Bankshares Corp.(b)	52,750
9,097	Regions Financial Corp.(b)	99,248
6,449	Suntrust Banks, Inc.(b)	233,583
5,259	Synovus Financial Corp.(b)	45,911
7,843	TCF Financial Corp.(b)	94,351
5,387	Trustmark Corp.(b)	95,081
7,262	U.S. Bancorp(b)	202,537
7,473	Umpqua Holdings Corp.(b)	90,648
6,040	UnionBanCal Corp.(b)	244,137
5,783	United Bankshares, Inc.(b)	132,720
6,842	Valley National Bancorp(b)	107,898
9,257	Wachovia Corp.(b)	143,761
6,207	Webster Financial Corp.(b)	115,450
5,825	Wells Fargo & Co.(b)	138,344
5,667	Wilmington Trust Corp.(b)	149,835

		4,330,525

	Building Products — 0.1%
6,143	Masco Corp.(b)	96,629

	Chemicals — 1.0%
5,696	Dow Chemical Co. (The)(b)	198,847
4,009	Eastman Chemical Co.(b)	276,060
4,298	PPG Industries, Inc.(b)	246,576
5,417	RPM International, Inc.(b)	111,590
3,687	Sensient Technologies Corp.(b)	103,826

		936,899

	Commercial Services & Supplies — 0.8%
4,659	Avery Dennison Corp.	204,670
4,747	Deluxe Corp.	84,592
5,255	Pitney Bowes, Inc.(b)	179,196
4,060	R. R. Donnelley & Sons Co.(b)	120,541
4,088	Waste Management, Inc.(b)	154,158

		743,157

Shares	Description	Value (†)

	Containers & Packaging — 0.1%
4,545	Sonoco Products Co.	$140,668

	Distributors — 0.2%
4,339	Genuine Parts Co.(b)	172,172

	Diversified Financial Services — 0.6%
8,789	Bank of America Corp.	209,793
10,204	Citigroup, Inc.	171,019
4,883	JPMorgan Chase & Co.	167,536

		548,348

	Diversified Telecommunication Services — 0.2%
4,932	AT&T, Inc.	166,159

	Electric Utilities — 1.2%
4,945	DPL, Inc.(b)	130,449
3,603	Entergy Corp.(b)	434,089
3,829	FirstEnergy Corp.	315,241
7,045	Pinnacle West Capital Corp.(b)	216,775
4,166	Unisource Energy Corp.(b)	129,188

		1,225,742

	Food Products — 0.3%
3,762	General Mills, Inc.(b)	228,617
3,702	Sara Lee Corp.	45,349

		273,966

	Gas Utilities — 0.7%
6,511	AGL Resources, Inc.	225,150
6,079	Nicor, Inc.(b)	258,905
4,583	Oneok, Inc.	223,788

		707,843

	Hotels, Restaurants & Leisure — 0.4%
10,500	Starwood Hotels & Resorts Worldwide, Inc.	420,735

	Household Durables — 0.2%
6,446	D.R. Horton, Inc.(b)	69,939
375	KB Home(b)	6,349
7,763	Leggett & Platt, Inc.(b)	130,185

		206,473

	Household Products — 0.3%
4,441	Kimberly-Clark Corp.	265,483

	Insurance — 1.3%
6,973	Arthur J Gallagher & Co.(b)	168,049
5,202	Cincinnati Financial Corp.(b)	132,131
4,119	Lincoln National Corp.	186,673
6,476	Mercury General Corp.(b)	302,559
6,160	Old Republic International Corp.(b)	72,934
5,810	Unitrin, Inc.(b)	160,182
6,992	Zenith National Insurance Corp.(b)	245,839

		1,268,367

	Leisure Equipment & Products — 0.1%
5,551	Mattel, Inc.	95,033

	Machinery — 0.1%
5,575	Briggs & Stratton Corp.(b)	70,691

	Media — 0.3%
6,308	Gannett Co., Inc.(b)	136,694
7,645	Lee Enterprises, Inc.(b)	30,504
7,784	New York Times Co., Class A(b)	119,796

		286,994

See accompanying notes to financial statements.

12

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Multi Utilities — 1.1%
4,696	Black Hills Corp.(b)	$150,554
5,323	Centerpoint Energy, Inc.	85,434
6,632	DTE Energy Co.(b)	281,462
6,429	Energy East Corp.	158,925
6,990	NiSource, Inc.(b)	125,261
6,114	PNM Resources, Inc.	73,123
5,932	SCANA Corp.(b)	219,484

		1,094,243

	Oil, Gas & Consumable Fuels — 0.4%
3,588	Chevron Corp., ADR	355,678

	Paper & Forest Products — 0.1%
4,350	Meadwestvaco Corp.(b)	103,704

	Pharmaceuticals — 0.6%
5,789	Bristol-Myers Squibb Co.	118,848
4,561	Eli Lilly & Co.	210,536
3,705	Merck & Co., Inc.	139,642
7,071	Pfizer, Inc.	123,530

		592,556

	REITs — Apartments — 3.4%
13,000	Apartment Investment & Management Co., Class A	442,780
9,000	AvalonBay Communities, Inc.(b)	802,440
13,100	Camden Property Trust(b)	579,806
34,100	Equity Residential(b)	1,305,007
7,600	UDR, Inc.(b)	170,088

		3,300,121

	REITs — Diversified — 1.4%
12,400	BioMed Realty Trust, Inc.(b)	304,172
12,500	Vornado Realty Trust	1,100,000

		1,404,172

	REITs — Healthcare — 1.5%
9,600	HCP, Inc.(b)	305,376
5,800	Healthcare Realty Trust, Inc.	137,866
19,500	Nationwide Health Properties, Inc.(b)	614,055
21,100	Omega Healthcare Investors, Inc.	351,315

		1,408,612

	REITs — Hotels — 0.9%
22,000	Ashford Hospitality Trust(b)	101,640
2,100	Hospitality Properties Trust(b)	51,366
49,500	Host Hotels & Resorts, Inc.(b)	675,675

		828,681

	REITs — Industrial — 3.0%
11,500	AMB Property Corp.	579,370
51,000	DCT Industrial Trust, Inc.(b)	422,280
13,400	First Potomac Realty Trust(b)	204,216
22,000	Liberty Property Trust	729,300
13,200	ProLogis(b)	717,420
4,500	PS Business Parks, Inc.	232,200

		2,884,786

	REITs — Office — 3.0%
14,300	Boston Properties, Inc.(b)	1,290,146
17,000	Brandywine Realty Trust	267,920
11,500	Corporate Office Properties Trust(b)	394,795
4,000	Digital Realty Trust, Inc.(b)	163,640
12,900	Dupont Fabros Technology, Inc.(b)	240,456

Shares	Description	Value (†)

	REITs — Office — continued
28,500	HRPT Properties Trust(b)	$192,945
8,800	Kilroy Realty Corp.(b)	413,864

		2,963,766

	REITs — Regional Malls — 3.7%
13,500	General Growth Properties, Inc.(b)	472,905
11,700	Macerich Co. (The)(b)	726,921
22,500	Simon Property Group, Inc.	2,022,525
8,700	Taubman Centers, Inc.(b)	423,255

		3,645,606

	REITs — Shopping Centers — 2.8%
20,800	Developers Diversified Realty Corp.(b)	721,968
9,500	Federal Realty Investment Trust(b)	655,500
11,000	Kimco Realty Corp.(b)	379,720
15,700	Kite Realty Group Trust(b)	196,250
12,700	Regency Centers Corp.(b)	750,824

		2,704,262

	REITs — Storage — 1.5%
19,500	Extra Space Storage, Inc.(b)	299,520
14,500	Public Storage, Inc.(b)	1,171,455

		1,470,975

	REITs — Triple Net Lease — 0.3%
11,600	iStar Financial, Inc.(b)	153,236
6,000	Realty Income Corp.(b)	136,560

		289,796

	Real Estate Operating Companies — 0.5%
27,000	Brookfield Properties Corp.	480,330

	Thrifts & Mortgage Finance — 0.7%
6,542	Astoria Financial Corp.(b)	131,363
7,500	Federal Home Loan Mortgage Corp.(b)	123,000
6,894	First Niagara Financial Group, Inc.(b)	88,657
8,415	New York Community Bancorp, Inc.(b)	150,124
4,719	People’s United Financial, Inc.(b)	73,617
5,893	Washington Federal, Inc.(b)	106,663

		673,424

	Tobacco — 0.3%
5,670	Altria Group, Inc.	116,575
5,153	Universal Corp.(b)	233,019

		349,594

	Trading Companies & Distributors — 0.2%
6,000	Watsco, Inc.(b)	250,800

	Total Common Stocks (Identified Cost $50,978,368)	36,907,087

Principal Amount (‡)
Bonds and Notes — 59.9%
	ABS Car Loan — 0.1%
$100,000	ARG Funding Corp., 144A, 2.642%, 5/20/2011(c)	91,594

	ABS Credit Card — 0.1%
100,000	American Express Credit Account Master Trust, 144A, 5.650%, 1/15/2014	95,945

	Aerospace & Defense — 0.3%
115,000	Bombardier, Inc., 7.350%, 12/22/2026 (CAD)	106,945

See accompanying notes to financial statements.

13

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Aerospace & Defense — continued
$200,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	$195,000

		301,945

	Airlines — 0.9%
1,547	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 8/02/2009	1,452
1,026,321	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 7/02/2022	839,018

		840,470

	Automotive — 2.1%
115,000	Cummings Engine, Inc., 7.125%, 3/01/2028(b)	109,118
30,000	Ford Motor Co., 6.375%, 2/01/2029	15,750
15,000	Ford Motor Co., 6.500%, 8/01/2018	8,700
1,805,000	Ford Motor Co., 6.625%, 10/01/2028(b)	965,675
725,000	Ford Motor Co., 7.450%, 7/16/2031(b)	422,313
40,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	33,400
480,000	Harley-Davidson Funding Corp., 144A, 6.800%, 6/15/2018	474,256

		2,029,212

	Banking — 3.3%
275,000	Bank of America Corp., 5.750%, 12/01/2017	258,257
110,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010 (KRW)	105,946
300,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011 (KRW)	292,414
123,800,000	Barclays Financial LLC, 144A, 4.740%, 3/23/2009 (KRW)	119,510
90,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	75,777
90,000	Bear Stearns Cos., Inc. (The), 5.550%, 1/22/2017(b)	83,180
35,000	Citigroup, Inc., 5.000%, 9/15/2014	32,416
145,000	Citigroup, Inc., 5.500%, 2/15/2017	132,232
700,000	HSBC Bank PLC, 144A, Zero Coupon, 4/18/2012	198,935
437,254	HSBC Bank USA,144A, Zero Coupon, 11/28/2011	297,989
4,405,000	HSBC Bank USA, 144A, Zero Coupon, 5/17/2012	1,239,736
425,000	Wachovia Bank NA, 6.600%, 1/15/2038	370,341

		3,206,733

	Brokerage — 1.6%
65,000	Goldman Sachs Group, Inc.(The), 5.625%, 1/15/2017	60,226
3,339,258,780	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012 (IDR)	229,909

Principal Amount (‡)	Description	Value (†)

	Brokerage — continued
$160,000	Lehman Brothers Holdings, Inc., 5.750%, 1/03/2017	$141,195
175,000	Lehman Brothers Holdings, Inc., 6.000%, 5/03/2032(c)	133,795
255,000	Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037	219,503
200,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	158,841
115,000	Merrill Lynch & Co., Inc., 6.400%, 8/28/2017	106,563
485,000	Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	461,587

		1,511,619

	Building Materials — 0.7%
170,000	Masco Corp., 5.850%, 3/15/2017	154,086
85,000	Owens Corning, Inc., 6.500%, 12/01/2016	77,391
525,000	USG Corp., 6.300%, 11/15/2016	422,625

		654,102

	Chemicals — 0.3%
45,000	Borden, Inc., 7.875%, 2/15/2023	27,000
10,000	Borden, Inc., 8.375%, 4/15/2016	6,700
25,000	Borden, Inc., 9.200%, 3/15/2021	15,750
200,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	162,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	51,173

		262,623

	Construction Machinery — 0.4%
380,000	Joy Global, Inc., 6.625%, 11/15/2036	370,250

	Consumer Cyclical Services — 0.6%
245,000	Kar Holdings, Inc., 10.000%, 5/01/2015	205,800
435,000	Western Union Co., 6.200%, 11/17/2036	405,938

		611,738

	Consumer Products — 0.0%
20,000	Hasbro, Inc., Senior Debenture, 6.600%, 7/15/2028	18,677

	Electric — 0.3%
180,000	Ameren Energy Generating Co., 144A, 7.000%, 4/15/2018	180,251
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	16,525
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	99,603

		296,379

	Entertainment — 1.2%
800,000	Time Warner, Inc., 6.500%, 11/15/2036	712,159

See accompanying notes to financial statements.

14

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Entertainment — continued
$425,000	Time Warner, Inc., 6.625%, 5/15/2029	$386,740
35,000	Time Warner, Inc., 6.950%, 1/15/2028	33,583

		1,132,482

	Food — 0.2%
190,000	Kraft Foods, Inc., 6.500%, 11/01/2031	175,855
30,000	Sara Lee Corp., 6.125%, 11/01/2032	27,176

		203,031

	Government Guaranteed — 0.3%
2,625,000	Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 8.500%, 7/16/2010 (ZAR)	308,462

	Government Owned — No Guarantee — 0.3%
320,000	DP World Ltd., 144A, 6.850%, 7/02/2037	274,583

	Government Sponsored — 0.2%
200,000	Federal National Mortgage Association, 2.290%, 2/19/2009 (SGD)	147,483

	Healthcare — 2.6%
655,000	Amgen, Inc., 6.375%, 6/01/2037	625,497
265,000	HCA, Inc., 6.375%, 1/15/2015	219,950
610,000	HCA, Inc., 6.500%, 2/15/2016(b)	507,825
25,000	HCA, Inc., 7.050%, 12/01/2027	18,932
5,000	HCA, Inc., 7.500%, 12/15/2023	4,066
460,000	HCA, Inc., 7.500%, 11/06/2033	354,200
135,000	HCA, Inc., 7.580%, 9/15/2025	109,498
310,000	HCA, Inc., 7.690%, 6/15/2025	253,508
30,000	HCA, Inc., 7.750%, 7/15/2036	23,725
20,000	HCA, Inc., 8.360%, 4/15/2024	17,023
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016	338,855
110,000	UnitedHealth Group, Inc., 6.500%, 6/15/2037	100,309

		2,573,388

	Home Construction — 1.4%
175,000	Centex Corp., 5.250%, 6/15/2015	138,250
50,000	DR Horton, Inc., Senior Note, 5.250%, 2/15/2015	39,750
25,000	DR Horton, Inc., 5.625%, 9/15/2014	20,250
30,000	DR Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	23,400

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$275,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016	$170,500
25,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	16,250
100,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	65,000
20,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)	13,300
175,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	145,250
125,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	105,000
105,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	90,825
140,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	102,375
10,000	Pulte Homes, Inc., 5.200%, 2/15/2015	8,150
80,000	Pulte Homes, Inc., 6.000%, 2/15/2035	62,400
470,000	Pulte Homes, Inc., 6.375%, 5/15/2033	364,250
25,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	21,650

		1,386,600

	Independent Energy — 0.5%
410,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	361,975
50,000	Talisman Energy, Inc., 5.850%, 2/01/2037	43,080
120,000	Talisman Energy, Inc., 6.250%, 2/01/2038	110,306

		515,361

	Insurance — 0.5%
55,000	Fund American Cos., Inc., 5.875%, 5/15/2013	53,206
465,000	White Mountains RE Group, 144A, 6.375%, 3/20/2017	416,064

		469,270

	Lodging — 0.0%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027(b)	28,175

	Media Cable — 1.3%
1,370,000	Comcast Corp., 5.650%, 6/15/2035	1,164,138
65,000	Comcast Corp., 6.450%, 3/15/2037	60,495
80,000	Comcast Corp., 6.500%, 11/15/2035	76,050

		1,300,683

	Media Non-Cable — 0.8%
80,000	Intelsat Corp., 6.875%, 1/15/2028	62,000
520,000	News America, Inc., 6.200%, 12/15/2034	479,534

See accompanying notes to financial statements.

15

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — continued
$125,000	News America, Inc., 6.400%, 12/15/2035	$118,290
270,000	Tribune Co., 5.250%, 8/15/2015(b)	107,325

		767,149

	Mining — 0.4%
310,000	Newmont Mining Corp., 5.875%, 4/01/2035	265,323
185,000	Vale Overseas, Ltd., 6.875%, 11/21/2036	171,816

		437,139

	Mortgage Related — 1.2%
1,150,000	FNMA, 4.625%, 10/15/2013	1,172,301

	Municipal — 0.0%
50,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034	45,779

	Non-Captive Consumer — 2.4%
555,000	American General Finance Corp., 6.900%, 12/15/2017	483,719
20,000	Capital One Bank, 5.125%, 2/15/2014	19,444
325,000	Countrywide Financial Corp., 6.250%, 5/15/2016(b)	289,362
65,000	Ford Motor Credit Co., 5.700%, 1/15/2010	55,456
230,000	Ford Motor Credit Co., 8.000%, 12/15/2016	167,155
110,000,000	SLM Corp., (EMTN), 1.530%, 9/15/2011 (JPY)	808,540
85,000	SLM Corp., (MTN), 5.050%, 11/14/2014	72,190
87,000	SLM Corp., (MTN), 5.625%, 8/01/2033	65,507
70,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	60,526
90,000	SLM Corp., Series A, (MTN), 5.000%, 4/15/2015	76,155
25,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	19,092
10,000	SLM Corp., Series A, (MTN), 5.375%, 5/15/2014	8,785
165,000	SLM Corp., Series A, (MTN), 6.500%, 6/15/2010 (NZD)	111,975
125,000	SLM Corp., Series A, (MTN), 8.450%, 6/15/2018	119,917

		2,357,823

	Non-Captive Diversified — 2.8%
25,000	CIT Group, Inc., 4.750%, 12/15/2010	20,389
10,000	CIT Group, Inc., (GMTN), 5.000%, 2/13/2014(b)	7,181
20,000	CIT Group, Inc., (GMTN), 5.000%, 2/01/2015	13,829
10,000	CIT Group, Inc., (MTN), 5.125%, 9/30/2014(b)	7,162

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$5,000	CIT Group, Inc., 5.400%, 2/13/2012	$3,969
20,000	CIT Group, Inc., 5.400%, 1/30/2016	13,774
5,000	CIT Group, Inc., 5.650%, 2/13/2017	3,449
30,000	CIT Group, Inc., 5.800%, 10/01/2036	23,091
5,000	CIT Group, Inc., 5.850%, 9/15/2016	3,450
515,000	CIT Group, Inc., 7.625%, 11/30/2012(b)	428,057
900,000	General Electric Capital Corp., Series G, (MTN), 2.960%, 5/18/2012	633,558
800,000	General Electric Capital Corp., Series G, (MTN), 3.485%, 3/08/2012	573,825
405,000	GMAC LLC, 6.000%, 12/15/2011	278,698
190,000	GMAC LLC, 6.625%, 5/15/2012	130,343
225,000	GMAC LLC, (MTN), 6.750%, 12/01/2014	148,600
105,000	GMAC LLC, 8.000%, 11/01/2031(b)	68,311
15,000	iStar Financial, Inc., 3.198%, 10/01/2012(c)	11,700
85,000	iStar Financial, Inc., 5.150%, 3/01/2012	70,125
35,000	iStar Financial, Inc., 5.375%, 4/15/2010	31,500
105,000	iStar Financial, Inc., 5.650%, 9/15/2011	89,775
25,000	iStar Financial, Inc., 5.800%, 3/15/2011	21,250
10,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	8,550
120,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	98,400

		2,688,986

	Paper — 1.0%
115,000	Bowater, Inc., 6.500%, 6/15/2013	72,450
5,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	4,175
25,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	21,125
385,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	338,800
400,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	370,000
95,000	Georgia-Pacific Corp., 8.875%, 5/15/2031(b)	87,875
60,000	International Paper Co., 7.950%, 6/15/2018	59,666
20,000	Westvaco Corp., 8.200%, 1/15/2030	19,362
10,000	Weyerhaeuser Co., 6.875%, 12/15/2033	9,285

		982,738

See accompanying notes to financial statements.

16

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 0.7%
$255,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	$247,350
5,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	3,025
480,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	411,600

		661,975

	Pipelines — 1.1%
75,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	68,373
20,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.000%, 12/15/2013	19,168
100,000	Kinder Morgan Energy Partners, LP, 5.800%, 3/15/2035	86,761
800,000	Kinder Morgan Energy Partners, LP, (MTN), 6.950%, 1/15/2038	794,018
45,000	ONEOK Partners LP, 6.650%, 10/01/2036	42,891
60,000	Transcontinental Gas Pipe Line Corp., 6.400%, 4/15/2016	59,925

		1,071,136

	Retailers — 2.0%
400,000	Dillard’s, Inc., 6.625%, 1/15/2018(b)	292,000
205,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	129,150
186,000	Home Depot, Inc., 5.875%, 12/16/2036	151,948
715,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	597,164
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	81,984
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	190,139
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	536,500
5,000	Toys R Us, Inc., 7.875%, 4/15/2013(b)	4,088

		1,982,973

	Sovereigns — 2.1%
265,000	Canadian Government, 5.250%, 6/01/2012 (CAD)	276,999
130,000	Canadian Government, 5.750%, 6/01/2033 (CAD)	159,859
115,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015 (MXN)	1,048,962
20,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012 (MXN)	194,845
400,000	Republic of Brazil, 12.500%, 1/05/2016 (BRL)	248,244
1,145,000	Republic of South Africa, 13.000%, 8/31/2010 (ZAR)	149,415

		2,078,324

	Supermarkets — 0.6%
340,000	Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029	321,626

Principal Amount (‡)	Description	Value (†)

	Supermarkets — continued
$320,000	Albertson’s, Inc., Series C, (MTN), 6.625%, 6/01/2028	$274,445

		596,071

	Supranational — 1.7%
2,763,000,000	European Investment Bank, 144A, Zero Coupon, 4/24/2013	171,803
1,000,000	European Investment Bank, 144A, 4.600%, 1/30/2037 (CAD)	944,229
38,500,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	490,297

		1,606,329

	Technology — 2.0%
10,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	8,525
340,000	Avnet, Inc., 6.000%, 9/01/2015	329,600
110,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	83,875
15,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	13,200
920,000	Lucent Technologies, Inc., 6.450%, 3/15/2029(b)	703,800
390,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	298,350
25,000	Nortel Networks Corp., 6.875%, 9/01/2023	17,750
40,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	28,600
450,000	Xerox Corp., 6.350%, 5/15/2018	444,195

		1,927,895

	Transportation — 0.4%
55,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	45,636
445,000	CSX Corp., 6.000%, 10/01/2036(b)	385,607

		431,243

	Transportation Services — 0.1%
30,000	Erac USA Finance Co., 144A, 6.375%, 10/15/2017	26,808
40,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	33,271

		60,079

	Treasuries — 15.3%
649,285	U.S. Treasury Bond, 2.000%, 1/15/2026(b)(d)	643,756
1,563,712	U.S. Treasury Bond, 2.375%, with various maturities to 2027(b)(d)(e)	1,639,735
1,929,997	U.S. Treasury Bond, 3.375%, 4/15/2032(d)	2,428,628
645,889	U.S. Treasury Bond 1.625%, 1/15/2018(d)	656,132
590,691	U.S. Treasury Bond 2.625%, 7/15/2017(d)	652,436
1,299,166	U.S. Treasury Note, 1.625%, 1/15/2015(b)(d)	1,341,693

See accompanying notes to financial statements.

17

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$2,169,024	U.S. Treasury Note, 1.875%, with various maturities to 2015(b)(d)(e)	$2,282,048
2,526,006	U.S. Treasury Note, 2.000%, with various maturities to 2016(b)(d)(e)	2,679,018
926,290	U.S. Treasury Note, 2.375%, with various maturities to 2017(b)(d)(e)	995,354
606,205	U.S. Treasury Note, 2.500%, 7/15/2016(b)(d)	662,374
836,184	U.S. Treasury Note, 3.000%, 7/15/2012(b)(d)	918,299

		14,899,473

	Wireless — 1.5%
5,000,000	America Movil SAB de CV, 8.460%, 12/18/2036	396,439
420,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	337,050
790,000	Sprint Capital Corp., 6.875%, 11/15/2028	657,675
109,000	Sprint Nextel Corp., 6.000%, 12/01/2016	93,740

		1,484,904

	Wirelines — 4.6%
25,000	AT&T Corp., 6.500%, 3/15/2029	23,737
30,000	AT&T, Inc., 6.150%, 9/15/2034	28,031
425,000	BellSouth Corp., 6.000%, 11/15/2034(b)	389,199
475,000	Citizens Communications Co., 7.125%, 3/15/2019	425,125
340,000	Embarq Corp., 7.995%, 6/01/2036	321,634
100,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	83,625
820,000	Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	762,600
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017(b)	116,100
70,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	63,700
75,000	Motorola, Inc., 5.220%, 10/01/2097	41,723
125,000	Motorola, Inc., 6.500%, 11/15/2028(b)	97,645
135,000	Motorola, Inc., 6.625%, 11/15/2037	106,205
140,000	Nortel Networks Ltd., 10.125%, 7/15/2013	136,850
215,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	176,300
315,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	268,537
265,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	212,000
15,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	12,938
130,000	Qwest Corp., 6.875%, 9/15/2033	107,250

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$235,000	Qwest Corp., Senior Note, 6.500%, 6/01/2017	$209,738
59,000	Telecom Italia Capital, 6.000%, 9/30/2034	50,493
122,000	Telecom Italia Capital, 6.375%, 11/15/2033	108,613
550,000	Telus Corp., 4.950%, 3/15/2017	500,539
85,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	74,918
130,000	Verizon Maryland, Inc., Series B, Senior Note, 5.125%, 6/15/2033	100,387
30,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	30,475

		4,448,362

	Total Bonds and Notes (Identified Cost $61,508,888)	58,331,484

Shares
Preferred Stocks — 0.6%
	Capital Markets — 0.1%
70	Lehman Brothers Holdings, Inc., 7.250%	56,310
1,100	Lehman Brothers Holdings, Inc., 6.500%	18,799
250	Lehman Brothers Holdings, Inc., 5.670%	7,518
500	Lehman Brothers Holdings, Inc., 7.950%	10,175

		92,802

	Financial Other — 0.1%
4,125	Countrywide Capital IV, 6.750%	73,177

	Household Products — 0.0%
625	Newell Financial Trust I, Convertible, 5.250%	28,125

	Thrifts & Mortgage Finance — 0.4%
8,000	Federal Home Loan Mortgage Corp., Series Z, (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(b)	194,400
7,000	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(b)	160,650

		355,050

	Total Preferred Stocks (Identified Cost $576,755)	549,154

Shares/ Principal Amount
Short-Term Investments — 26.1%
24,820,537	State Street Navigator Securities Lending Prime Portfolio(f)	24,820,537
$580,123	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $580,143 on 7/01/2008, collateralized by $595,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $599,463 including accrued interest (Note 2g of Notes to Financial Statements)	580,123

	Total Short-Term Investments (Identified Cost $25,400,660)	25,400,660

	Total Investments — 124.5% (Identified Cost $138,464,671)(a)	121,188,385
	Other assets less liabilities—(24.5)%	(23,883,309)

	Net Assets — 100%	$97,305,076

See accompanying notes to financial statements.

18

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales and return of capital included in dividends received from the Fund’s investments in REITs. Amortization of premium on debt securities is excluded for tax purposes.):

At June 30, 2008, the net unrealized depreciation on investments based on a cost of $138,639,784 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,700,766
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,152,165)

	Net unrealized depreciation	$(17,451,399)

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Variable rate security. Rate as of June 30, 2008 is disclosed.
(d)	Treasury Inflation Protected Security (TIPS).
(e)	All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio of investments.
(f)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $5,261,616 or 5.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

ABS	Asset Backed Security
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
ZAR	South African Rand

Net Asset Summary at June 30, 2008 (unaudited)

Treasuries	15.3%
Banking	7.7
Wirelines	4.6
REITs — Regional Malls	3.7
REITs — Apartments	3.4
REITs — Industrial	3.0
REITs — Office	3.0
Non-Captive Diversified	2.8
REITs — Shopping Centers	2.8
Healthcare	2.6
Non-Captive Consumer	2.4
Automotive	2.2
Sovereigns	2.1
Retailers	2.0
Technology	2.0
Other Investments, less than 2% each	38.8
Short-Term Investments	26.1

Total Investments	124.5
Other assets less liabilities	(24.5)

Net Assets	100.0%

See accompanying notes to financial statements.

19

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 62.8% of Net Assets
	Aerospace & Defense — 0.4%
650	Alliant Techsystems, Inc.(b)(c)	$66,092
950	DRS Technologies, Inc.	74,784
1,000	L-3 Communications Holdings, Inc.(b)	90,870

		231,746

	Air Freight & Logistics — 0.6%
4,600	FedEx Corp.(b)	362,434

	Auto Components — 0.2%
2,100	Autoliv, Inc.(b)	97,902

	Automotive — 0.7%
986	DaimlerChrysler AG	60,807
4,800	Harley-Davidson, Inc.(b)	174,048
1,565	Honda Motor Co. Ltd., Sponsored ADR(b)	53,257
1,434	Nissan Motor Co. Ltd., Sponsored ADR	23,589
1,178	Toyota Motor Corp., Sponsored ADR(b)	110,732

		422,433

	Banking — 0.4%
2,750	Comerica, Inc.(b)	70,482
7,000	KeyCorp(b)	76,860
4,748	Marshall & Ilsley Corp.(b)	72,787

		220,129

	Beverages — 0.3%
900	Coca-Cola Co. (The)	46,782
1,595	Diageo PLC, Sponsored ADR(b)	117,823

		164,605

	Biotechnology — 1.0%
3,150	Celgene Corp.(c)	201,191
7,399	Gilead Sciences, Inc.(c)	391,777

		592,968

	Capital Markets — 5.5%
13,400	Bank of New York Mellon Corp.	506,922
1,835	BlackRock, Inc.(b)	324,795
12,700	Charles Schwab Corp. (The)(b)	260,858
1,741	Credit Suisse Group, Sponsored ADR	78,885
755	Deutsche Bank AG, Registered	64,439
2,100	Franklin Resources, Inc.(b)	192,465
1,400	Goldman Sachs Group, Inc. (The)	244,860
7,800	Legg Mason, Inc.(b)	339,846
17,400	Merrill Lynch & Co., Inc.(b)	551,754
6,800	Morgan Stanley(b)	245,276
4,231	T Rowe Price Group, Inc.(b)	238,925
3,387	UBS AG(b)(c)	69,975

		3,119,000

	Chemicals — 2.2%
650	CF Industries Holdings, Inc.(b)	99,320
7,400	Dow Chemical Co. (The)(b)	258,334
3,748	Monsanto Co.	473,897
1,890	Mosaic Co. (The)(c)	273,483
365	Potash Corp. of Saskatchewan, Inc.	83,428
1,350	PPG Industries, Inc.(b)	77,450

		1,265,912

	Commercial Banks — 1.4%
4,106	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	77,891
6,147	Banco Santander Central Hispano SA, ADR(b)	111,814
2,547	Barclays PLC, Sponsored ADR(b)	58,963
2,169	HSBC Holdings PLC, Sponsored ADR(b)	166,362

Shares	Description	Value (†)

	Commercial Banks — continued
10,197	Mitsubishi UFJ Financial Group, Inc., ADR	$89,734
8,376	Mizuho Financial Group, Inc., ADR(b)	77,646
1,551	Royal Bank of Canada(b)	69,283
17,856	Royal Bank of Scotland Group PLC(b)	76,602
807	Westpac Banking Corp., Sponsored ADR(b)	76,899

		805,194

	Commercial Services & Supplies — 0.3%
3,500	Allied Waste Industries, Inc.(c)	44,170
3,650	R. R. Donnelley & Sons Co.	108,368

		152,538

	Communications Equipment — 2.1%
3,700	Alcatel-Lucent, Sponsored ADR(c)	22,348
7,566	Cisco Systems, Inc.(b)(c)	175,985
9,746	Corning, Inc.	224,645
6,498	Juniper Networks, Inc.(b)(c)	144,126
3,565	Nokia Corp., Sponsored ADR	87,342
9,422	QUALCOMM, Inc.	418,054
560	Research In Motion Ltd.(b)(c)	65,464
3,294	Telefonaktiebolaget LM Ericsson, Sponsored ADR(b)	34,258

		1,172,222

	Computers & Peripherals — 4.4%
3,383	Apple, Inc.(c)	566,450
28,800	Dell, Inc.(b)(c)	630,144
10,886	EMC Corp.(b)(c)	159,915
13,500	Hewlett-Packard Co.	596,835
3,750	International Business Machine Corp.	444,487
4,650	Seagate Technology(b)	88,955

		2,486,786

	Construction & Engineering — 0.4%
1,152	Fluor Corp.	214,364

	Construction Materials — 0.1%
1,466	Cemex SAB de CV, Sponsored ADR(b)(c)	36,210

	Consumer Finance — 1.6%
7,800	American Express Co.	293,826
10,900	Capital One Financial Corp.(b)	414,309
17,400	Discover Financial Services(b)	229,158

		937,293

	Diversified Financial Services — 0.9%
6,150	CIT Group, Inc.(b)	41,881
3,380	ING Groep NV, Sponsored ADR(b)	106,639
10,400	JPMorgan Chase & Co.(b)	356,824

		505,344

	Diversified Telecommunication Services — 0.7%
1,068	BT Group PLC, Sponsored ADR(b)	42,432
3,519	Deutsche Telekom AG, Sponsored ADR	57,606
1,877	France Telecom SA, Sponsored ADR	55,615
2,031	Nippon Telegraph & Telephone Corp., Sponsored ADR	49,353
1,434	Telefonica SA, Sponsored ADR	114,118
8,700	Windstream Corp.(b)	107,358

		426,482

	Electric Utilities — 0.5%
2,050	Edison International	105,329
1,950	PPL Corp.(b)	101,926
2,000	Progress Energy, Inc.(b)	83,660

		290,915

See accompanying notes to financial statements.

20

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Electrical Equipment — 1.1%
2,191	ABB Ltd., Sponsored ADR	$62,049
2,400	Cooper Industries Ltd., Class A(b)	94,800
1,020	First Solar, Inc.(b)(c)	278,276
1,650	General Cable Corp.(b)(c)	100,403
2,250	Hubbell, Inc., Class B(b)	89,708

		625,236

	Electronic Equipment & Instruments — 0.9%
3,228	Amphenol Corp., Class A(b)	144,873
1,050	Anixter International, Inc.(b)(c)	62,465
2,850	Arrow Electronics, Inc.(b)(c)	87,552
2,570	Dolby Laboratories, Inc., Class A(c)	103,571
433	Hitachi Ltd, Sponsored ADR	31,037
1,700	Tyco Electronics Ltd.	60,894

		490,392

	Energy Equipment & Services — 1.2%
1,700	BJ Services Co.(b)	54,298
1,950	Superior Energy Services, Inc.(b)(c)	107,523
3,435	Transocean, Inc.(b)(c)	523,460

		685,281

	Food & Staples Retailing — 1.4%
3,753	Costco Wholesale Corp.(b)	263,235
2,100	CVS Caremark Corp.	83,097
3,250	SUPERVALU, Inc.(b)	100,393
5,176	Wal-Mart Stores, Inc.	290,891
1,700	Walgreen Co.(b)	55,267

		792,883

	Food Products — 0.6%
1,100	Corn Products International, Inc.(b)	54,021
2,550	Hormel Foods Corp.(b)	88,255
1,850	J.M. Smucker Co. (The)	75,184
2,050	Unilever NV	58,220
1,490	Unilever PLC, Sponsored ADR	42,331

		318,011

	Health Care Equipment & Supplies — 1.4%
850	Beckman Coulter, Inc.(b)	57,401
2,050	Cooper Cos., Inc. (The)(b)	76,157
1,001	Intuitive Surgical, Inc.(b)(c)	269,669
1,250	Kinetic Concepts, Inc.(b)(c)	49,888
6,900	Medtronic, Inc.	357,075

		810,190

	Health Care Providers & Services — 0.1%
2,000	CIGNA Corp.	70,780

	Hotels, Restaurants & Leisure — 2.7%
16,600	Carnival Corp.(b)	547,136
11,160	McDonald’s Corp.	627,415
1,700	Royal Caribbean Cruises Ltd.(b)	38,199
5,000	Starwood Hotels & Resorts Worldwide, Inc.(b)	200,350
3,145	Yum! Brands, Inc.	110,358

		1,523,458

	Household Durables — 0.7%
4,550	Fortune Brands, Inc.(b)	283,965
2,064	Matsushita Electric Industrial Co. Ltd., Sponsored ADR	44,211
1,267	Sony Corp., Sponsored ADR(b)	55,419
700	Whirlpool Corp.(b)	43,211

		426,806

Shares	Description	Value (†)

	Independent Power Producers & Energy Traders — 0.0%
764	TransAlta Corp.	$27,687

	Industrial Conglomerates — 0.2%
1,140	Koninklijke (Royal) Philips Electronics NV	38,532
807	Siemens AG, Sponsored ADR	88,875

		127,407

	Insurance — 0.8%
5,388	Allianz SE, ADR	94,021
2,378	Axa SA, Sponsored ADR(b)	69,961
1,900	Cincinnati Financial Corp.(b)	48,260
4,950	HCC Insurance Holdings, Inc.(b)	104,643
1,821	Manulife Financial Corp.	63,207
1,650	Protective Life Corp.	62,782

		442,874

	Internet & Catalog Retail — 1.1%
4,583	Amazon.com, Inc.(b)(c)	336,071
2,712	Priceline.com, Inc.(b)(c)	313,128

		649,199

	Internet Software & Services — 0.8%
923	Google, Inc., Class A(c)	485,886

	IT Services — 1.7%
2,000	Affiliated Computer Services, Inc., Class A(c)	106,980
1,789	MasterCard, Inc., Class A(b)	475,015
4,708	Visa, Inc., Class A(c)	382,808

		964,803

	Leisure Equipment & Products — 0.2%
6,750	Mattel, Inc.(b)	115,560

	Life Sciences Tools & Services — 0.4%
2,449	Illumina, Inc.(b)(c)	213,332

	Machinery — 2.1%
2,041	Bucyrus International, Inc.(b)	149,034
3,699	Cummins, Inc.	242,358
750	Eaton Corp.	63,727
2,921	Flowserve Corp.(b)	399,301
1,374	Parker Hannifin Corp.	97,994
1,846	SPX Corp.	243,174

		1,195,588

	Media — 2.3%
2,500	CBS Corp., Class B(b)	48,725
8,100	Comcast Corp., Special Class A(b)	151,956
2,665	Liberty Media Corp. - Capital, Series A(b)(c)	38,376
5,100	Omnicom Group, Inc.	228,888
494	Reed Elsevier PLC, Sponsored ADR	22,502
53	Thomson Reuters PLC, Sponsored ADR(b)	8,601
13,300	Time Warner, Inc.(b)	196,840
4,600	Viacom, Inc., Class B(c)	140,484
14,579	Walt Disney Co. (The)	454,865

		1,291,237

	Metals & Mining — 2.2%
3,184	Anglo American PLC, ADR	112,873
1,733	BHP Billiton Ltd., Sponsored ADR	147,634
1,257	BHP Billiton PLC, ADR	97,392
1,908	Companhia Vale do Rio Doce, ADR(b)	68,345
2,767	Freeport-McMoRan Copper & Gold, Inc.	324,265
423	POSCO, ADR	54,897
239	Rio Tinto PLC, Sponsored ADR	118,305

See accompanying notes to financial statements.

21

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Metals & Mining — continued
5,275	Steel Dynamics, Inc.(b)	$206,094
8,200	Yamana Gold, Inc.	135,628

		1,265,433

	Multi Utilities — 0.5%
1,950	Ameren Corp.(b)	82,349
2,700	Integrys Energy Group, Inc.(b)	137,241
293	National Grid PLC, Sponsored ADR	19,329
498	Veolia Environnement	27,813

		266,732

	Office Electronics — 0.2%
1,199	Canon, Inc., Sponsored ADR	61,401
4,400	Xerox Corp.(b)	59,664

		121,065

	Oil, Gas & Consumable Fuels — 5.5%
1,733	Apache Corp.	240,887
3,393	BP PLC, Sponsored ADR	236,051
2,550	Cameco Corp.	109,318
1,250	Cimarex Energy Co.	87,088
2,051	CONSOL Energy, Inc.(b)	230,471
1,213	EnCana Corp.	110,298
1,737	Eni SpA, Sponsored ADR(b)	128,938
2,316	EOG Resources, Inc.(b)	303,859
1,650	Newfield Exploration Co.(c)	107,663
1,250	Noble Energy, Inc.	125,700
2,331	Petroleo Brasileiro SA, ADR	135,081
2,144	Royal Dutch Shell PLC, Class A, ADR	175,186
1,820	Royal Dutch Shell PLC, Class B, ADR	145,800
8,221	Southwestern Energy Co.(b)(c)	391,402
2,649	Total SA, ADR(b)	225,880
5,647	XTO Energy, Inc.(b)	386,876

		3,140,498

	Paper & Forest Products — 0.1%
2,000	International Paper Co.(b)	46,600

	Pharmaceuticals — 2.2%
1,445	AstraZeneca PLC, Sponsored ADR(b)	61,456
4,950	Biovail Corp.	47,768
8,791	GlaxoSmithKline PLC, Sponsored ADR(b)	388,738
4,400	Mylan, Inc.(b)	53,108
2,531	Novartis AG, ADR	139,306
494	Novo Nordisk A/S, Sponsored ADR	32,604
1,906	Sanofi-Aventis, ADR	63,336
24,100	Schering-Plough Corp.(b)	474,529

		1,260,845

	REITs — Heath Care — 0.2%
2,150	Ventas, Inc.	91,525

	REITs — Hotels — 0.1%
1,700	Hospitality Properties Trust(b)	41,582

	Road & Rail — 1.3%
540	Canadian National Railway Co.	25,963
3,801	CSX Corp.(b)	238,741
6,200	Union Pacific Corp.(b)	468,100

		732,804

	Semiconductors & Semiconductor Equipment — 2.4%
9,093	Broadcom Corp., Class A(c)	248,148
35,400	Intel Corp.	760,392

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — continued
5,217	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR(b)	$56,917
9,900	Texas Instruments, Inc.(b)	278,784

		1,344,241

	Software — 1.7%
6,862	Activision, Inc.(c)	233,788
5,050	Check Point Software Technologies Ltd.(c)	119,534
16,727	Oracle Corp.(c)	351,267
3,044	Salesforce.com, Inc.(b)(c)	207,692
930	SAP AG, ADR(b)	48,462

		960,743

	Specialty Retail — 1.6%
5,100	Best Buy Co., Inc.(b)	201,960
8,000	Home Depot, Inc.	187,360
5,400	Limited Brands, Inc.(b)	90,990
4,150	Men’s Wearhouse, Inc. (The)(b)	67,604
1,850	Sherwin-Williams Co. (The)(b)	84,970
1,600	TJX Cos., Inc.(b)	50,352
7,351	Urban Outfitters, Inc.(b)(c)	229,278

		912,514

	Textiles, Apparel & Luxury Goods — 0.6%
6,116	NIKE, Inc., Class B(b)	364,575

	Thrifts & Mortgage Finance — 0.1%
5,300	Federal Home Loan Mortgage Corp.(b)	86,920

	Tobacco — 0.1%
830	British American Tobacco PLC, Sponsored ADR(b)	57,478

	Trading Companies & Distributors — 0.1%
83	Mitsui & Co. Ltd., Sponsored ADR	36,848

	Wireless Telecommunication Services — 0.5%
1,303	America Movil SAB de CV, Series L, ADR	68,733
1,399	China Mobile Ltd., Sponsored ADR(b)	93,663
4,680	Vodafone Group PLC, ADR	137,873

		300,269

	Total Common Stocks (Identified Cost $36,592,775)	35,791,759

Preferred Stocks — 0.1%
	Metals & Mining — 0.1%
2,366	Companhia Vale do Rio Doce, Sponsored ADR	70,601

	Total Preferred Stocks (Identified Cost $25,436)	70,601

Principal Amount
Bonds and Notes — 36.1%
	ABS Car Loan — 1.2%
$305,000	Americredit Automobile Receivables Trust, Series 2007-DF, Class A3A, 5.490%, 7/06/2012	309,570
75,000	Capital Auto Receivables Asset Trust, 5.420%, 12/15/2014	75,642
200,000	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 4/16/2012	189,109
80,000	Daimler Chrysler Auto Trust, 5.320%, 11/10/2014	80,492

		654,813

	ABS Credit Card — 1.4%
100,000	Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 2.511%, 7/15/2020(d)	91,423

See accompanying notes to financial statements.

22

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	ABS Credit Card — continued
$100,000	Capital One Multi-Asset Execution Trust, Series 2008-A5, Class A5, 4.850%, 2/18/2014	$100,440
230,000	Chase Issuance Trust, 2.721%, 4/15/2019(d)	183,634
150,000	Discover Card Master Trust, Series 2007-A2, Class A2, 3.116%, 6/15/2015(d)	146,870
135,000	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/2015	135,053
90,000	Discover Card Master Trust I, Series 2007-3, Class A2, 2.521%, 10/16/2014(d)	86,125
90,000	MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 2.731%, 8/16/2021(d)	81,986

		825,531

	ABS Home Equity — 0.2%
195,000	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034	134,285

	ABS Other — 0.3%
70,000	CIT Equipment Collateral, 6.590%, 12/22/2014	69,548
75,000	CNH Equipment Trust, 5.600%, 11/17/2014	75,093

		144,641

	Banking — 1.7%
100,000	Bank of America Corp., 5.750%, 12/01/2017	93,912
140,000	Bank of America NA, 5.300%, 3/15/2017(b)	128,513
30,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	28,081
140,000	Bear Stearns Cos., Inc. (The), 5.550%, 1/22/2017(b)	129,392
140,000	Citigroup, Inc., 5.300%, 10/17/2012	136,562
65,000	Citigroup, Inc., 6.125%, 11/21/2017	62,381
120,000	Credit Suisse NY, 6.000%, 2/15/2018	115,550
110,000	HSBC Holdings PLC, 6.800%, 6/01/2038(b)	103,589
185,000	Wells Fargo & Co., 5.625%, 12/11/2017	178,995

		976,975

	Brokerage — 1.8%
75,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/2018	71,997
155,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	150,375
45,000	JPMorgan Chase & Co., 5.150%, 10/01/2015	43,328
40,000	JPMorgan Chase & Co., 6.125%, 6/27/2017(b)	39,364
10,000	Lehman Brothers Holdings, Inc., 5.750%, 1/03/2017(b)	8,825
115,000	Lehman Brothers Holdings, Inc., 6.500%, 7/19/2017	106,389
110,000	Lehman Brothers Holdings, Inc., 6.875%, 5/02/2018	106,491

Principal Amount	Description	Value (†)

	Brokerage — continued
$205,000	Merrill Lynch & Co., Inc., 6.400%, 8/28/2017	$189,959
55,000	Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	52,345
240,000	Morgan Stanley, 6.000%, 4/28/2015	229,444

		998,517

	Chemicals — 0.3%
155,000	PPG Industries, Inc., 5.750%, 3/15/2013(b)	157,598

	Commercial MBS — 3.4%
105,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	97,838
200,000	GS Mortgage Securities Corp. II, 5.506%, 4/10/2038	199,776
300,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	287,200
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.875%, 4/15/2045(d)	294,685
90,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	84,361
530,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040	516,944
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.883%, 6/15/2038(d)	295,422
180,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	167,630

		1,943,856

	Construction Machinery — 0.4%
185,000	Caterpillar Financial Services Corp., 4.850%, 12/07/2012	184,452
70,000	John Deere Capital Corp., 4.500%, 4/03/2013(b)	69,126

		253,578

	Consumer Products — 0.2%
120,000	Newell Rubbermaid, Inc., 5.500%, 4/15/2013	118,057

	Electric — 0.5%
120,000	Progress Energy, Inc., 7.100%, 3/01/2011	126,268
130,000	Virginia Electric and Power Co., 5.100%, 11/30/2012(b)	130,065

		256,333

	Entertainment — 0.5%
180,000	Time Warner, Inc., 6.500%, 11/15/2036	160,236
130,000	Time Warner, Inc., 7.625%, 4/15/2031	131,982

		292,218

	Food & Beverage — 0.8%
185,000	General Mills, Inc., 5.650%, 9/10/2012	188,637

See accompanying notes to financial statements.

23

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Food & Beverage — continued
$120,000	Kellogg Co., 4.250%, 3/06/2013	$116,574
120,000	Kellogg Co., 5.125%, 12/03/2012	121,578
50,000	Kraft Foods, Inc., 6.500%, 8/11/2017	50,064

		476,853

	Health Care — 0.2%
110,000	Cardinal Health, Inc., 5.850%, 12/15/2017(b)	107,580

	Independent Energy — 0.1%
15,000	Talisman Energy, Inc., 5.850%, 2/01/2037	12,924
50,000	Talisman Energy, Inc., 6.250%, 2/01/2038	45,961

		58,885

	Media Cable — 0.4%
140,000	Comcast Corp., 5.650%, 6/15/2035	118,963
95,000	Time Warner Cable, Inc., 6.200%, 7/01/2013	96,602

		215,565

	Mortgage Related — 17.0%
290,682	FHLMC, 4.000%, 5/01/2020	273,640
810,939	FHLMC, 4.500%, 6/01/2035	752,922
560,731	FHLMC, 5.500%, with various maturities from 2019 to 2037(e)	557,813
514,623	FHLMC, 6.000%, with various maturities from 2035 to 2037(e)	520,503
713,349	FHLMC, 6.500%, with various maturities from 2033 to 2035(e)	739,270
1,207,316	FNMA, 4.000%, with various maturities from 2019 to 2020(e)	1,139,322
616,736	FNMA, 4.500%, 9/01/2035	572,336
1,704,973	FNMA, 5.000%, with various maturities from 2035 to 2036(e)	1,639,948
2,367,654	FNMA, 5.500%, with various maturities from 2017 to 2035(e)	2,382,749
247,530	FNMA, 6.045%, 2/01/2037(d)	253,243
765,246	FNMA, 6.500%, with various maturities from 2032 to 2036(e)	793,206
82,812	GNMA, 6.500%, 10/20/2034	85,577

		9,710,529

	Non-Captive Consumer — 0.8%
155,000	American Express Co., 6.150%, 8/28/2017(b)	151,395
115,000	American General Finance Corp., 5.850%, 6/01/2013	101,421
120,000	Capital One Financial Corp., 6.150%, 9/01/2016	105,785

Principal Amount	Description	Value (†)

	Non-Captive Consumer — continued
$30,000	SLM Corp., 5.450%, 4/25/2011	$27,397
15,000	SLM Corp., (MTN), 5.125%, 8/27/2012	13,052
50,000	SLM Corp., Series A, (MTN), 5.400%, 10/25/2011	45,660

		444,710

	Non-Captive Diversified — 1.0%
10,000	CIT Group, Inc., 5.650%, 2/13/2017(b)	6,898
275,000	CIT Group, Inc., 5.800%, 7/28/2011(b)	222,467
10,000	CIT Group, Inc., 5.850%, 9/15/2016	6,900
215,000	General Electric Capital Corp., (MTN), 6.000%, 6/15/2012	222,178
100,000	iStar Financial, Inc., 8.625%, 6/01/2013	91,500

		549,943

	Pipelines — 0.5%
140,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	141,258
140,000	ONEOK Partners LP, 6.150%, 10/01/2016	137,961

		279,219

	Property & Casualty Insurance — 0.2%
130,000	Willis North America, Inc., 6.200%, 3/28/2017	114,874

	Railroads — 0.4%
110,000	Burlington Northern Santa Fe Corp., 5.750%, 3/15/2018	107,515
110,000	Canadian Pacific Railway Co., 5.750%, 5/15/2013	109,366

		216,881

	REITs — 0.2%
30,000	Camden Property Trust, 5.700%, 5/15/2017	26,236
115,000	ERP Operating LP, 5.125%, 3/15/2016	103,703

		129,939

	Retailers — 0.6%
140,000	CVS Caremark Corp., 5.750%, 6/01/2017	137,697
150,000	Home Depot, Inc., 5.875%, 12/16/2036(b)	122,539
130,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	108,575

		368,811

	Technology — 0.7%
50,000	Equifax, Inc., 7.000%, 7/01/2037	46,016
120,000	Oracle Corp., 4.950%, 4/15/2013	121,160

See accompanying notes to financial statements.

24

NATIXIS MODERATE DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Technology — continued
$140,000	Pitney Bowes, Inc., 5.250%, 1/15/2037	$137,784
110,000	Xerox Corp., 5.650%, 5/15/2013	108,906

		413,866

	Treasuries — 0.7%
50,000	U.S. Treasury Bond, 3.875%, 5/15/2018	49,582
55,000	U.S. Treasury Bond, 4.750%, 2/15/2037(b)	56,796
40,000	U.S. Treasury Bond, 5.000%, 5/15/2037(b)	42,987
845,000	U.S. Treasury STRIPS, 4.375%, 2/15/2038	220,312

		369,677

	Wireless — 0.2%
135,000	Vodafone Group PLC, 6.150%, 2/27/2037(b)	123,460

	Wirelines — 0.4%
140,000	Embarq Corp., 7.995%, 6/01/2036	132,438
107,000	Telecom Italia Capital SA, 4.950%, 9/30/2014	97,932

		230,370

	Total Bonds and Notes (Identified Cost $21,076,367)	20,567,564

Shares/ Principal Amount
Short-Term Investments — 25.8%
14,632,997	State Street Navigator Securities Lending Prime Portfolio(f)	14,632,997
$101,745	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $101,748 on 7/1/2008, collateralized by $105,000 Federal Home Loan Mortgage Corp., 3.500% due 5/05/2011 valued at $105,788 including accrued interest (Note 2g of Notes to Financial Statements)	101,745

	Total Short-Term Investments (Identified Cost $14,734,742)	14,734,742

	Total Investments — 124.8% (Identified Cost $72,429,320)(a)	71,164,666
	Other assets less liabilities—(24.8)%	(14,134,695)

	Net Assets — 100%	$57,029,971

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At June 30, 2008, the net unrealized depreciation on investments based on a cost of $72,447,617 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,332,503
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,615,454)

	Net unrealized depreciation	$(1,282,951)

(b)	All or a portion of this security was on loan to brokers at June 30, 2008.
(c)	Non-income producing security.
(d)	Variable rate security. Rate as of June 30, 2008 is disclosed.
(e)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(f)	Represents investment of securities lending collateral.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

ABS	Asset Backed Security
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MBS	Mortgage Backed Security
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Net Asset Summary at June 30, 2008 (unaudited)

Mortgage Related	17.0%
Oil, Gas & Consumable Fuels	5.5
Capital Markets	5.5
Computers & Peripherals	4.4
Commercial MBS	3.4
Hotels, Restaurants & Leisure	2.7
Chemicals	2.5
Semiconductors & Semiconductor Equipment	2.4
Metals & Mining	2.3
Media	2.3
Pharmaceuticals	2.2
Banking	2.1
Machinery	2.1
Communications Equipment	2.1
Other Investments, less than 2% each	42.5
Short-Term Investments	25.8

Total Investments	124.8
Other assets less liabilities	(24.8)

Net Assets	100.0%

See accompanying notes to financial statements.

25

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

	Natixis Income Diversified Portfolio	Natixis Moderate Diversified Portfolio

ASSETS
Investments at cost	$138,464,671	$72,429,320
Net unrealized depreciation	(17,276,286)	(1,264,654)

Investments at value(a)	121,188,385	71,164,666
Foreign currency at value (identified cost $53,923, $0)	53,923	—
Receivable for Fund shares sold	29,078	33,064
Receivable for securities sold	289,414	967,767
Dividends and interest receivable	1,024,922	191,663
Tax reclaims receivable	—	11,376
Securities lending income receivable	12,479	6,848

TOTAL ASSETS	122,598,201	72,375,384

LIABILITIES
Collateral on securities loaned, at value (Note 2)	24,820,537	14,632,997
Payable for securities purchased	33,768	124,744
Payable for Fund shares redeemed	158,194	198,312
Payable to custodian bank	134,368	279,399
Management fees payable (Note 5)	61,997	34,787
Deferred Trustees’ fees (Note 5)	24,144	44,016
Administrative fees payable (Note 5)	4,439	2,632
Other accounts payable and accrued expenses	55,678	28,526

TOTAL LIABILITIES	25,293,125	15,345,413

NET ASSETS	$97,305,076	$57,029,971

NET ASSETS CONSIST OF:
Paid-in capital	$117,170,622	$59,356,439
Overdistributed net investment income (loss)	(26,483)	(38,639)
Accumulated net realized loss on investments and foreign currency transactions	(2,561,079)	(1,023,445)
Net unrealized depreciation on investments and foreign currency translations	(17,277,984)	(1,264,384)

NET ASSETS	$97,305,076	$57,029,971

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$46,439,311	$13,391,285

Shares of beneficial interest	4,950,003	1,445,334

Net asset value and redemption price per share	$9.38	$9.27

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$9.82	$9.84

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$50,865,765	$43,638,686

Shares of beneficial interest	5,434,545	4,727,013

Net asset value and offering price per share	$9.36	$9.23

(a) Including securities on loan with market values of:	$24,090,231	$14,224,599

See accompanying notes to financial statements.

26

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

	Natixis Income Diversified Portfolio	Natixis Moderate Diversified Portfolio

INVESTMENT INCOME
Dividends	$1,011,555	$403,104
Interest	2,345,736	633,213
Securities lending income (Note 2)	92,731	47,781
Less net foreign taxes withheld	(1,550)	(15,467)

	3,448,472	1,068,631

Expenses
Management fees (Note 5)	305,335	228,467
Service fees - Class A (Note 5)	63,676	20,309
Service and distribution fees - Class C (Note 5)	300,452	245,144
Trustees’ fees and expenses (Note 5)	5,569	5,122
Administrative fees (Note 5)	28,626	16,830
Custodian fees and expenses	13,889	19,959
Transfer agent fees and expenses - Class A (Note 5)	20,021	6,229
Transfer agent fees and expenses - Class C (Note 5)	23,643	18,844
Audit and tax services fees	19,506	19,614
Legal fees	3,427	1,687
Shareholder reporting expenses	16,988	10,481
Registration fees	15,337	15,466
Miscellaneous expenses	6,428	6,925

Total expenses	822,897	615,077
Less fee reduction and/or expense reimbursement (Note 5)	(5,353)	(902)

Net expenses	817,544	614,175

Net investment income	2,630,928	454,456

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(2,249,367)	(889,892)
Foreign currency transactions	1,713	28
Net change in unrealized appreciation (depreciation) on:
Investments	(6,233,457)	(6,066,367)
Foreign currency translations	(2,681)	141

Net realized and unrealized loss on investments and foreign currency transactions	(8,483,792)	(6,956,090)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,852,864)	$(6,501,634)

See accompanying notes to financial statements.

27

STATEMENTS OF CHANGES IN NET ASSETS

	Natixis Income Diversified Portfolio		Natixis Moderate Diversified Portfolio
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$2,630,928	$4,594,686	$454,456	$682,679
Net realized gain (loss) on investments and foreign currency transactions	(2,247,654)	3,022,082	(889,864)	8,389,937
Net change in unrealized depreciation on investments and foreign currency translations	(6,236,138)	(14,317,501)	(6,066,226)	(2,145,241)

Net increase (decrease) in net assets resulting from operations	(5,852,864)	(6,700,733)	(6,501,634)	6,927,375

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,321,079)	(2,462,923)	(153,793)	(378,625)
Class C	(1,316,884)	(2,698,232)	(299,552)	(600,202)
Net realized capital gain
Class A	(481,930)	(761,717)	(282,858)	(1,794,967)
Class C	(559,123)	(993,931)	(840,916)	(5,536,380)

Total distributions	(3,679,016)	(6,916,803)	(1,577,119)	(8,310,174)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(18,074,985)	52,385,464	(10,397,032)	(21,829,949)

Net increase (decrease) in net assets	(27,606,865)	38,767,928	(18,475,785)	(23,212,748)

NET ASSETS
Beginning of the period	124,911,941	86,144,013	75,505,756	98,718,504

End of the period	$97,305,076	$124,911,941	$57,029,971	$75,505,756

OVERDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(26,483)	$(19,448)	$(38,639)	$(39,750)

See accompanying notes to financial statements.

28

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
6/30/2008(l)	$10.26	$0.26		$(0.78)	$(0.52)	$(0.26)	$(0.10)	$(0.36)
12/31/2007	11.15	0.41		(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29		1.12	1.41	(0.32)	(0.01)	(0.33)
12/31/2005(g)	10.00	0.04		0.08	0.12	(0.05)	—	(0.05)
Class C
6/30/2008(l)	10.24	0.22		(0.78)	(0.56)	(0.22)	(0.10)	(0.32)
12/31/2007	11.12	0.33		(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22		1.09	1.31	(0.25)	(0.01)	(0.26)
12/31/2005(g)	10.00	0.04		0.07	0.11	(0.04)	—	(0.04)
NATIXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
6/30/2008(l)	$10.46	$0.09		$(1.01)	$(0.92)	$(0.10)	$(0.17)	$(0.27)
12/31/2007	10.82	0.15		0.78	0.93	(0.20)	(1.09)	(1.29)
12/31/2006	10.94	0.15		0.74	0.89	(0.20)	(0.81)	(1.01)
12/31/2005	10.70	0.07		0.30	0.37	(0.08)	(0.05)	(0.13)
12/31/2004(e)	10.00	0.03	(h)	0.69	0.72	(0.02)	—	(0.02)
Class C
6/30/2008(l)	10.42	0.06		(1.02)	(0.96)	(0.06)	(0.17)	(0.23)
12/31/2007	10.79	0.07		0.76	0.83	(0.11)	(1.09)	(1.20)
12/31/2006	10.90	0.07		0.75	0.82	(0.12)	(0.81)	(0.93)
12/31/2005	10.67	(0.01)		0.30	0.29	(0.01)	(0.05)	(0.06)
12/31/2004(e)	10.00	0.01	(h)	0.67	0.68	(0.01)	—	(0.01)

(a)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Portfolio’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	For the period July 15, 2004 (inception) through December 31, 2004.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

29

			Ratios to average net assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$9.38	(5.3)	$46,439	1.07		1.08		5.17		11
10.26	(2.8)	54,733	1.08	(j)	1.09	(j)	3.76		50
11.15	14.2	37,117	1.25		1.30		2.72		52
10.07	1.2	5,074	1.25		9.57		3.61		2

9.36	(5.6)	50,866	1.82		1.83		4.38		11
10.24	(3.5)	70,179	1.83	(j)	1.84	(j)	3.00		50
11.12	13.3	49,027	2.00		2.05		2.02		52
10.07	1.1	39	2.00		10.31		3.25		2

$9.27	(8.9)	$13,391	1.32		1.32		1.96		45
10.46	8.5	18,413	1.37		1.37		1.31		91
10.82	8.4	26,978	1.31	(k)	1.31		1.38		89
10.94	3.5	47,908	1.58	(i)	1.59	(i)	0.62		88
10.70	7.2	25,660	1.65		3.51		0.71	(h)	33

$9.23	(9.2)	$43,639	2.07		2.07		1.21		45
10.42	7.8	57,093	2.11		2.11		0.58		91
10.79	7.6	71,740	2.06	(k)	2.06		0.63		89
10.90	2.7	88,269	2.32	(i)	2.33	(i)	(0.13)		88
10.67	6.8	47,173	2.40		4.26		0.12	(h)	33

(g)	For the period November 17, 2005 (inception) through December 31, 2005.
(h)	Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment income (loss) per share would have been $0.02 and $(0.01) for Class A and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been 0.51% and (0.14)% for Class A and Class C shares, respectively.
(i)	Includes expense recapture of 0.22%.
(j)	Includes expense recapture of 0.01%.
(k)	Effect of voluntary waiver of expenses by advisor was less than 0.005%.
(l)	For the six months ended June 30, 2008 (Unaudited).

30

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust III (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain Diversified Portfolios of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following Portfolios (individually, a “Portfolio” and collectively, the “Portfolios”) are included in this report:

Natixis Funds Trust I:

Natixis Income Diversified Portfolio (the “Income Diversified Portfolio”)

Natixis Funds Trust III:

Natixis Moderate Diversified Portfolio (the “Moderate Diversified Portfolio”)

Each Portfolio offers Class A and Class C shares. Class A shares of the Moderate Diversified Portfolio are sold with a maximum front-end sales charge of 5.75% and Class A shares of Income Diversified Portfolio are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, pay higher ongoing 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements. The Portfolios’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Portfolios by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Portfolios may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolios’ subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Portfolios may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolios calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Portfolio is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

c.  Foreign Currency Translation.  The books and records of the Portfolios are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

31

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Portfolio may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Portfolio may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  Each Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Portfolio’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Portfolios’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Portfolio has committed to buy or sell represents the aggregate exposure to each currency a Portfolio has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years December 31, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Portfolio may be subject to foreign taxes on income and gains on investments that are accrued based upon the Portfolio’s understanding of the tax rules and regulations that exist in the countries in which the Portfolio invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities, Treasury Inflation Protected Securities (TIPs) adjustments, gains realized from passive foreign investment companies, distribution redesignations, capital gain and return of capital distributions from REITs, foreign currency gains and losses and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, TIPs adjustments, wash sales, gains realized from passive foreign investment companies, and premium amortization. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	2007 Distributions Paid From:
Portfolio	Ordinary Income	Long-Term Capital Gains	Total
Income Diversified Portfolio	$5,539,820	$1,376,983	$6,916,803
Moderate Diversified Portfolio	3,621,011	4,689,163	8,310,174

32

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

g.  Repurchase Agreements.  Each Portfolio, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Portfolio and on behalf of the counterparty. It is each Portfolio’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Portfolios have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Portfolios, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non- U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Portfolios may bear the risk of loss with respect to the investment of the collateral. The Portfolios invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Portfolios and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Portfolios with respect to such loans at June 30, 2008 were as follows:

Portfolio	Value of Securities on Loan	Value of Collateral
Income Diversified Portfolio	$24,090,231	$24,820,537
Moderate Diversified Portfolio	14,224,599	14,632,997

i.  Delayed Delivery Commitments.  Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. At June 30, 2008, there were no delayed delivery commitments.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements.  Each Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. For net asset value determination purposes, various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (which could include quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolios’ investments carried at value:

Income Diversified Portfolio

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$62,668,126
Level 2 – Other Significant Observable Inputs	58,203,060
Level 3 – Significant Unobservable Inputs	317,199

Total	$121,188,385

33

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Moderate Diversified Portfolio

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$50,597,102
Level 2 – Other Significant Observable Inputs	20,228,678
Level 3 – Significant Unobservable Inputs	338,886

Total	$71,164,666

Following is a summary of activity for investments for which significant unobservable inputs (Level 3) were used in determining value:

Income Diversified Portfolio

Assets	Investments in Securities
Balance as of December 31, 2007	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(36,360)
Net purchases (sales)	291,709
Net reclassifications to/from Level 3	61,850

Balance as of June 30, 2008	$317,199

Moderate Diversified Portfolio

Assets	Investments in Securities
Balance as of December 31, 2007	$163,700
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(29,665)
Net purchases (sales)	204,851
Net reclassifications to/from Level 3	—

Balance as of June 30, 2008	$338,886

(a)	Change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Portfolio	Purchases	Sales	Purchases	Sales
Income Diversified Portfolio	$4,446,081	$10,321,569	$7,884,567	$22,339,660
Moderate Diversified Portfolio	2,292,996	5,439,429	26,524,608	30,510,596

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Portfolio. Under the terms of the management agreements, each Portfolio pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Portfolio’s average daily net assets:

	Percentage of Average Daily Net Assets
Portfolio	First $1 billion	Over $1 billion
Income Diversified Portfolio	0.55%	0.50%
Moderate Diversified Portfolio	0.70%	0.65%

34

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Natixis Advisors has entered into subadvisory agreements for each Portfolio as listed below.

Income Diversified Portfolio	AEW Management and Advisors, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Moderate Diversified Portfolio	Dreman Value Management, LLC (“Dreman”)
Harris Associates L.P. (“Harris Associates”)
Loomis Sayles

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisors. Natixis Advisors voluntarily agreed to waive a portion of the management fee it retains for the Income Diversified Portfolio and Moderate Diversified Portfolio after payment to subadvisers.

Natixis Advisors has given binding undertakings to the Portfolios to reduce its management fees, and/or reimburse certain expenses associated with these Portfolios to limit their operating expenses. These undertakings are in effect until April 30, 2009 and will be reevaluated on an annual basis. For the six months ended June 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Portfolio	Class A	Class C
Income Diversified Portfolio	1.25%	2.00%
Moderate Diversified Portfolio	1.45%	2.20%

For the six months ended June 30, 2008, the management fees and reductions of management fees for each Portfolio were as follows:

Portfolio	Gross Management Fee	Voluntary Reductions of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Income Diversified Portfolio	$305,335	$3,945	$301,390	0.55%	0.54%
Moderate Diversified Portfolio	228,467	74	228,393	0.70%	0.70%

For the six months ended June 30, 2008, no expenses have been reimbursed for the Portfolios.

Natixis Advisors is permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. There are no amounts subject to possible reimbursement under the expense limitation agreements at June 30, 2008.

Certain officers and directors of Natixis Advisors and its affiliates are also Trustees of the Portfolios. Natixis Advisors, Harris Associates, Loomis Sayles and AEW are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Expense.  Natixis Advisors provides certain administrative services for the Portfolios and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I , Natixis Funds Trust II , Natixis Funds Trust III , Natixis Funds Trust IV , Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors (the “Administrative Services Agreement”), each Portfolio pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion, and 0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to a prorated annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Portfolios. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Portfolios to waive the administrative fees paid by the Portfolios in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Pursuant to an amendment to the Administrative Services Agreement, effective July 1, 2008, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International

35

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is revaluated on an annual basis. New funds will be subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first calendar year of operations.

For the six months ended June 30, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Portfolio	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Income Diversified Portfolio	$28,626	$1,408	$27,218
Moderate Diversified Portfolio	16,830	828	16,002

c. Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”) a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Portfolios.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Portfolio’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Portfolio’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Portfolio pays Natixis Distributors a monthly service fee at the annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Portfolio pays Natixis Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Portfolio pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2008, the Portfolios paid the following service and distribution fees:

	Service Fee		Distribution Fee Class C
Portfolio	Class A	Class C
Income Diversified Portfolio	$63,676	$75,113	$225,339
Moderate Diversified Portfolio	20,309	61,286	183,858

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Portfolios if the shares of those customers were registered directly with the Portfolios’ transfer agent. Accordingly, the Portfolios agreed to pay a portion of the intermediary fees attributable to shares of the Portfolio held by the intermediary (which generally are a percentage of the values of shares held) not exceeding what each Portfolio would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Portfolios which are included in the transfer agent fees and expenses in the Statement of Operations.

	Sub-Transfer Agent Fees
Portfolio	Class A	Class C
Income Diversified Portfolio	$14,517	$17,983
Moderate Diversified Portfolio	5,598	16,825

e.  Commissions.  The Portfolios have been informed that commissions (including CDSCs) on Portfolio shares paid to Natixis Distributors by investors in shares of the Portfolios during the six months ended June 30, 2008 were as follows:

Portfolio	Commission
Income Diversified Portfolio	$39,997
Moderate Diversified Portfolio	11,919

36

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

f.  Trustees Fees and Expenses.  The Portfolios do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

6.  Line of Credit.  Each Portfolio, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended June 30, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

7. Broker Commission Recapture. Each Portfolio has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Portfolios under such agreements and are included in realized gains in the Statements of Operations. For the six months ended June 30, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Income Diversified Portfolio	$3,286
Moderate Diversified Portfolio	3,779

37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

8.  Capital Shares.  Each Portfolio may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Income Diversified Portfolio	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	279,054	$2,808,877	4,603,328	$52,094,305
Issued in connection with the reinvestment of distributions	130,684	1,310,791	190,943	2,041,330
Redeemed	(792,941)	(7,976,066)	(2,789,673)	(30,406,349)

Net change	(383,203)	$(3,856,398)	2,004,598	$23,729,286

Class C
Issued from the sale of shares	208,547	$2,089,367	4,546,429	$51,123,677
Issued in connection with the reinvestment of distributions	65,003	651,513	105,904	1,126,884
Redeemed	(1,693,528)	(16,959,467)	(2,204,761)	(23,594,383)

Net change	(1,419,978)	$(14,218,587)	2,447,572	$28,656,178

Increase (decrease) from capital share transactions	(1,803,181)	$(18,074,985)	4,452,170	$52,385,464

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Moderate Diversified Portfolio	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	75,713	$728,823	336,042	$3,713,224
Issued in connection with the reinvestment of distributions	14,388	136,335	69,098	732,380
Redeemed	(405,849)	(3,939,668)	(1,136,807)	(12,842,929)

Net change	(315,748)	$(3,074,510)	(731,667)	$(8,397,325)

Class C
Issued from the sale of shares	148,568	$1,417,761	764,944	$8,256,172
Issued in connection with the reinvestment of distributions	14,022	132,440	66,612	700,175
Redeemed	(916,306)	(8,872,723)	(2,002,439)	(22,388,971)

Net change	(753,716)	$(7,322,522)	(1,170,883)	$(13,432,624)

Increase (decrease) from capital share transactions	(1,069,464)	$(10,397,032)	(1,902,550)	$(21,829,949)

38

SEMIANNUAL REPORT

June 30, 2008

Westpeak 130/30 Growth Fund

Management Discussion and Performance page 1

Portfolio of Investments page 7

Financial Statements page 10

WESTPEAK 130/30 GROWTH FUND

Investment Results through June 30, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — June 30, 20086

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 8/3/92)
Net Asset Value[1]	-9.90%	-16.44%	3.15%	-1.86%
With Maximum Sales Charge[2]	-15.06	-21.23	1.93	-2.44

Class B (Inception 9/13/93)
Net Asset Value[1]	-10.24	-17.03	2.38	-2.60
With CDSC[3]	-14.73	-21.18	2.01	-2.60

Class C (Inception 12/30/94)
Net Asset Value[1]	-10.17	-16.97	2.41	-2.61
With CDSC[3]	-11.07	-17.80	2.41	-2.61

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Growth[4]	-9.06%	-5.96%	7.32%	0.96%
Morningstar Large Growth Fund Avg.[5]	-10.38	-6.02	7.81	2.61

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/08	12/31/07
Common Stocks	128.8	127.1
Common Stocks Sold Short	-28.8	-27.5
Short-Term Investments and Other	0.0	0.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/08	12/31/07
Long Positions
Hewlett-Packard Co.	4.4	4.7
Exxon Mobil Corp.	3.8	—
Boeing Co. (The)	3.7	3.5
National-Oilwell Varco, Inc.	3.6	3.4
Monsanto Co.	3.6	1.1
Short Positions
Omnicare, Inc.	-2.1	-1.6
Quest Diagnostics, Inc.	-2.0	-1.9
Frontier Oil Corp.	-1.9	—
Trinity Industries, Inc.	-1.9	-1.6
Graco, Inc.	-1.8	-1.4

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/08	12/31/07
Health Care Providers & Services*	15.3	17.0
Computers & Peripherals	11.2	9.9
Aerospace & Defense*	8.5	10.4
Oil, Gas & Consumable Fuels*	6.9	-4.4
Energy Equipment & Services*	6.4	7.5

* Net of securities sold short.

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	2.05%	1.95%
B	2.79	2.70
C	2.79	2.70

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
[5]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements.

1

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

2

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees, and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2008 through June 30, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

WESTPEAK 130/30 GROWTH FUND	BEGINNING ACCOUNT VALUE 1/1/2008	ENDING ACCOUNT VALUE 6/30/2008	EXPENSES PAID DURING PERIOD* 1/1/2008 – 6/30/2008
Class A
Actual	$1,000.00	$901.00	$10.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$10.72
Class B
Actual	$1,000.00	$897.60	$13.59
Hypothetical (5% return before expenses)	$1,000.00	$1,010.54	$14.40
Class C
Actual	$1,000.00	$898.30	$13.64
Hypothetical (5% return before expenses)	$1,000.00	$1,010.49	$14.45

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 2.14%, 2.88%, and 2.89% for Class A, B, and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

3

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Fund’s investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory and sub-advisory fees, if any, and other expenses, including information comparing the Fund’s expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreements to the Fund’s advisers and sub-advisers (collectively, the “Advisers”), and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2008. The Agreements were continued for a one-year period for the Fund although, as noted below, it was expected that the Fund would liquidate prior to the end of the period. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Fund and the resources dedicated to the Fund by the Advisers and their affiliates, including recent or planned investments by certain of the Advisers in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of investment performance. They considered the need for the Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees also noted that the Fund was scheduled to liquidate in the near future and that the Adviser would continue to provide services until the liquidation.

4

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Fund and the Advisers. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Trustees also considered each Adviser’s performance and reputation generally, the performance as a fund family generally (as noted by certain financial publications), the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance and the scheduled liquidation of the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Fund and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and sub-advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates The Trustees noted that the Fund had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees also noted that for the Fund, the relatively higher expense ratios resulted to a significant extent from relatively higher expenses relating to items other than advisory fees.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Advisers had implemented breakpoints and/or expense caps.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Fund, as discussed above.

5

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•

that it would be difficult to find suitable investment managers to replace the Advisers for the brief period from the expiration of the current agreements to the liquidation, and the interests of the Fund and its shareholders were most effectively served by having continuity of management until that time.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory and sub-advisory agreements should be continued through June 30, 2009.

6

WESTPEAK 130/30 GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 128.8% of Net Assets
	Aerospace & Defense — 9.6%
21,095	Boeing Co. (The)(b)	$1,386,363
23,100	Honeywell International, Inc.(b)	1,161,468
14,700	Northrop Grumman Corp.(b)	983,430
1,800	United Technologies Corp.	111,060

		3,642,321

	Airlines — 0.2%
13,700	UAL Corp.	71,514

	Auto Components — 2.0%
16,000	Autoliv, Inc.(b)	745,920

	Biotechnology — 1.3%
7,100	Genzyme Corp.(c)	511,342

	Capital Markets — 0.4%
5,700	Janus Capital Group, Inc.	150,879

	Chemicals — 3.6%
10,700	Monsanto Co.(b)	1,352,908

	Communications Equipment — 2.2%
6,580	Cisco Systems, Inc.(b)(c)	153,051
30,300	Juniper Networks, Inc.(b)(c)	672,054

		825,105

	Computers & Peripherals — 11.2%
5,200	Apple, Inc.(b)(c)	870,688
73,500	EMC Corp.(b)(c)	1,079,715
37,900	Hewlett-Packard Co.(b)	1,675,559
29,100	NetApp, Inc.(b)(c)	630,306

		4,256,268

	Construction & Engineering — 3.5%
3,400	Fluor Corp.	632,672
11,300	Shaw Group, Inc.(b)(c)	698,227

		1,330,899

	Electronic Equipment & Instruments — 2.3%
13,500	Agilent Technologies, Inc.(c)	479,790
14,100	Avnet, Inc.(c)	384,648

		864,438

	Energy Equipment & Services — 6.7%
30,700	Dresser-Rand Group, Inc.(b)(c)	1,200,370
15,300	National-Oilwell Varco, Inc.(b)(c)	1,357,416

		2,557,786

	Food & Staples Retailing — 1.9%
24,400	Kroger Co.	704,428

	Health Care Providers & Services — 19.4%
22,600	Aetna, Inc.(b)	915,978
28,400	AmerisourceBergen Corp.(b)	1,135,716
21,100	Cardinal Health, Inc.(b)	1,088,338
22,600	CIGNA Corp.(b)	799,814
10,400	Express Scripts, Inc.(b)(c)	652,288
6,800	McKesson Corp.	380,188
26,900	Medco Health Solutions, Inc.(b)(c)	1,269,680
11,100	Patterson Cos., Inc.(c)	326,229
16,900	WellPoint, Inc.(b)(c)	805,454

		7,373,685

	Hotels, Restaurants & Leisure — 4.8%
20,000	Panera Bread Co., Class A(b)(c)	925,200
22,700	Starwood Hotels & Resorts Worldwide, Inc.(b)	909,589

		1,834,789

Shares	Description	Value (†)

	Internet & Catalog Retail — 2.0%
10,600	Amazon.com, Inc.(b)(c)	$777,298

	Internet Software & Services — 2.4%
5,900	eBay, Inc.(c)	161,247
1,400	Google, Inc., Class A(b)(c)	736,988

		898,235

	IT Services — 1.0%
6,700	Hewitt Associates, Inc., Class A(c)	256,811
5,000	NeuStar, Inc., Class A(c)	107,800

		364,611

	Leisure Equipment & Products — 1.7%
18,400	Hasbro, Inc.	657,248

	Life Sciences Tools & Services — 4.3%
25,700	Invitrogen Corp.(b)(c)	1,008,982
7,200	PerkinElmer, Inc.	200,520
7,400	Thermo Fisher Scientific, Inc.(c)	412,402

		1,621,904

	Machinery — 9.2%
18,100	AGCO Corp.(b)(c)	948,621
17,700	Caterpillar, Inc.(b)	1,306,614
9,600	Cummins, Inc.	628,992
12,600	Dover Corp.	609,462

		3,493,689

	Media — 3.2%
47,000	DIRECTV Group, Inc. (The)(b)(c)	1,217,770

	Metals & Mining — 2.3%
9,500	AK Steel Holding Corp.	655,500
1,800	Freeport-McMoRan Copper & Gold, Inc.(b)	210,942

		866,442

	Multiline Retail — 4.4%
19,400	Big Lots, Inc.(b)(c)	606,056
33,100	Dollar Tree, Inc.(b)(c)	1,082,039

		1,688,095

	Oil, Gas & Consumable Fuels — 8.8%
16,400	Exxon Mobil Corp.(b)	1,445,332
13,600	Massey Energy Co.(b)	1,275,000
15,100	Williams Cos., Inc.	608,681

		3,329,013

	Personal Products — 2.2%
21,300	Herbalife Ltd.(b)	825,375

	Pharmaceuticals — 0.6%
10,000	Endo Pharmaceuticals Holdings, Inc.(c)	241,900

	Road & Rail — 0.4%
2,200	Union Pacific Corp.	166,100

	Semiconductors & Semiconductor Equipment — 7.8%
36,500	Analog Devices, Inc.(b)	1,159,605
64,200	Applied Materials, Inc.(b)	1,225,578
37,900	Integrated Device Technology, Inc.(c)	376,726
6,500	Texas Instruments, Inc.	183,040

		2,944,949

	Software — 4.2%
16,000	BMC Software, Inc.(c)	576,000
44,500	Compuware Corp.(c)	424,530
21,600	Microsoft Corp.	594,216

		1,594,746

See accompanying notes to financial statements.

7

WESTPEAK 130/30 GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Shares	Description	Value (†)

	Specialty Retail — 2.7%
15,900	Best Buy Co., Inc.(b)	$629,640
9,600	GameStop Corp., Class A(c)	387,840

		1,017,480

	Tobacco — 1.5%
27,000	Altria Group, Inc.	555,120

	Wireless Telecommunication Services — 1.0%
5,700	Telephone & Data Systems, Inc.	269,439
1,800	United States Cellular Corp.(b)(c)	101,790

		371,229

	Total Common Stocks (Identified Cost $50,724,173)	48,853,486

Principal Amount
Short-Term Investments — 0.4%
$132,337	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2008 at 1.300% to be repurchased at $132,341 on 7/1/2008, collateralized by $135,000 Federal Home Loan Mortgage Corp., 3.500% due 5/5/2011 valued at $136,013, including accrued interest (Note 2f of Notes to Financial Statements) (Identified Cost $132,337)	132,337

	Total Investments — 129.2% (Identified Cost $50,856,510)(a)	48,985,823
	Other assets less liabilities—(29.2)%	(11,065,234)

	Net Assets — 100%	$37,920,589

Shares
Common Stocks Sold Short — (28.8%) of Net Assets
	Aerospace & Defense — (1.1)%
21,300	Spirit Aerosystems Holdings, Inc., Class A(c)	(408,534)

	Automobiles — (2.0%)
8,000	Harley-Davidson, Inc.	(290,080)
22,100	Thor Industries, Inc.	(469,846)

		(759,926)

	Biotechnology — (1.3%)
11,700	ImClone Systems, Inc.(c)	(473,382)

	Chemicals — (0.4%)
4,200	International Flavors & Fragrances, Inc.	(164,052)

	Construction Materials — (1.8%)
20,800	Eagle Materials, Inc.	(526,864)
2,300	Vulcan Materials Co.	(137,494)

		(664,358)

	Electrical Equipment — (0.9%)
5,900	General Cable Corp.(c)	(359,015)

	Energy Equipment & Services — (0.3%)
4,100	BJ Services Co.	(130,954)

	Health Care Providers & Services — (4.1%)
30,700	Omnicare, Inc.	(804,954)
15,700	Quest Diagnostics, Inc.	(760,979)

		(1,565,933)

	Health Care Technology — (0.9%)
7,500	Cerner Corp.(c)	(338,850)

	Hotels, Restaurants & Leisure — (0.4%)
5,100	Scientific Games Corp., Series A(c)	(151,062)

	IT Services — (0.8%)
24,200	VeriFone Holdings, Inc.(c)	(289,190)

Shares	Description	Value (†)

	Machinery — (3.7%)
18,300	Graco, Inc.	$(696,681)
20,700	Trinity Industries, Inc.	(718,083)

		(1,414,764)

	Multiline Retail — (0.9%)
11,200	Nordstrom, Inc.	(339,360)

	Oil, Gas & Consumable Fuels — (1.9%)
30,100	Frontier Oil Corp.	(719,691)

	Pharmaceuticals — (2.2%)
41,000	APP Pharmaceuticals, Inc.(c)	(685,520)
12,400	Mylan, Inc.	(149,668)

		(835,188)

	Real Estate Management & Development — (0.6%)
11,400	CB Richard Ellis Group, Inc., Class A(c)	(218,880)

	REITs – Heath Care — (1.2%)
40,800	CapitalSource, Inc.	(452,064)

	Semiconductors & Semiconductor Equipment — (4.0%)
9,400	International Rectifier Corp.(c)	(180,480)
17,300	Microchip Technology, Inc.	(528,342)
92,400	Micron Technology, Inc.(c)	(554,400)
13,500	Rambus, Inc.(c)	(257,445)

		(1,520,667)

	Specialty Retail — (0.3%)
11,300	Office Depot, Inc.(c)	(123,622)

	Total Common Stocks Sold Short (Proceeds $13,523,147)	(10,929,492)

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2008, the net unrealized appreciation on investments based on a cost of $50,856,510 (excludes proceeds received from short sales of $13,523,147) for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation in which there is an excess of value over tax cost
	Investment securities	$3,142,414
	Securities sold short	2,741,814
	Aggregate gross unrealized depreciation in which there is an excess of tax cost over value
	Investment securities	(5,013,101)
	Securities sold short	(148,159)

	Net unrealized appreciation	$722,968

(b)	All or a portion of this security is held as collateral for short sales.
(c)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

8

WESTPEAK 130/30 GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2008 (Unaudited)

Net Asset Summary at June 30, 2008 (unaudited)

* Health Care Providers & Services	15.3%
Computers & Peripherals	11.2
* Aerospace & Defense	8.5
* Oil, Gas & Consumable Fuels	6.9
* Energy Equipment & Services	6.4
* Machinery	5.5
* Hotels, Restaurants & Leisure	4.4
Life Sciences Tools & Services	4.3
Software	4.2
* Semiconductors & Semiconductor Equipment	3.8
* Multiline Retail	3.5
Construction & Engineering	3.5
Media	3.2
* Chemicals	3.2
Internet Software & Services	2.4
* Specialty Retail	2.4
Metals & Mining	2.3
Electronic Equipment & Instruments	2.3
Personal Products	2.2
Communications Equipment	2.2
Internet & Catalog Retail	2.0
Auto Components	2.0
* Other Investments, less than 2% each	(1.7)
Short-Term Investments	0.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

*	Net of securities sold short.

See accompanying notes to financial statements.

9

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

ASSETS
Investments at cost	$50,856,510
Net unrealized depreciation	(1,870,687)

Investments at value	48,985,823
Cash	1,126,525
Receivable for Fund shares sold	3,327
Receivable for securities sold	900,055
Receivable from investment adviser (Note 5)	246
Dividends and interest receivable	15,061

TOTAL ASSETS	51,031,037

LIABILITIES
Securities sold short (proceeds $13,523,147)	10,929,492
Payable for securities purchased	1,825,513
Payable for Fund shares redeemed	130,960
Management fees payable (Note 5)	24,742
Deferred Trustees’ fees (Note 5)	142,842
Administrative fees payable (Note 5)	1,839
Dividends payable for short sales	7,634
Other accounts payable and accrued expenses	47,426

TOTAL LIABILITIES	13,110,448

NET ASSETS	$37,920,589

NET ASSETS CONSIST OF:
Paid-in capital	$89,873,302
Accumulated net investment loss	(445,481)
Accumulated net realized loss on investments and short sales	(52,230,200)
Net unrealized appreciation on investments and short sales	722,968

NET ASSETS	$37,920,589

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$33,219,930

Shares of beneficial interest	2,944,058

Net asset value and redemption price per share	$11.28

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.97

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,211,203

Shares of beneficial interest	440,955

Net asset value and offering price per share	$9.55

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$489,456

Shares of beneficial interest	51,316

Net asset value and offering price per share	$9.54

See accompanying notes to financial statements.

10

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$142,608
Interest	4,036

146,644

Expenses
Management fees (Note 5)	151,269
Service fees - Class A (Note 5)	43,864
Service and distribution fees - Class B (Note 5)	23,667
Service and distribution fees - Class C (Note 5)	2,571
Trustees’ fees and expenses (Note 5)	5,350
Administrative fees (Note 5)	10,398
Custodian fees and expenses	8,364
Transfer agent fees and expenses - Class A (Note 5)	58,356
Transfer agent fees and expenses - Class B (Note 5)	7,884
Transfer agent fees and expenses - Class C (Note 5)	855
Audit and tax services fees	5,755
Legal fees	2,345
Shareholder reporting expenses	9,611
Registration fees	18,800
Prime broker fees	50,289
Dividend expenses on securities sold short	98,450
Miscellaneous expenses	5,529

Total expenses	503,357
Less fee reduction and/or expense reimbursement (Note 5)	(52,438)

Net expenses	450,919

Net investment loss	(304,275)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SHORT SALES
Net realized loss on:
Investments	(2,156,554)
Short sales	(576,014)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,990,174)
Short sales	1,427,031

Net realized and unrealized loss on investments and short sales	(4,295,711)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,599,986)

See accompanying notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment loss	$(304,275)	$(512,259)
Net realized gain (loss) on investments and short sales	(2,732,568)	2,045,131
Net change in unrealized depreciation on investments and short sales	(1,563,143)	(3,550,540)

Net decrease in net assets resulting from operations	(4,599,986)	(2,017,668)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(4,321,544)	(7,829,470)

Net decrease in net assets	(8,921,530)	(9,847,138)

NET ASSETS
Beginning of the period	46,842,119	56,689,257

End of the period	$37,920,589	$46,842,119

ACCUMULATED NET INVESTMENT LOSS	$(445,481)	$(141,206)

See accompanying notes to financial statements.

12

STATEMENT OF CASH FLOWS FOR WESTPEAK 130/30 GROWTH FUND

For the Six Months Ended June 30, 2008 (Unaudited)

Increase (Decrease) In Cash

Cash Flows From Operating Activities:
Change in net assets resulting from operations	$(4,599,986)
Adjustments to reconcile change in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(23,353,221)
Proceeds from sales of investment securities	28,858,999
Net sales of short-term investment securities	284,862
Purchases to cover securities sold short	(8,658,894)
Proceeds from securities sold short	7,575,425
Decrease in income receivable	21,698
Increase in receivable for securities sold	(900,055)
Increase in receivable from investment adviser	(246)
Increase in payable for investments purchased	1,825,513
Decrease in payable for accrued expenses	(50,601)
Increase in management fee payable	17,279
Net realized loss on investments and short sales	2,744,419
Net unrealized depreciation on investments and short sales	1,563,143

NET CASH USED IN OPERATING ACTIVITIES	5,328,335

Cash Flows From Financing Activities:
Proceeds from sale of shares	1,395,556
Payment for shares redeemed	(5,610,872)

NET CASH PROVIDED BY FINANCING ACTIVITIES	(4,215,316)

NET INCREASE IN CASH	1,113,019

Cash:
Cash at beginning of period	13,506

Cash at end of period	$1,126,525

Supplemental disclosure of cash flow information:
Non cash financing activities, which typically consist of reinvestment of dividends, were zero. Interest and taxes paid were zero.

See accompanying notes to financial statements.

13

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:

	Net asset value, beginning of the period	Net investment income (loss) (b)		Net realized and unrealized gain (loss)	Total from investment operations

WESTPEAK 130/30 GROWTH FUND
Class A
6/30/2008(i)	$12.52	$(0.08)		$(1.16)	$(1.24)
12/31/2007	13.09	(0.11)		(0.46)	(0.57)
12/31/2006	11.81	(0.07)		1.35	1.28
12/31/2005	11.43	(0.10)		0.48	0.38
12/31/2004	10.87	(0.02	)(f)	0.58	0.56
12/31/2003	8.58	(0.08)		2.37	2.29
Class B
6/30/2008(i)	10.64	(0.10)		(0.99)	(1.09)
12/31/2007	11.20	(0.18)		(0.38)	(0.56)
12/31/2006	10.19	(0.14)		1.15	1.01
12/31/2005	9.94	(0.16)		0.41	0.25
12/31/2004	9.52	(0.09	)(f)	0.51	0.42
12/31/2003	7.56	(0.13)		2.09	1.96
Class C
6/30/2008(i)	10.62	(0.10)		(0.98)	(1.08)
12/31/2007	11.18	(0.18)		(0.38)	(0.56)
12/31/2006	10.17	(0.14)		1.15	1.01
12/31/2005	9.92	(0.16)		0.41	0.25
12/31/2004	9.50	(0.09	)(f)	0.51	0.42
12/31/2003	7.56	(0.13)		2.07	1.94

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(e)	Represents total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Includes special one-time distribution from Microsoft Corp. Without this distribution, net investment loss per share would have been $(0.08), $(0.14) and $(0.14) for Class A, Class B and Class C, respectively, and the ratio of net investment loss to average net assets would have been (0.76)%, (1.52)% and (1.51)% for Class A, Class B and Class C, respectively.

See accompanying notes to financial statements.

15

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(l)		Gross expenses (%) (e)(l)		Net investment income (loss) (%) (l)		Portfolio turnover rate (%)

$11.28	(9.9)	$33,220	2.14	(k)	2.40	(j)	(1.41)		45
12.52	(4.4)	40,370	1.67	(h)	1.81	(g)	(0.84)		143
13.09	10.8	47,332	1.61		1.62		(0.59)		126
11.81	3.3	49,680	1.88		1.88		(0.84)		132
11.43	5.2	57,420	1.89		1.89		(0.18	)(f)	121
10.87	26.7	63,380	1.93		1.93		(0.85)		107

9.55	(10.2)	4,211	2.88	(k)	3.14	(j)	(2.16)		45
10.64	(5.0)	5,899	2.41	(h)	2.54	(g)	(1.59)		143
11.20	9.9	8,599	2.36		2.38		(1.35)		126
10.19	2.5	9,864	2.63		2.63		(1.59)		132
9.94	4.4	12,916	2.64		2.64		(0.97	)(f)	121
9.52	25.9	16,485	2.68		2.68		(1.60)		107

9.54	(10.2)	489	2.89	(k)	3.15	(j)	(2.15)		45
10.62	(5.0)	573	2.41	(h)	2.55	(g)	(1.59)		143
11.18	9.9	758	2.36		2.38		(1.35)		126
10.17	2.5	936	2.63		2.63		(1.59)		132
9.92	4.4	1,013	2.64		2.64		(0.94	)(f)	121
9.50	25.7	1,174	2.68		2.68		(1.60)		107

(g)	Gross expenses excluding dividend expenses for securities sold short were 1.70%, 2.44% and 2.45% for Class A, Class B and Class C, respectively.
(h)	Net expenses excluding dividend expenses for securities sold short were 1.56%, 2.31% and 2.31% for Class A, Class B and Class C, respectively.
(i)	For the six months ended June 30, 2008 (Unaudited).
(j)	Gross expenses excluding dividend expenses for securities sold short were 1.91%, 2.66% and 2.66% for Class A, Class B and Class C, respectively.
(k)	Net expenses excluding dividend expenses for securities sold short were 1.65%, 2.40% and 2.40% for Class A, Class B and Class C, respectively.
(l)	Computed on an annualized basis for periods of less than one year, if applicable.

16

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust. Information presented in these financial statements pertains to the Westpeak 130/30 Growth Fund (the “Fund”); the financial statements for the other funds of the Trust are presented in separate reports.

The Fund offers Class A and Class C shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and the subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at the net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.  The Fund may enter into short sales transactions in which the Fund sells a security it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed in anticipation of a decline in the market value of the security. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender. Securities sold short represent a liability of the Fund to acquire securities at prevailing market prices in order to return the borrowed security to the lender. Liabilities for securities sold short are reported at market value in accordance with the Fund’s security valuation policies.

The Fund will realize a gain on a short position when the market price of the security goes down after the date of the short sale and it replaces the borrowed security at the lower market price. Conversely, if the market price of the security goes up after the date of the short sale, the Fund will realize a loss on the date on which it replaces the borrowed security at the higher market price. Because losses arise from an increase in the market price of the security sold short, the amount of loss realized by the Fund is

17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

theoretically unlimited. The Fund is also required to repay the lender of the security any dividends that accrue on the security during the period of the loan and will also bear other costs, such as charges for the prime brokerage account, in connection with short positions. These costs are reported as expenses in the Statement of Operations.

Until the Fund replaces the borrowed security, the Fund is required to maintain, in a segregated account at the Fund’s custodian bank, cash or securities at least equal to 300% of the value of the Fund’s liabilities for securities sold short. The securities held as collateral are assets of the Fund and are part of the Portfolio of Investments.

The risks associated with short sale transactions include (but are not limited to) the Fund not always being able to borrow a security it wants to sell short and the Fund having to replace the borrowed security at a time when the market value of the security has gone up in order to cover a short position.

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years December 31, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur between June 30, 2008 and the date that the Fund’s final tax return is filed that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, capital loss carryforwards, post October losses, wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

As of December 31, 2007, capital loss carryforwards and post-October losses were as follows:

Capital Loss Carryforward:
Expires December 31, 2009	$(16,749,265)
Expires December 31, 2010	(26,883,047)
Expires December 31, 2011	(4,097,913)

Total capital loss carryforward	$(47,730,225)

Deferred net capital losses (post-October)	$(1,745,104)

f.  Repurchase Agreements.  The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is the Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Indemnifications.  Under the Trust’s organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. For net asset value determination purposes, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (which could include quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Long Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$48,985,823
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$48,985,823

Short Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$10,929,492
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$10,929,492

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2008, purchases and sales of securities (excluding short-term investments) were $23,353,221 and $28,858,999, respectively. Short sales and purchases to cover were $7,575,425 and $8,658,894, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to the Fund . Under the terms of the management agreements, the Fund pays a management fee at the annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets, 0.70% of the next $300 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly.

Natixis Advisors has entered into a subadvisory agreement for the Fund with Westpeak Global Advisors, L.P. (“Westpeak”). Payments to Natixis Advisors are reduced in the amount of payments to the subadvisor.

Natixis Advisors has given binding undertakings to the Fund to reduce its management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses. For the six months ended June 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C
1.65%	2.40%	2.40%

Expense limits are exclusive of dividend expenses on securities sold short.

For the six months ended June 30, 2008, the management fees for the Fund were $151,269 (0.75% of average daily net assets). Class specific expenses have been reimbursed in the amount of $51,926.

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at June 30, 2008 were as follows:

Expenses Subject to Possible Reimbursement until December 31, 2008
Class A	Class B	Class C	Total
$65,588	$10,024	$948	$76,560

19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Fund. Natixis Advisors and Westpeak are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Expense.  Natixis Advisors provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors (the “Administrative Services Agreement”), the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Fund to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Pursuant to an amendment to the Administrative Services Agreement, effective July 1, 2008, the Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended June 30, 2008, the Fund paid the following for administrative fees to Natixis Advisors:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$10,398	$512	$9,886

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2008, the Fund paid Natixis Distributors $43,864 in service fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2008, the Fund paid Natixis Distributors $5,917 and $643 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2008, the Fund paid Natixis Distributors $17,750 and $1,928 in distribution fees under the Class B and Class C Plans, respectively.

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Fund

20

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Fund which are included in the transfer agent fees and expenses in the Statements of Operations.

Sub-Transfer Agent Fees
Class A	Class B	Class C
$2,445	$342	$36

e.  Commissions.  The Fund has been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Fund during the six months ended June 30, 2008 amounted to $29,471.

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended June 30, 2008, the Fund had no borrowings under this agreement.

Prior to March 12, 2008, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

7.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2008, $11,656 was rebated under these agreements.

21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008 (Unaudited)

8.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	112,780	$1,286,592	233,589	$3,116,297
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(392,749)	(4,478,538)	(626,717)	(8,362,258)

Net change	(279,969)	$(3,191,946)	(393,128)	$(5,245,961)

Class B
Issued from the sale of shares	3,012	$29,703	57,724	$661,921
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(116,577)	(1,131,346)	(270,922)	(3,088,283)

Net change	(113,565)	$(1,101,643)	(213,198)	$(2,426,362)

Class C
Issued from the sale of shares	4,065	$38,654	12,508	$144,889
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(6,683)	(66,609)	(26,379)	(302,036)

Net change	(2,618)	$(27,955)	(13,871)	$(157,147)

Decrease from capital share transactions	(396,152)	$(4,321,544)	(620,197)	$(7,829,470)

9.  Subsequent Event.  On June 17, 2008, the Board of Trustees of the Trust approved a plan to liquidate and terminate the Fund at close of business on August 22, 2008.

22

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2008

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 26, 2008